UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Lumentum Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LUMENTUM

2025

PROXY STATEMENT AND FISCAL ANNUAL REPORT

LUMENTUM HOLDINGS INC.

1001 RIDDER PARK DRIVE
SAN JOSE, CALIFORNIA 95131
October 7, 2025

Dear Lumentum Stockholders:

We are excited to invite you to the Annual Meeting of Stockholders of Lumentum Holdings Inc., taking place virtually on November 19, 2025 at 8:00 a.m. Pacific Time.

Fiscal year 2025 was a defining year for Lumentum. We entered the year with clarity, discipline, and a renewed focus on execution. We not only delivered strong results but also positioned Lumentum at the center of one of the most profound technology transformations of our time. Artificial intelligence and cloud infrastructure are reshaping the future, and optical interconnect is pivotal to enabling the high-speed backbone that is required. Lumentum is a leading supplier of photonics solutions, both inside and outside the data center.

In the past year, we accelerated growth in our Cloud and Networking business, expanded margins, and strengthened our foundation for long term success. Segment revenue grew 30 percent year over year as we ramped shipments of 800G transceivers, EML laser chips, pump lasers for subsea transmission, and narrow linewidth lasers for data center interconnect. We also introduced breakthrough technologies such as optical circuit switches and ultra high-power lasers for co-packaged optics that are setting the pace for AI infrastructure. These advances are putting Lumentum on a steep growth trajectory.

We were equally deliberate about strengthening our manufacturing footprint. In fiscal year 2025, we expanded capacity at our indium phosphide fabs in Japan, the United States and the United Kingdom and scaled assembly and test operations in Thailand. Having the capability to manufacture lasers in the U.S. has enabled us to capture additional domestic business. In total, these strategic moves ensure that we stay ahead as cloud providers adopt next-generation architectures.

Our Industrial Tech segment also advanced. We launched a new ultrafast laser platform, supported strong demand in solar and advanced semiconductor packaging, and improved profitability through tighter cost control and pricing discipline.

Financially, we delivered across the board. Full year revenue grew 21 percent to $1.65 billion. Gross margin expanded 450 basis points, operating margin rose over 1000 basis points, and earnings per share more than quadrupled, all on a non-GAAP basis. These results reflect the scalability of our model, the strength of our execution, and the leverage in our business.

Looking ahead, we enter fiscal year 2026 with powerful momentum. We are focused on continuing to grow the top line, expanding margins, and delivering sustainable, long-term value for our stockholders.

Our Annual Meeting will be hosted virtually at www.virtualshareholdermeeting.com/LITE2025, where you will be able to listen, submit questions, and vote online. The accompanying Notice of Annual Meeting and Proxy Statement contain details on the agenda and voting procedures.

We are again providing proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules.

Your vote is important. Please vote promptly by proxy online, by phone, or by following the instructions on the proxy card or voting instruction card if you received printed materials, whether or not you plan to attend the meeting.

We would also like to take a moment to thank Alan Lowe for his nearly 10 years at the helm of Lumentum. He spun the Company out of JDS Uniphase and built the foundation that we are now carrying forward.

We truly appreciate your continued trust and support. We believe that our best years are still to come as we drive optical interconnect ever deeper into the AI ecosystem.

Sincerely,

Michael E. Hurlston	Penelope A. Herscher
President and Chief Executive Officer	Chair

1

LUMENTUM HOLDINGS INC.

1001 RIDDER PARK DRIVE

SAN JOSE, CALIFORNIA 95131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

How to Vote Via Internet http://www.proxyvote.com Via Phone 1-800-690-6903 Via Mail In Person

To Be Held at 8:00 a.m. Pacific Time on Wednesday, November 19, 2025

Dear Stockholders of Lumentum Holdings Inc.:

The 2025 Annual Meeting of stockholders (the “Annual Meeting”) of Lumentum Holdings Inc., a Delaware corporation, will be held virtually on Wednesday, November 19, 2025, at 8:00 a.m. Pacific Time. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LITE2025, where you will be able to listen to the meeting live, submit questions and vote online. We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	the election of eight directors, to serve until our 2026 Annual Meeting of stockholders and until their successors are duly elected and qualified;
2.	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
3.	the approval of the 2025 Equity Incentive Plan; and
4.	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 27, 2026.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on September 25, 2025 as the record date for the Annual Meeting. Only stockholders of record on September 25, 2025 are entitled to notice of and to vote at the virtual Annual Meeting and any adjournments thereof. The Notice of Internet Availability of Proxy Materials, this proxy statement for the Annual Meeting (“Proxy Statement”) and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 7, 2025.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please cast your vote as soon as possible by Internet or telephone. If you received a paper copy of the proxy materials by mail, you may submit your proxy card in the postage-prepaid envelope provided. Your vote by Internet, phone or mail will ensure your representation at the Annual Meeting regardless of whether you attend the virtual meeting or not. If you attend the virtual Annual Meeting, you may revoke your proxy and vote via the virtual meeting website. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your account manager to vote your shares.

We thank you for your support and we hope you are able to attend our virtual Annual Meeting.

By order of the board of directors,

Michael E. Hurlston

President and Chief Executive Officer

San Jose, California

October 7, 2025

2	2025 Proxy Statement

3

Back to Contents

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Proposal No. 1 Election of Directors

You are being asked to elect eight directors. Each of the director nominees is standing for election for a one-year term ending at the next annual meeting of stockholders in 2026.	Your board of directors recommends that you vote “FOR” the election of each of the eight nominees.
See page 20

Director Nominees

			Director	Committees			Other Current Public
Name and Primary Occupation	Independent	Age	Since	Audit	Compensation	Governance	Company Boards
Pamela F. Fletcher CEO, Sion Power Corporation	✓	59	2023				Chemours
Isaac H. Harris Founder and CEO, DATKI Partners	✓	59	2021				None
Penelope A. Herscher (Chair) Advisor to Entrepreneurs; Former CEO	✓	65	2015				Forvia, Penguin Solutions
Michael E. Hurlston President and CEO, Lumentum		58	2025				Flex, Astera Labs
Julia S. Johnson Former SVP and GM, Mobile Computing, Zebra Technologies	✓	59	2017				None
Brian J. Lillie Former President, Private Cloud Business Unit, Rackspace Technology	✓	61	2015				None
Paul R. Lundstrom CFO, Copeland LP	✓	50	2024				None
Ian S. Small CEO, Blues Inc.	✓	61	2018				None

Member	Chair

4	2025 Proxy Statement

Back to Contents

Director Nominee Snapshot

	Pamela Fletcher	Isaac Harris	Penelope Herscher	Michael Hurlston	Julie Johnson	Brian Lillie	Paul Lundstrom	Ian Small
Skills/Competencies
Industry Experience (Consumer/OpComms/Lasers)	✓	✓	✓	✓	✓	✓	✓	✓
Innovation/Technology	✓	✓	✓	✓	✓	✓		✓
Business Development/M&A Experience/M&A Integration	✓	✓	✓	✓	✓	✓	✓	✓
Executive Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓
Global Experience	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance	✓				✓		✓
Engineering/R&D	✓		✓	✓	✓	✓		✓
Cybersecurity/IT	✓	✓				✓		✓
Manufacturing/Operations	✓	✓		✓	✓	✓	✓
Marketing/Sales	✓		✓	✓	✓	✓		✓
Compliance/Risk Management	✓	✓				✓	✓
Tenure (years)	<3	4	10	<1	8	10	<1	7
Independence	✓	✓	✓		✓	✓	✓	✓
Age	59	59	65	58	59	61	50	61
Gender	Female	Male	Female	Male	Female	Male	Male	Male

Corporate Governance Highlights

The board of directors believes that good corporate governance is an important component in enhancing investor confidence in the Company and increasing stockholder value. The imperative to continue to develop and implement best practices throughout our corporate governance structure is fundamental to our strategy to enhance performance by creating an environment that increases operational efficiency and ensures long-term productivity growth. Solid corporate governance practices also ensure alignment with stockholder interests by promoting fairness, transparency and accountability in business activities among employees, management and the board.

Corporate Governance Highlights
•	Majority voting for directors
•	Annual election of all directors
•	Independent Chair of the board of directors
•	Independent directors meet regularly without management present
•	Audit, Compensation and Governance committees composed entirely of independent directors
•	Engaged board; each director attended 100% of the aggregate of all meetings of the board of directors and any standing committees on which he or she served during fiscal year 2025
•	Significant share ownership guidelines for all executive officers and directors

5

Back to Contents
Proposal No. 2 Non-binding Advisory Vote to Approve Executive Compensation

The board of directors is asking stockholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement.	Your board of directors recommends that you vote “FOR” this proposal.
See page 27

Executive Compensation Key Points

•	93% of our current CEO’s and 88% of non-CEO NEOs’ fiscal year 2025 target total direct compensation was driven by achievement of our strategic, financial or market performance goals
•	We meaningfully changed our executive compensation program for fiscal year 2025 (as previously discussed in our 2024 proxy statement) and we continue to evolve our forward-looking executive compensation program to support our transformational goals and increased ambition, including a narrowed and enhanced focus on financial and relative performance goals
•	Our fiscal year 2025 Annual Incentive Program (“AIP”) was paid at 132.2% of target after the application of negative discretion discussed in the following bullet
•	The Compensation Committee applied negative discretion to reduce fiscal year 2025 AIP payout by 27.2%, from 181.5% achievement down to 132.2% achievement so that the payout better reflected its view of business performance
•	Our fiscal years 2023 – 2025 Long-Term Incentive Program Performance Stock Units (“PSUs”) were earned at 24% of target
•	We executed a successful CEO transition, and our compensation and transition arrangements with both the incoming and outgoing CEO have, as designed, delivered concrete results for stockholders
•	We maintain policies to promote sound compensation practices and corporate governance

Executive Compensation Structure

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we believe executives with higher levels of responsibility and a greater ability to influence Lumentum’s results should receive a greater percentage of their compensation as performance-based compensation. In fiscal year 2025, we compensated our named executive officers using the following elements for total target direct compensation:

(1)	Mr. Hurlston’s figures are based on his intended compensation for fiscal year 2026, which will have a pay mix similar to Mr. Lowe’s fiscal year 2025 package, although more weighted to performance

6	2025 Proxy Statement

Back to Contents
Proposal No. 3 Approval of the 2025 Equity Incentive Plan

The board of directors is asking stockholders to approve the 2025 Equity Incentive Plan.	Your board of directors recommends that you vote “FOR” this proposal.
See page 28

Proposal No. 4 Ratification of the Audit Committee’s Appointment of the Independent Registered Public Accounting Firm

The board of directors is asking stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 27, 2026.	Your board of directors recommends that you vote “FOR” this proposal.
See page 37

7

Back to Contents

LUMENTUM HOLDINGS INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 8:00 a.m. Pacific Time on Wednesday, November 19, 2025

The accompanying proxy is solicited on behalf of the board of directors of Lumentum Holdings Inc. (“Lumentum”, “we”, “us” or the “Company”) for use at the Lumentum 2025 Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually on Wednesday, November 19, 2025 at 8:00 a.m. Pacific Time, and any adjournment or postponement of the Annual Meeting. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LITE2025, where you will be able to listen to the meeting live, submit questions, and vote online. The Notice of Internet Availability of Proxy Materials and this proxy statement (“Proxy Statement”) for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 7, 2025.

Internet Availability of Proxy Materials

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and our annual report on Form 10-K for the fiscal year ended June 28, 2025 (“Annual Report”), and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper or email copies of our proxy materials if they so choose. We believe this process makes the proxy distribution process more efficient and less costly and helps conserve natural resources.

Lumentum’s Annual Report, will be available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.

General Information about the Annual Meeting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

You will be voting on:

•	the election of eight directors, to serve until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
•	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
•	the approval of the 2025 Equity Incentive Plan;
•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 27, 2026; and
•	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of each director nominee named in this Proxy Statement;
•	“FOR” the approval of a non-binding, advisory vote on the compensation of our named executive officers;
•	“FOR” the approval of the 2025 Equity Incentive Plan; and
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 27, 2026.

8	2025 Proxy Statement

Back to Contents

Who is entitled to vote?

Holders of our common stock as of the close of business on September 25, 2025, the record date, may vote at the Annual Meeting. As of the record date, there were 70,912,590 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, by Internet, or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the record date, your shares were held on your behalf in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares held in street name. Accordingly, the Notice of Internet Availability, Proxy Statement and any accompanying documents have been provided to your broker or nominee, who in turn provided the materials to you. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by using the voting instruction card or by following their instructions for voting on the Internet or by telephone.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: Each director must be elected by the affirmative vote of a majority of the votes cast with respect to that director. This means that, to be elected, the number of votes cast for a director must exceed the number of votes cast against that director. Abstentions and broker non-votes are not counted as votes cast for or against such director’s election and therefore will have no impact on the outcome of the vote.
•	Proposal No. 2: The approval of the non-binding advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.
•	Proposal No. 3: The approval of the 2025 Equity Incentive Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote. This vote will also constitute approval under the Nasdaq Listing Rules.
•	Proposal No. 4: The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Brokers will have discretion to vote on this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	at the Annual Meeting, via the virtual meeting website – any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LITE2025, where stockholders may vote and submit questions during the meeting. The Annual Meeting starts at 8:00 a.m. Pacific Time on Wednesday, November 19, 2025. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;
•	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on November 18, 2025 (have your proxy card in hand when you visit the website);
•	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call); or
•	by completing and mailing your proxy card (if you received printed proxy materials).

Proxy cards submitted by mail must be received by November 18, 2025 to be voted at the Annual Meeting. Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on November 18, 2025. Submitting your proxy, whether via Internet, by telephone or by mail, will not affect your right to vote at the Annual Meeting via the virtual meeting website should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted including how to attend and vote at the Annual Meeting.

9

Back to Contents

All proxies will be voted in accordance with the instructions specified on the proxy. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated in this proxy.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;
•	returning a later-dated proxy card; or
•	delivering to the Secretary of Lumentum Holdings Inc., by any means, a written notice stating that the proxy is revoked.

Additionally, you can change your vote or revoke your proxy by attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

How can I attend the Annual Meeting?

You are entitled to participate in the Annual Meeting if you were a holder of Lumentum shares as of the record date of September 25, 2025. You will be able to attend online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LITE2025. You also will be able to vote your shares electronically at the Annual Meeting. To participate, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied the proxy materials. If you are a streetname holder and your proxy materials were forwarded by your broker, please follow your broker’s instructions.

Beginning 30 minutes prior to the start of and during the online Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the audio webcast of the meeting. If you encounter technical difficulties accessing the audio webcast, please call our support team at 800-586-1548 (US) or 303-562-9288 (International).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Michael Hurlston, Wajid Ali, and Jae Kim have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail or e-mail. Instructions on how to access the proxy materials over the Internet or to request a paper or e-mail copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition to using the Internet, our directors, officers and employees may solicit proxies in person and by mailings, telephone, facsimile, or electronic transmission, for which they will not receive any additional compensation.

10	2025 Proxy Statement

Back to Contents

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP. Your broker will not have discretion to vote on the election of directors, the approval of the non-binding, advisory vote on the compensation of our named executive officers, or the approval of our 2025 Equity Incentive Plan, each of which are “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials, such stockholder may contact our Investor Relations at 1 (408) 546-5483 or by mail at the following address:

Lumentum Holdings Inc.
Attention: Investor Relations
1001 Ridder Park Dr.
San Jose, California 95131

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 Annual Meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than June 9, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Lumentum Holdings Inc.
Attention: Secretary
1001 Ridder Park Dr.
San Jose, California 95131

11

Back to Contents

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2026 Annual Meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than August 21, 2026; and
•	not later than the close of business on September 20, 2026.

In the event that we hold our 2026 Annual Meeting of stockholders more than 30 days before or more than 60 days after (other than as a result of adjournment) the one-year anniversary of the 2025 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or
•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation and Nomination of Director Candidates

You may propose director candidates for consideration by our Governance Committee. Any such recommendations should include the candidate’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Governance Committee.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement. In addition, to comply with Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the 2026 Annual Meeting of stockholders by notifying our Secretary no later than the dates set forth above with respect to nominations. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our amended and restated bylaws.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

12	2025 Proxy Statement

Back to Contents

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors. As of September 25, 2025, our board of directors consisted of nine (9) members, eight of whom qualified as “independent” under the Nasdaq listing standards. Harold L. Covert, who has served as a member of our board of directors since 2015, will not be standing for reelection at the Annual Meeting. We thank Mr. Covert for his service. Accordingly, the size of our board of directors will be decreased from nine to eight directors following the election of directors at the Annual Meeting.

Director Independence

Our board of directors has determined that the following directors are independent under the Nasdaq listing standards: Harold L. Covert, Pamela F. Fletcher, Penelope A. Herscher, Isaac H. Harris, Julia S. Johnson, Brian J. Lillie, Paul R. Lundstrom and Ian S. Small.

Board Leadership Structure

Our board of directors has determined that it is in the best interests of the Company to maintain the board chair and chief executive officer positions separately. Ms. Herscher, an outside, independent director, serves as our board chair. The board of directors believes that having an outside, independent director serve as chair is the most appropriate leadership structure, as this enhances its independent oversight of management and the Company’s strategic planning, reinforces the board of directors’ ability to exercise its independent judgment to represent stockholder interests, and strengthens the objectivity and integrity of the board of directors. Moreover, we believe an independent chair can more effectively lead the board of directors in objectively evaluating the performance of management, including the chief executive officer, and guide it through appropriate board governance processes.

Ms. Herscher assists in developing the agenda for the board meetings, is the primary liaison between the board of directors and management, chairs meetings of the board of directors and executive sessions and assists with stockholder communications as requested. Ms. Herscher’s strong leadership skills, independent thinking and professional experience assist the board of directors in providing effective oversight of management, Company strategy and board effectiveness.

Board Committees and Meetings

During fiscal year 2025, the board of directors held 15 meetings. The board of directors has three standing committees: an Audit Committee, a Compensation Committee, and a Governance Committee. The members of the committees during fiscal year 2025 are identified below.

Each continuing director attended at least 100% of the aggregate of all meetings of the board of directors and any standing committees on which he or she served during fiscal year 2025 after becoming a member of the board of directors or after being appointed to a particular committee. The Company encourages, but does not require, the members of its board of directors to attend the Annual Meeting. All eight members of our board of directors who were directors at the time and were nominated for reelection attended our 2024 Annual Meeting.

Audit Committee

MEMBERS: Paul R. Lundstrom (Chair) Harold L. Covert Pamela F. Fletcher Julia S. Johnson MEETINGS: 8

The Audit Committee is responsible for the appointment, qualification and oversight of the independent auditor, including the determination of the auditor’s independence, as well as for assisting the full board of directors in fulfilling its oversight responsibilities relative to:

•  the Company’s financial statements;

•  financial reporting practices;

•  systems of internal accounting and financial control;

•  internal audit function;

•  annual independent audits of the Company’s financial statements; and

•  such legal and ethics programs as may be established from time to time by management and the board of directors.

The board of directors has determined that all members of the Audit Committee are “independent” as defined in the applicable rules and regulations of the SEC and the Nasdaq listing rules. The board of directors has further determined that Paul R. Lundstrom and Harold L. Covert are each an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K of the Exchange Act. A copy of the Audit Committee charter can be viewed at the Company’s website at www.lumentum.com.

13

Back to Contents

Compensation Committee

MEMBERS: Ian S. Small (Chair) Isaac H. Harris Brian J. Lillie MEETINGS: 10

The Compensation Committee is responsible for:

•  assisting the board of directors in discharging its responsibilities for executive compensation;

•  ensuring that the Company adopts and maintains responsible and competitive compensation programs for its employees, officers and directors consistent with the long-range interests of stockholders;

•  the administration of the Company’s employee stock purchase plan and equity incentive plans;

•  reviewing the Compensation Discussion and Analysis section contained in our Proxy Statement and preparing the Compensation Committee Report for inclusion in our Proxy Statement; and

•  reviewing and considering the results of any advisory stockholder votes on executive compensation.

The board of directors has determined that all members of the Compensation Committee are “independent” as that term is defined in the applicable rules and regulations of the SEC and the Nasdaq listing rules. Each member of the Compensation Committee is a non-employee director under Rule 16b-3 promulgated under the Exchange Act. A copy of the Compensation Committee charter can be viewed at the Company’s website at www.lumentum.com.

During fiscal year 2025, the Compensation Committee engaged Semler Brossy to assist the Compensation Committee with its analysis and review of the compensation of our executive officers, as well as a risk analysis of our compensation programs. Semler Brossy provides advice relating to our compensation peer group selection as well as support and specific analysis with regard to compensation data and formulation of recommendations for executive compensation. In addition, in fiscal year 2025, Semler Brossy provided compensation data and assisted in formulation of recommendations for outside director compensation. Semler Brossy reports directly to our Compensation Committee, and the Compensation Committee has determined that Semler Brossy is independent from management and that the work of Semler Brossy has not raised any conflicts of interest. Semler Brossy attends most Compensation Committee meetings, works directly with the Compensation Committee Chair and Compensation Committee members, and sends all invoices, including descriptions of services rendered, to the Compensation Committee Chair for review and payment approval. All work performed for the Company by Semler Brossy in fiscal year 2025 was in support of the Compensation Committee and authorized by the Compensation Committee. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the section entitled “Compensation Discussion and Analysis – Compensation Decision Processes.”

Governance Committee

MEMBERS: Julia S. Johnson (Chair) Pamela F. Fletcher Penelope A. Herscher MEETINGS: 4	The Governance Committee: • serves as our nominating committee; • oversees our corporate governance practices; and • oversees annual board of directors, committee, and individual director evaluations.

The board of directors has determined that all members of the Governance Committee are “independent” as that term is defined in the applicable Nasdaq listing rules. A copy of the charter can be viewed at the Company’s website at www.lumentum.com.

14	2025 Proxy Statement

Back to Contents

Considerations in Evaluating Director Nominees

The Governance Committee selects nominees from a broad base of potential candidates and seeks qualified candidates with diverse backgrounds and experience who possess the highest ethical and professional character and will exercise sound business judgment. In identifying and reviewing potential candidates for the board of directors, the Governance Committee considers the individual’s experience in the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, diversity, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to be involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. It is the Governance Committee’s goal to nominate candidates with diverse backgrounds and capabilities, to reflect the diverse nature of the Company’s stakeholders (security holders, employees, customers and suppliers), while emphasizing core excellence in areas pertinent to the Company’s long-term business and strategic objectives. A candidate must have an employment and professional record which demonstrates, in the Governance Committee’s judgement, that the candidate has sufficient and relevant experience and background, taking into account positions held, and industries, markets and geographical locations served. A detailed description of the criteria used by the Governance Committee in evaluating potential candidates may be found in the charter of the Governance Committee.

From time to time the Governance Committee has engaged a third-party search firm to assist in identifying and reviewing candidates for membership on our board of directors.

Stockholder Recommendations and Nominations to the Board of Directors

As provided in the charter of the Governance Committee, Stockholders may recommend candidates to the Governance Committee for potential nomination. The Governance Committee will consider and make recommendations to the board of directors regarding any stockholder recommendations for candidates to serve on the board of directors. Stockholders wishing to recommend candidates for consideration by the Governance Committee may do so by writing to the Company’s Corporate Secretary at Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131. Such writing must provide the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the recommending stockholder’s ownership of Company stock not less than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting to assure time for meaningful consideration by the Governance Committee. There are no differences in the manner in which the Governance Committee evaluates candidates for director based on whether the candidate is recommended by a stockholder. In addition, pursuant to our amended and restated bylaws, stockholders may nominate candidates for the board of directors. Our amended and restated bylaws specify in greater detail the requirements as to the timing, form and content of the stockholder’s notice of nomination. Such nominations must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice for such meeting. The nominating stockholder must also provide the information specified in our amended and restated bylaws. We recommend that any stockholder wishing to nominate a director review a copy of our amended and restated bylaws, which may be obtained by accessing our public filings on the SEC’s website at www.sec.gov.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company or has had any relationship requiring disclosure under Item 404 of Regulation S-K during the last fiscal year. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors and mailing the correspondence to our General Counsel at Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131. Each communication should set forth (i) the name and address of the stockholder as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chair of our board of directors.

15

Back to Contents

Corporate Governance Guidelines and Code of Business Conduct

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct is posted on the Investors page under the Corporate Governance portion of our website at www.lumentum.com. We will post amendments to our Code of Business Conduct and waivers of our Code of Business Conduct for directors and executive officers on the same website.

Insider Trading Policy

Our board of directors has adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees, and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal year 2024.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management, including the processes for the identification and assessment of risks, are appropriate and functioning as designed.

Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our chief executive officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the Company, as well as such other items as they deem appropriate. Management and the board of directors periodically assess the material risks of the Company to ensure that changes in the risk environment and related risk management is proactive.  As part of this approach, our board of directors also assesses both the materiality of a risk and its immediacy in making strategic decisions and helping management prioritize resources.

While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as regulatory risk, liquidity risk and cybersecurity risk. Our Governance Committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance, as well as oversight of our corporate social responsibility efforts. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Our board of directors and its committees engage outside advisors and experts from time to time to assist in understanding threats, trends, and our risk environment in general.  Our board of directors believes its current leadership structure supports the risk oversight function of the board.

Compensation Program Risk Assessment

Consistent with SEC disclosure requirements, in fiscal year 2025, a team composed of senior members of our human resources, finance and legal departments and our compensation consultant, Semler Brossy, inventoried and reviewed elements of our compensation policies and practices. This team then reviewed these policies and practices with our management team in an effort to assess whether any of our policies or practices have design elements that encourage excessive risk taking that is reasonably likely to have a material adverse effect on the Company. This assessment included a review of the various compensation programs and policies that are intended to mitigate excessive risk taking. Management reviewed and discussed the results of this assessment with the Compensation Committee, which consulted with Semler Brossy. Based on this review, we believe that our compensation policies and practices, individually and in the aggregate, do not create risks that are reasonably likely to have a material adverse effect on the Company.

16	2025 Proxy Statement

Back to Contents

Sustainability

The Governance Committee provides oversight of Lumentum’s sustainability strategy, including how we address sustainability impacts. Our dedicated Sustainability Team delivers quarterly updates to the CEO and the Governance Committee, ensuring visibility into progress, challenges, and key initiatives. These regular updates serve as a mechanism for board of directors to review the effectiveness of our sustainability efforts and ensure alignment with our strategic priorities. The Sustainability Liaison, a member of the board of directors, works closely with our Sustainability Team to guide efforts and provide a feedback loop between recommendations of the board of directors and implementation by our Sustainability Team. The Sustainability Team actively engages with departmental leads across the Company to communicate and implement sustainability-related initiatives.

We aim to illuminate the path forward to a more sustainable future. We recognize that our actions affect the people and communities where we live and work. We take our responsibility to the global community seriously, and to live up to that responsibility, we have built our sustainability program upon three pillars:

Planet: Lighter Impact

•	Lighten our environmental footprint by reducing our energy consumption, greenhouse gas (GHG) emissions, water consumption, and waste generation.
•	Commit to the procurement or generation of renewable energy at all sites.

People: Positive Impact

•	Invest in career and professional development for all employees.
•	Operate to the highest social, ethical, and safety standards within our facilities and propagating that model across our value chain.
•	Contribute to the communities in which we live and operate.

Innovation: Breakthrough Impact

•	Push the boundaries to design products and processes that deliver value and delight our customers.
•	Continuously improve our products and processes to create the safest and most efficient products with the highest standards.

Our annual Corporate Sustainability Reports can be viewed at the Company’s website at www.lumentum.com.

Impact on Climate and Environment

As global citizens, we are impacted by climate change and are committed to addressing climate risks posed to our business. Since 2017, we annually complete the CDP Climate Change Questionnaire, which aligns to the Task Force for Climate-related Financial Disclosures (“TCFD”) recommendations, to disclose our efforts. In fiscal year 2025, we received B ratings for our 2024 CDP Climate Change disclosure for the second consecutive year, and for our 2024 CDP Water Security disclosure for the first time. The B scores indicate that Lumentum has addressed its environmental impacts and ensures good environmental management. The scores are above average for the North American region and the electrical and electronic equipment sector, reflecting progress in our approach and dedication to transparency.

We are proud of our commitment to achieve net-zero GHG emissions (Scope 1 and 2) by 2030. To further this effort, in fiscal year 2025, we sourced 84% renewable electricity for our global operations, up from 79% the year prior. Our Scope 1 and Scope 2 emissions decreased by 20% over the fiscal year, primarily due to the purchase of renewable electricity and site consolidations.

This year, we generated over 8 GWh of solar power from our three on-site solar panel installations across our San Jose, California (U.S.) corporate headquarters our largest manufacturing facility in Navanakorn, Thailand, and Škoflijica, Slovenia site.

As part of our commitment to a sustainable future, our goals regarding climate change include:

•	Net-zero GHG emissions from our global operations (Scope 1 and 2) by 2030;
	—	In fiscal year 2025, our Scope 1 and 2 GHG emissions decreased by 20%, compared to fiscal year 2024;
•	Reduce GHG emissions intensity* by 30% by fiscal year 2025 from a fiscal year 2021 baseline; and
	—	In fiscal year 2025, our Scope 1, 2 and 3 GHG emissions intensity* decreased by 50%, compared to fiscal year 2021;
•	Increase the percentage of renewable electricity year over year;
	—	In fiscal year 2025, we increased the procurement of renewable electricity from 79% to 84%.

*	Emissions intensity is MT CO2-e per million U.S. dollars of revenue. Scope 3 includes only contract manufacturers, business travel, fuel-and energy-related activities.

17

Back to Contents

Our environmental goals also address water withdrawal and waste reduction as follows:

•	Reduce annual water withdrawal by 5% by fiscal 2026, compared to fiscal year 2023 levels; and
	—	In fiscal year 2025, water withdrawal decreased by 2.5% compared to fiscal year 2023;
•	Divert 90% of non-hazardous waste from landfill by fiscal year 2027;
	—	In fiscal year 2025, 81% of non-hazardous waste was diverted from landfill.

In fiscal year 2022, we committed to setting a science-based emissions reduction targets, in line with the Science Based Targets initiative (“SBTi”). This year, we received approval for our near (2030) and long-term (2050) GHG emissions reduction targets from the SBTi. This approval reaffirms our commitment to climate action and alignment with the objectives of our key customers.

Our Near-Term science-based GHG Reduction Targets:

•	90% reduction in absolute Scope 1 and 2 GHG emissions by fiscal year 2030, from a fiscal year 2022 baseline;
•	52% reduction per data capacity delivered in Scope 3 GHG emissions (from use of sold cloud and networking products) within the same timeframe;
•	30% of Lumentum suppliers to have their own science-based targets for emissions covering purchased goods and services by fiscal year 2028; and
•	25% of Lumentum customers to have their own science-based targets for emissions covering use of sold products by fiscal year 2028.

Our Long-Term science-based GHG Reduction Targets:

•	Maintain a minimum 90% reduction in absolute Scope 1 and 2 GHG emissions expected in fiscal year 2030 to continue through fiscal year 2050, from a fiscal year 2022 baseline; and
•	90% reduction in absolute Scope 3 GHG emissions by fiscal year 2050, within the same timeframe.

Human Rights

Lumentum is committed to upholding the human rights of all workers and to treat each person with dignity and respect. Lumentum enforces several policies to protect the rights of its workers. We acknowledge our primary human rights risk exists in our supply chain and we expect all suppliers to apply the same level of protection to workers’ rights as we do. We prohibit the use or support of any form of child labor, forced labor or human trafficking at Lumentum and at our suppliers. This requirement is embedded in our Corporate Social Responsibility Policy, Code of Business Conduct, Supplier Code of Conduct and through our membership in the Responsible Business Alliance. In addition, we ensure there is transparency in our own business and in our approach to tackling modern slavery throughout our supply chain, consistent with obligations under the UK Modern Slavery Act, the California Transparency in Supply Chains Act, and Canada’s Fighting Against Forced Labour and Child Labour in Supply Chains Act.

All our manufacturing sites conduct annual self-assessments to identify human rights risks and complete an internal or external audit that includes human rights issues. Additionally, in fiscal year 2025, we completed a new labor and ethics risk assessment process to identify and mitigate potential risks of adverse labor or ethics impacts. Furthermore, we conduct a supplier risk assessment annually and audit selected high-risk suppliers.

Lumentum understands the risks of forced labor. We have implemented practices designed to ensure forced labor does not exist in our operations nor in our supply chain. Lumentum pays all fees associated with recruitment and ongoing employment, and prohibits suppliers, including subcontractors and recruitment agencies, from charging workers any fees or deposits for employment. This applies to all types of workers, including migrant, temporary or subcontracted. All Lumentum sites require official government identity documents to verify age and right to work. Identity documents are used for verification purposes only and retained by the employee. Employment is at-will, and each employee is provided an employment agreement with clearly defined terms and conditions. Suppliers are required to follow these same requirements.

Lumentum does not tolerate harassment, intimidation, or discrimination of any kind, which is clearly stated in our Code of Business Conduct and Supplier Code of Conduct. As an equal opportunity employer, Lumentum is committed to providing a workplace free of harassment, discrimination, and retaliation, as well as disrespectful, abusive, or unprofessional conduct.

18	2025 Proxy Statement

Back to Contents

Talent Management

The performance of Lumentum relies upon the strength of our team. Consequently, our ability to recruit and retain the services of executive, engineering, sales and marketing, and support personnel is of critical importance. Highly qualified individuals – in particular, engineers in specialized technical areas and salespeople in specialized markets are in high demand, and competition for such individuals is intense. Therefore, we understand the importance of creating an attractive and rewarding work environment for our employees, including managing our brand in the job market.

At Lumentum, our strategic focus on leadership development is a cornerstone of our talent management initiatives, essential for fostering internal talent and maintaining a robust pipeline of future leaders. In fiscal year 2025, we reaffirmed this commitment by providing leadership development programs designed to prepare talent to address business challenges and enhance the professional and personal growth of our employees. These programs reflect our dedication to developing internal talent and emphasize the critical role of leadership in sustaining an engaged and motivated workforce.

Aligned with our company’s growth and talent retention goals, our talent management programs are pivotal in identifying and cultivating high-potential employees for key future roles. Recognizing the importance of succession planning, we ensure the seamless transfer of institutional knowledge and smooth leadership transitions. By nurturing our internal talent pool for leadership positions, we proactively mitigate disruptions and accelerate our growth trajectory.

Several strategic initiatives align to fortify our workforce progression:

•	Our annual talent review process identifies individuals vital to our operations and future growth.
•	Embedded within our strategy is mentorship, 360-degree feedback, and personalized coaching for improved communication and interpersonal capabilities.
•	Offering international assignments to enhance critical experience across cultures and geographies.
•	HRIS tools to better identify talent for career opportunities to enable our ability to recognize and promote from within.
•	Our robust e-learning platform, which provides personalized learning experiences for employees across a variety of skill domains, including technical content, business and leadership content, as well as creative content.
•	Our global mental health platform, with the goal of supporting the health and well-being of our workforce.

Our commitment to employee development fosters loyalty and engagement, resulting in reduced turnover rates. This fortifies Lumentum’s capacity for resilience, positioning us to attain significant growth milestones while safeguarding our internal talent.

19

Back to Contents

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Eight (8) directors have been nominated by our board of directors for election at the Annual Meeting, each to serve a one-year term until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. The size of our board of directors will be decreased from nine to eight directors immediately following the election of directors at the Annual Meeting. All of the nominees are currently members of the board of directors and are standing for reelection. Mr. Lundstrom is standing for election by stockholders for the first time and was initially recommended for nomination by a third party search firm. All of the director nominees are independent under the Nasdaq listing rules except for Mr. Hurlston.

Each director nominee has consented to being named in this proxy statement and we have no reason to believe that the nominees named below will be unable or unwilling to serve as a director if elected.

Director Nominees

Our Governance Committee and our board of directors have evaluated each of the director nominees. Based on this evaluation, the Governance Committee and the board of directors have concluded that it is in the best interest of Lumentum and its stockholders for each of the proposed director nominees listed below to continue to serve as a director of Lumentum. The nominee’s individual biographies below contain information about their experience, qualifications and skills that led our board of directors to nominate them.

Pamela F. Fletcher, 59	DIRECTOR SINCE: February 2023
COMMITTEE MEMBERSHIP: Audit; Governance

QUALIFICATIONS

•  Significant experience innovating and creating high-growth businesses and revenue streams

•  Extensive experience in the automotive and transportation industries

•  Strong leadership and business experience in driving market expansion

EXPERIENCE:

Ms. Fletcher is an experienced transportation and sustainability executive with over three decades of experience across the automotive and transportation industries. Ms. Fletcher currently serves as the chief executive officer of Sion Power Corporation, a next generation battery company, a position she has held since July 2024. Ms. Fletcher previously served as Senior Vice President, Chief Sustainability Officer and Corporate Innovation at Delta Air Lines, Inc. from February 2022 to August 2023, where she led Delta’s Sustainability and Innovation organizations in service of the company’s net-zero future. Prior to Delta Air Lines, Ms. Fletcher enjoyed a fifteen-year career at General Motors Company, where she held senior leadership positions such as Vice President of Global Innovation from October 2018 to February 2022 and Vice President of Electric Vehicles from October 2017 to September 2018. Ms. Fletcher is a well-known innovator in the transportation sector, having been named in Motor Trend’s 2018 and 2019 “Power List;” on Automotive News’ 2025 list of “100 Leading Women in the North American Auto Industry;” and on Crain’s 2021 list of “100 Most Influential Women.” In addition to the Lumentum Board, she serves on the board of directors of The Chemours Company, a chemical company, and the Board of Advisors for the College of Engineering at the University of North Carolina Charlotte. She also served as a member of the board of directors of Coherent, Inc. from July 2017 to June 2022. Ms. Fletcher holds a Bachelor of Engineering degree from Kettering University and a Master of Engineering degree from Wayne State University. She has also completed Executive Education programs at Northwestern University’s Kellogg School of Management, Harvard Business School, and Stanford University’s Graduate School of Business.

20	2025 Proxy Statement

Back to Contents
Isaac H. Harris, 59	DIRECTOR SINCE: June 2021
COMMITTEE MEMBERSHIP: Compensation

QUALIFICATIONS

•  Strong leadership and business experience in supply chain and operations

•  Significant business experience internationally

•  Extensive manufacturing and supply chain operations experience

EXPERIENCE:

Mr. Harris is a senior operating executive with over 30 years of experience in the technology industry. He currently serves as Founder and President at DATKI Partners, a supply chain strategy consulting firm, a position he has held since January 2024. Mr. Harris previously served as Advisor to the CEO at ZT Systems, a leading provider of innovative compute and storage solutions for hyperscale data centers, from January 2023 to January 2024. He previously served as Corporate Vice President of Global Supply Chain Operations at ZT Systems from April 2020 to January 2023. Mr. Harris also currently serves as a board director for Trajectory Foundation, a non-profit organization he joined in April 2022. Trajectory Foundation helps Black students attend Historically Black Colleges and Universities through scholarship awards. From October 2011 to March 2020, he held several senior leadership positions at Cisco Systems, a provider of technologies that power the internet, most recently as Vice President, Supply Chain Operations. Previously, Mr. Harris held several senior leadership roles at HP Inc., a provider of technology hardware, including as Vice President, Supply Chain for Notebook Global Business Unit. As a passionate advocate for diversity, inclusion, and equality in the workplace, Mr. Harris has made a career of creating opportunities and making positive change. He is an active member of the Executive Leadership Council and has previously served on Howard University’s Business School Advisory Board. Additionally, he was recognized by Savoy Magazine as one of the Most Influential Black Executives in Corporate America in 2020. Mr. Harris holds a Master of Business Administration degree from the University of Chicago Booth School of Business, a Master of Business Administration degree from the Katholieke Universiteit Leuven (Belgium) School of Applied Economic Sciences, and a Bachelor of Business Administration degree in Finance from Loyola University Chicago.

Penelope A. Herscher, 65	DIRECTOR SINCE: August 2015
BOARD CHAIR COMMITTEE MEMBERSHIP: Governance

QUALIFICATIONS

•  Experience as chief executive officer of several technology companies

•  Extensive marketing and technical background

•  Valuable insight and experience from serving on the board and committees of public companies

EXPERIENCE:

Ms. Herscher is a seasoned technology public company board director, executive, and entrepreneur, with more than 15 years of experience as a high-tech CEO in Silicon Valley and more than 15 years of experience serving on public company boards of directors. She also currently serves as a member of the board of directors of Forvia SE, an automotive parts manufacturer, publicly traded in France, and as chair of the board of directors of Penguin Solutions, Inc. (formerly SMART Global Holdings), a technology solutions company. She also serves on the board of Modern Health, a private health benefits company. Ms. Herscher previously served as a member of the board of directors of Delphix Corp., a data analytics company, from 2018 to 2024, Embark Technologies, a transportation technology company, from 2022 to 2023, Verint Systems Inc., a software analytics company, from 2017 to 2021, PROS Holdings Inc., a SaaS company, from 2018 to 2021, Rambus, Inc. from 2006 to 2018 and Viavi from 2008 until Lumentum’s separation from Viavi in 2015. From 2004 to 2015, Ms. Herscher held the position of president and chief executive officer at FirstRain, an enterprise software company, and from 2002 to 2003, she held the position of executive vice president and chief marketing officer of Cadence Design Systems, Inc. an electronic design automation software company. From 1996 to 2002, Ms. Herscher was president and chief executive officer of Simplex Solutions, taking the company public in 2001, prior to its acquisition by Cadence in 2002. Ms. Herscher holds a BA Hons, MA in Mathematics from Cambridge University in England.

21

Back to Contents
Michael E. Hurlston, 58	DIRECTOR SINCE: February 2025
COMMITTEE MEMBERSHIP: None

QUALIFICATIONS

•  Extensive experience as a public company chief executive officer and in senior leadership positions at technology companies

•  Deep Experience with the AI, semiconductor and telecommunications industries

•  Operational experience resulting in significant improvements in a company’s financial performance

•  Proven track record of scaling technology businesses to achieve consistent profitable growth and revenue expansion

EXPERIENCE:

Mr. Hurlston has served as Lumentum’s president and chief executive officer since February 2025. Prior to joining Lumentum, he served as president and chief executive officer at Synaptics, Inc., a leader in solutions for the Internet of Things (IoT) market, from August 2019 to February 2025. Prior to Synaptics, Mr. Hurlston served as the chief executive officer of Finisar Corporation, a telecommunications company, from January 2018 to August 2019, where he oversaw the company’s agreement to be acquired by II-VI. Before joining Finisar, he served in a variety of senior leadership positions at Broadcom Limited and its predecessor corporation from November 2001 to October 2017, including senior vice president and general manager of the Mobile Connectivity Products/Wireless Communications and Connectivity Division from February 2016 to October 2017 and from September 2009 to January 2013 and as executive vice president of sales from January 2013 to February 2016. Additionally, Mr. Hurlston previously held senior marketing and engineering positions at Oren Semiconductor, Inc., Avasem, Integrated Circuit Systems, Inc., MicroPower Systems Inc., Exar Corporation, and IC Works Inc. from 1991 to 2001. Mr. Hurlston has served as a member of the boards of directors of Flex Ltd., a leader in Electronics Services Manufacturing (EMS), since September 2020 and Astera Labs, Inc., a trailblazer in purpose-built connectivity solutions for rack-scale AI, since September 2022. Mr. Hurlston holds Bachelor of Science and Master of Science degrees in Electrical Engineering and a Master of Business Administration from the University of California, Davis.

Julia S. Johnson, 59	DIRECTOR SINCE: November 2017
COMMITTEE MEMBERSHIP: Audit; Governance (Chair)

QUALIFICATIONS

•  Strong leadership and business experience in operations, product development and technology

•  Significant international experience in consumer products for the technology industry

•  Strong technical background

•  Selected as one of “Crain’s 2020 Notable Women of STEM”

EXPERIENCE:

With 30 years of product management, product development, operations, and technology experience, Ms. Johnson is an experienced executive and established industry leader. Most recently, she served as the senior vice president and general manager for Mobile Computing at Zebra Technologies, a global leader in enterprise-level data capture and automatic identification solutions providing businesses with operational visibility, from April 2023 to January 2025. Before moving into that role, Ms. Johnson was the vice president and general manager of Mobile Computing from January 2022 to April 2023 and previously the vice president of Product Management, Portfolio & Strategy, Mobile Computing Business from August 2019 to January 2022 at Zebra Technologies. Previously, Ms. Johnson served as senior vice president of product management and marketing at Verifone, a global provider of technology that enables electronic payment transactions, a position she held from March 2017 to October 2018. Prior to Verifone, Ms. Johnson was corporate vice president of product management at Lenovo, a Chinese multinational technology company selling personal computers, tablet computers, smartphones, and other hardware, from 2014 to 2016. Before Lenovo, Ms. Johnson was corporate vice president of product management at Google from 2012 to 2014, and prior to Google was vice president of product management at Motorola, a global telecommunications company. She served on the board of Superconductor Technologies, Inc., a developer of superconducting materials and manufacturing processes from October 2018 until September 2021. Ms. Johnson earned an M.S. in Business Management at M.I.T.’s Sloan School, an M.S. in Materials Science and Engineering from M.I.T., and an A.B. in Math/Physics from Albion College.

22	2025 Proxy Statement

Back to Contents
Brian J. Lillie, 61	DIRECTOR SINCE: August 2015
COMMITTEE MEMBERSHIP: Compensation

QUALIFICATIONS

•  Extensive executive-level experience in the technology industry and specifically in the data center markets

•  Strong technical background, including significant experience in data security

EXPERIENCE:

Mr. Lillie is a technology industry veteran with 30 years of executive and board experience in high-growth companies. Most recently, he served as the President of the Private Cloud Business Unit at Rackspace Technology, a leading, end-to-end multi-cloud technology services company, from January 2023 to April 2025. Prior to Rackspace, he served as Chief Product and Technology Officer at Zayo Group Holdings, Inc., a provider of communication infrastructure services, a position he held from April 2021 until May 2022, and was an Executive in Residence from November 2020 until April 2021. Before Zayo, Mr. Lillie served as the chief product officer for Equinix, Inc., a global provider of data center and internet exchange services, from October 2017 to April 2019, driving the products and services strategy and development of next-generation products for the company. Prior to that, from August 2016 to October 2017, Mr. Lillie served as chief customer officer and executive vice president of global technology services, responsible for the vision and execution for customer experience globally at Equinix, while also responsible for all technology and engineering services for the company. He also served as global chief information officer for Equinix from August 2008 to August 2016. Previous to Equinix, Mr. Lillie held several executive-level roles at Verisign, a provider of intelligent infrastructure services, including vice president of global sales operations and vice president of information systems. Mr. Lillie previously served as a member of the board of directors of Talend, S.A., from May 2018 until February 2021. Mr. Lillie holds a Master of Science degree in Management from Stanford University’s Graduate School of Business, a Master of Science degree in Telecommunications Management from Golden Gate University, and a Bachelor of Science degree in Mathematics from Montana State University.

Paul R. Lundstrom, 50	DIRECTOR SINCE: December 2024
COMMITTEE MEMBERSHIP: Audit (Chair)

QUALIFICATIONS

•  Extensive management and public company experience

•  Global experience leading finance organizations

•  Significant financial expertise, including in financial reporting, capital markets and investor relations

EXPERIENCE:

Mr. Lundstrom is a seasoned executive with extensive expertise in corporate finance, manufacturing, and business transformation across multiple high-impact industries. He is currently the chief financial officer at Copeland LP, a global leader in sustainable climate solutions, a position he has held since August 2024. Prior to Copeland, Mr. Lundstrom was the chief financial officer at Flex Ltd., a multinational technology and manufacturing company, from September 2020 to August 2024, where he was a key member of the team that led the analysis, carve-out, and initial public offering of Nextracker, and served as a member of the Nextracker board of directors from 2022 to 2024. Prior to Flex, he served as the chief financial officer for Aerojet Rocketdyne, Inc., a manufacturer of rocket, hypersonic, and electric propulsive systems for space, defense, civil and commercial applications, from November 2016 to September 2020. From 1997 to 2015, Mr. Lundstrom worked at United Technologies Corporation (now Raytheon Technologies Corporation), a multinational research, development and manufacturing conglomerate, where he held a number of senior finance leadership positions, including vice president of investor relations and multiple business unit CFO roles. Mr. Lundstrom holds a Master of Business Administration degree from Columbia University and a Bachelor of Science degree from Truman State University.

23

Back to Contents
Ian S. Small, 61	DIRECTOR SINCE: December 2018
COMMITTEE MEMBERSHIP: Compensation (Chair)

QUALIFICATIONS

•  Experience as chief executive officer of several technology companies

•  Extensive business and executive-level experience in the technology industry, specifically in telecommunications

•  Strong technical background, including impact of AI on technical and business strategies

•  Global business and global markets experience

EXPERIENCE:

Mr. Small is an experienced technology leader. Mr. Small currently serves as the chief executive officer of Blues Inc., a leader in internet of things connectivity solutions, a position he has held since May 2025. Mr. Small previously served as the chief executive officer of Evernote Corporation, a mobile and desktop personal productivity application provider, from October 2018 until its acquisition by Bending Spoons S.p.A. in January 2023. From 2009 to 2014, he served as the chief executive officer of TokBox, Inc., a platform-as-a-service provider of embedded video communications, which was acquired by Telefonica S.A. in 2012, and from 2014 until 2018, he was chairman of the board of TokBox. From 2013 to 2016, he held a variety of positions at Telefonica S.A., a global broadband and telecommunications provider, most recently as its chief data officer. Mr. Small currently serves on the board of directors at Snapdocs, Inc., a venture-backed company in the mortgage automation space and, since July 2024, as an Advisor to Squint, providers of an AR/AI manufacturing intelligence platform. He previously served on the board of directors of Oclaro, Inc. from September 2017 until the acquisition by Lumentum in December 2018. Mr. Small earned a Master’s degree in Computer Science and a Bachelor of Science degree in Engineering Science from the University of Toronto.

Vote Required

Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes cast for or against such director’s election and therefore will have no impact on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
TO THE BOARD OF EACH OF THE NOMINEES NAMED ABOVE.

24	2025 Proxy Statement

Back to Contents

Director Compensation

The compensation program for our non-employee directors (“Outside Directors”) is designed to attract and retain high quality directors and to align director interests with those of our stockholders. The compensation program was most recently amended in February 2022. The compensation of our Outside Directors is reviewed regularly by the Compensation Committee, which review includes a market assessment and an analysis by Semler Brossy. As part of this analysis, Semler Brossy reviews non-employee director compensation trends and data from peer companies. Following such review, the Compensation Committee makes a recommendation to the board of directors. Our Outside Directors receive compensation in the form of equity granted under the terms of our Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) and cash, as described below:

Equity Compensation

Initial Award. On the date of the first meeting of our board of directors or Compensation Committee occurring on or after the date on which the individual first became an Outside Director, such Outside Director is granted an initial award of restricted stock units (“RSUs”) with a value equal to $100,000 (the “Initial RSU Award”). The Initial RSU Award vests in three annual installments from the commencement of the individual’s service as an Outside Director, subject to continued service as a director through the applicable vesting date. If a director’s status changes from an employee director to an Outside Director, he or she does not receive an Initial RSU Award.

Annual Awards. On the date of each annual meeting of our stockholders, upon election, each Outside Director is granted an award of RSUs with a value equal to $220,000 (the “Annual RSU Award”). For Outside Directors that are elected other than at the annual meeting, the Outside Director is granted the Annual RSU Award, pro-rated for the time to be served prior to the next annual meeting. The Annual RSU Award vests upon the earlier of the day prior to the next annual meeting or one year from the grant date, subject to continued service as a director through the applicable vesting date.

The number of shares subject to equity awards is calculated by dividing the value by the average of the volume weighted average trading price of our common stock during the calendar month preceding the grant date.

Under the terms of the 2015 Plan, no Outside Director may be granted equity awards within any fiscal year which exceeds, in the aggregate, that number of shares equal to the quotient of $500,000 divided by the closing price on the last trading day immediately preceding the date on which the applicable equity award is granted to the Outside Director. If the 2025 Plan is approved, this limit would be increased to $750,000.

Upon retirement of an Outside Director, all unvested RSUs automatically vest in full. The treatment of unvested RSUs held by an Outside Director upon a change in control is determined by the terms of the 2015 Plan.

Cash Compensation

Annual Fee. Each Outside Director receives an annual cash retainer of $85,000 for serving on our board of directors (the “Annual Fee”), paid quarterly. In addition to the Annual Fee, the non-employee board chair receives an additional cash retainer of $100,000.

Meeting Fees. Each Outside Director will receive $3,000 for each Board meeting attended in excess of eighteen (18) meetings per year.

Committee Service. The chairs of the three standing committees of our board of directors receive the following annual cash retainers, paid quarterly. There are no meeting fees for committee service.

Board Committee	Chairperson Fee ($)
Audit Committee	35,000
Compensation Committee	23,000
Governance Committee	15,000

25

Back to Contents

Outside Director Compensation for Fiscal Year 2025

The following table provides information regarding the total compensation that was paid to each of our Outside Directors for fiscal year 2025.

Directors who are also our employees receive no additional compensation for their service as directors. See “Executive Compensation” for information about Mr. Hurlston’s and Mr. Lowe’s compensation.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Penelope A. Herscher(2)	185,500	269,844	454,844
Harold L. Covert(3)	111,250	269,844	381,094
Pamela F. Fletcher(4)	85,000	269,844	354,844
Isaac H. Harris(5)	85,000	269,844	354,844
Brian J. Lillie(6)	85,000	269,844	354,844
Julia S. Johnson(7)	100,000	269,844	369,844
Paul R. Lundstrom(8)	57,024	91,526	148,549
Ian S. Small(9)	108,000	269,844	377,844
Janet S. Wong(10)	42,500	–	42,500
(1)	The amounts shown in this column are the grant date fair value in the period presented as determined in accordance with FASB ASC Topic 718, which fair value is based on the closing market price of our common stock on the date of grant for RSUs. Such grant-date fair value does not take into account any estimated forfeitures related to service vesting conditions.
(2)	Ms. Herscher held 3,313 RSUs as of June 28, 2025.
(3)	Mr. Covert held 3,313 RSUs as of June 28, 2025.
(4)	Ms. Fletcher held 3,893 RSUs as of June 28, 2025.
(5)	Mr. Harris held 3,313 RSUs as of June 28, 2025.
(6)	Mr. Lillie held 3,313 RSUs as of June 28, 2025.
(7)	Ms. Johnson held 3,313 RSUs as of June 28, 2025.
(8)	Mr. Lundstrom held 1,234 RSUs as of June 28, 2025
(9)	Mr. Small held 3,313 RSUs as of June 28, 2025.
(10)	Ms. Wong did not stand for reelection at the 2024 Annual Meeting.

26	2025 Proxy Statement

Back to Contents

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC rules, we are seeking the approval of the Company’s stockholders, on a non-binding, advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement.

Our executive compensation program is designed to attract, retain and motivate employees and to serve the long-term interests of our stockholders. Our executive compensation program promotes performance-based compensation and has evolved to be more aligned with recognized best practices and to address market realities.

The items below contain a few key points regarding our compensation program:

•	93% of current CEO’s and 88% of non-CEO NEOs’ fiscal year 2025 target total direct compensation was driven by achievement of our strategic, financial or market performance goals
•	We meaningfully changed our executive compensation program for fiscal year 2025 (as previously discussed in our 2024 proxy statement), and we continue to evolve our forward-looking executive compensation program to support our transformational goals and increased ambition, including a narrowed and enhanced focus on financial and relative performance goals
•	Our fiscal year 2025 Annual Incentive Program (“AIP”) was paid at 132.2% of target after the application of negative discretion discussed in the following bullet
•	The Compensation Committee applied negative discretion to reduce fiscal year 2025 AIP payout by 27.2%, from 181.5% achievement down to 132.2% achievement so that the payout better reflected its view of business performance
•	Our fiscal years 2023 – 2025 Long-Term Incentive Program Performance Stock Units (“PSUs”) were earned at 24% of target
•	We executed a successful CEO transition, and our compensation and transition arrangements with both the incoming and outgoing CEO have, as designed, delivered concrete results for stockholders
•	We maintain policies to promote sound compensation practices and corporate governance.

The Compensation Discussion and Analysis section of this Proxy Statement contains a detailed discussion of our compensation philosophy, changes made to our fiscal year 2025 and fiscal year 2026 executive compensation programs, and the alignment of our NEOs’ compensation with our performance. We are asking our stockholders to vote, on a non-binding, advisory basis, to approve the compensation paid to our NEOs, as described in the Compensation Discussion and Analysis and the compensation table sections of this Proxy Statement. We currently hold our advisory vote to approve the compensation paid to our NEOs on an annual basis, and our next such vote will be at our 2026 Annual Meeting.

Accordingly, we ask stockholders to vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement for the 2025 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and disclosures.”

Vote Required

The approval of the non-binding advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

This “say on pay” vote is advisory and therefore not binding on the Company, the board of directors or the Compensation Committee. However, the board of directors and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

27

Back to Contents

PROPOSAL NO. 3
APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN

We are seeking stockholder approval of our 2025 Equity Incentive Plan (the “2025 Plan”) so that we may continue to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Lumentum by offering them an opportunity to participate in our future performance.

Our board of directors approved the 2025 Plan in September 2025, subject to stockholder approval at the 2025 Annual Meeting. Our board of directors has determined that it is in our best interests and the best interests of our stockholders to approve this proposal. Our board of directors recommends that stockholders vote for this proposal at the 2025 Annual Meeting.

If stockholders approve this proposal, the 2025 Plan will become effective as of the date of stockholder approval, and our Amended and Restated 2015 Equity Incentive Plan, most recently amended in September 2024, which is currently set to expire on June 23, 2026 (the “2015 Plan”), and Share Option Scheme of Cloud Light Optoelectronics Limited (the “Cloud Light Scheme,” and, together with the 2015 Plan, the “Prior Plans”), will terminate as of the effective date of the 2025 Plan. Upon termination of the Prior Plans, we will cease granting equity awards under the Prior Plans. Notwithstanding such termination, the Prior Plans will continue to govern the terms of outstanding awards previously granted under such plans.

If stockholders do not approve this proposal, the Prior Plans will continue on their terms and we will continue to grant equity awards under the Prior Plans until they expire or until all authorized shares have been consumed. Following such events, we would not be able to issue equity awards under the Prior Plans to meet our incentive, recruiting and retention objectives. This will restrict our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value.

Our executive officers and directors are eligible to receive equity awards under the 2025 Plan and therefore have an interest in this proposal.

Prior Plans Background

We adopted the 2015 Plan in connection with our separation from JDS Uniphase Corporation (“JDSU” and now, Viavi Solutions Inc.) in July 2015. Initially, 8,500,000 shares of our Common Stock were authorized for issuance under the 2015 Plan, reduced by 2,100,901 shares of our Common Stock for Lumentum equity-based awards that were converted from JDSU equity-based awards, leaving us with 6,399,099 shares of our Common Stock available to grant new awards. We amended and restated the 2015 Plan to (among other changes) increase the number of shares authorized for issuance, including increases approved by our stockholders of 3,000,000 shares in 2016, 3,000,000 shares in 2021, 900,000 shares in 2022, and most recently 3,000,000 shares in 2023, resulting in 18,400,000 total authorized shares under the 2015 Plan.

On November 28, 2023, our board of directors reserved shares of our Common Stock in connection with our adoption of the Cloud Light Scheme in connection with our acquisition of Cloud Light Technology Limited, including 894,807 shares reserved for issuance pursuant to option awards then outstanding under the Cloud Light Scheme, and 668,916 shares available for issue under new awards under the Cloud Light Scheme.

Reasons for Voting for this Proposal

Equity awards are a key element of our compensation program. The Company believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders. Without approval of the additional shares, our ability to pay competitively may become constrained and we may be at a severe competitive disadvantage going forward. The key reasons for approving this proposal are as set forth below.

1. Long-Term Equity is a Key Component of our Compensation Objective

Our overall compensation objective is to compensate our personnel in a manner that attracts and retains the highly talented employees necessary to manage and staff a high-growth business in an innovative and competitive industry. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward personal and company performance, and help meet our retention needs. Equity awards, whose value depends on our stock performance, and which require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation program. Equity awards also reinforce employees’ incentives to manage our business as owners, reflecting employees’ contributions to sustainable, long-term business growth and aligning employees’ interests with those of our stockholders. We believe we must continue to use equity compensation on a broad basis to help attract, retain and motivate employees to continue to grow our business, develop new products and ultimately increase stockholder value. As of August 29, 2025, approximately 2,749 of our regular, full-time employees (including our five executive officers) and our eight non-employee directors held outstanding equity awards.

28	2025 Proxy Statement

Back to Contents

2. Requested Share Reserve Increase is Reasonable

When we last amended the 2015 Plan to increase authorized shares in 2023, we believed the shares of our Common Stock reserved for issuance under that plan would be sufficient to enable us to continue to grant equity awards until one year from our 2023 Annual Meeting. We managed one additional year after that amendment, in part due to the influx of additional available shares under the Cloud Light Scheme (offset by a corresponding increase in our employees eligible for awards). Our board of directors believes that additional shares are now necessary to meet our anticipated equity compensation needs. These estimates are based on forecasts that take into account our anticipated rate of growth in hiring, the number of shares needed for assumed awards for acquisitions, an estimated range of our stock price over time, and our anticipated forfeiture rate.

Our board of directors considered the following when determining the increase in the number of shares of Common Stock reserved for issuance under the 2025 Plan.

•	Number of Shares Remaining under the 2015 Plan. As of August 29, 2025, the number of shares of our Common Stock that remained available for issuance under the 2015 Plan was 1,151,292 (assuming achievement of performance-based awards at target) plus any shares of our Common Stock subject to outstanding equity awards granted under our 2015 Plan that return to the 2015 Plan due to forfeitures, expiration, or events set forth in the 2015 Plan under its existing terms. As of the same date, the outstanding equity awards under the 2015 Plan covered a total of 3,232,845 shares of our Common Stock (assuming achievement of performance-based awards at target).
•	Number of Shares Remaining under the Cloud Light Scheme. As of August 29, 2025, the number of shares of our Common Stock that remained available for issuance under the Cloud Light Scheme was 209,181 (assuming achievement of performance-based awards at target). As of the same date, the outstanding equity awards under the Cloud Light Scheme covered a total of 679,897 shares of our Common Stock, including 522,369 options, (assuming achievement of performance-based awards at target).
•	Number of Shares Remaining under the 2025 Inducement Equity Incentive Plan. As of August 29, 2025, the number of shares of our Common Stock that remained available for issuance under the 2025 Inducement Equity Incentive Plan (a plan that was put in place in 2025 solely for new hires, including our new CEO) was 261,607, of which 218,995 shares are reserved for maximum performance (i.e., performance exceeding target) of performance-based awards). As of the same date, the outstanding equity awards under the 2025 Inducement Equity Incentive Plan covered a total of 434,893 shares of our Common Stock (assuming achievement of performance-based awards at target). As currently constituted, and through our fiscal year 2027 (ending July 3, 2027), the Company is only able to grant new awards under the 2025 Inducement Equity Incentive Plan covering a maximum of 42,612 shares.
•	Overhang. As of August 29, 2025, 4,347,635 shares of our Common Stock were subject to outstanding equity awards under our 2015 Plan (including no options or SARs), Cloud Light Scheme (including 522,369 options, with a weighted average exercise price per share of $7.97 and a weighted average remaining term of 8.28 years, and no SARs) and 2025 Inducement Equity Incentive Plan (including no options or SARs) and 1,360,473 shares of our Common Stock were available for future awards under our 2015 Plan and Cloud Light Scheme. This represents approximately 8.4% of our outstanding shares as of August 29, 2025.
•	Historical Grant Practices. Our board of directors considered the number of equity awards that we granted last fiscal year. In fiscal year 2025, we granted equity awards covering 3,322,169 shares of our Common Stock (including awards granted under our 2025 Inducement Equity Incentive Plan for new hires, including our new CEO, and assuming achievement of performance-based awards at target). This resulted in an annual burn-rate of 4.7%. Annual burn-rate measures the total shares granted over the total number of shares outstanding during a given year.
•	Policies of our Long-term Investors. Our board of directors considers the policies and viewpoints of our long-term investors regarding equity plan design and appropriate granting practices.
•	Proxy Advisory Firm Guidelines. To assist in its assessment of the appropriate number of shares to request in the 2025 Plan, our board of directors also considered proxy advisory firm guidelines with respect to plan cost, plan features, and grant practices.

3. We Require Additional Shares to Meet our Forecasted Needs

We believe we must continue to use equity compensation on a broad basis to help attract, retain, and motivate employees to continue to grow our business, develop new products and ultimately increase stockholder value.

As of August 29, 2025, the 2015 Plan has 1,151,292, and the Cloud Light Scheme has 209,181, shares of Common Stock available for grant (assuming achievement of performance-based awards at target). The available shares under the 2015 Plan and the Cloud Light Scheme will roll into the 2025 Plan when it is approved by stockholders. We are requesting 1,827,000 additional shares to be reserved for issuance under the 2025 Plan to provide us with flexibility to meet our estimated equity compensation needs for at least the first year of the 2025 Plan.

If stockholders do not approve the 2025 Plan, the 2015 Plan and Cloud Light Scheme will continue on their terms. In that case, the shares reserved for issuance under these Prior Plans may be insufficient to achieve our incentive, recruiting and retention objectives during fiscal year 2026 and each fiscal year thereafter while the Prior Plans remain in effect. If the shares available for issuance under the Prior Plans run out, our goals of using equity awards for recruiting, retaining and motivating talented employees will be more difficult to meet. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable, because we believe that

29

Back to Contents

(i) not being able to use equity awards would put us at a severe competitive disadvantage in being able to attract, retain and motivate talented employees and (ii) a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and reduce our cash flow from operations, which could adversely affect our business results and business strategy, including using cash flow for strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.

4. The 2025 Plan Includes Compensation and Governance Best Practices

The 2025 Plan includes provisions that are considered best practices for compensation and corporate governance purposes. These provisions protect our stockholders’ interests, as follows:

•	Administration. The 2025 Plan is to be administered by the Compensation Committee, which consists entirely of independent non-employee directors.
•	Share Counting Provisions. Shares of our Common Stock that are actually issued under the 2025 Plan generally will not be available for future issuance under the 2025 Plan, except that if unvested shares of Common Stock are forfeited or repurchased by us for an amount not greater than their original purchase price, those shares shall become available for future grant under the 2025 Plan. However, shares that are tendered by holders or withheld by us to pay the exercise price of an award or to satisfy tax withholding obligations related to an award will not be available for future awards.
•	Repricing or Exchange Programs are Not Allowed. The 2025 Plan does not permit outstanding awards to be repriced or exchanged for other awards.
•	Annual Limits on Awards. The 2025 Plan sets annual limits as to the maximum number of shares or dollars subject to an award that can be granted to an individual in any fiscal year.
•	Annual Limits on Compensation to Non-Employee Directors. The 2025 Plan sets reasonable, annual limits as to the compensation that non-employee directors may receive during each fiscal year.
•	Minimum Vesting Requirements. In general, awards granted under the 2025 Plan will vest in full no earlier than the 1-year anniversary of the grant date, although up to 5% of the shares reserved in the 2025 Plan may be granted without this minimum vesting requirement.
•	No Single-Trigger Vesting Acceleration upon a Change in Control. The 2025 Plan provides that only awards that are not assumed or replaced will have vesting accelerate on a Change in Control.
•	Limited Transferability. Awards under the 2025 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.
•	No Tax Gross-ups. The 2025 Plan does not provide for any tax gross-ups.
•	No Dividends, Distributions or Dividend Equivalents on Awards. The 2025 Plan provides that a participant has no right to receive dividends, distributions or dividend equivalents on the unvested portion of any 2025 Plan award.
•	Forfeiture Events. The 2025 Plan provides the flexibility for the administrator to subject awards to forfeiture or recoupment provisions. It also requires certain individuals who are subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 to reimburse us if we are required to prepare an accounting restatement under circumstances described in the 2025 Plan, and otherwise provides for forfeiture pursuant to a Lumentum policy in place on the date of grant or as required under applicable law.

Our executive officers and directors have an interest in the approval of the 2025 Plan because they are eligible to receive equity awards under the 2025 Plan.

Summary of the 2025 Equity Incentive Plan

The following is a summary of the operation and principal features of the 2025 Plan. However, this summary is not a complete description of all the provisions of the 2025 Plan and is qualified in its entirety by the specific language of the 2025 Plan. A copy of the 2025 Plan is provided as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2025 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance. These incentives may be provided through the granting of stock options, stock appreciation rights, dividend equivalent rights, restricted stock awards, restricted stock units, performance units, and performance shares.

30	2025 Proxy Statement

Back to Contents

Authorized Shares

If this proposal is approved, the maximum aggregate number of shares of Common Stock which may be issued pursuant to awards under the 2025 Plan will be equal to the sum of (i) 3,187,473 shares (representing a new authorization of 1,827,000 shares, together with 1,151,292 shares available for issue of new awards under the 2015 Plan that will cease to be issuable under that plan upon its termination, and 209,181 shares available for issue of new awards under the Cloud Light Scheme that will cease to be issuable under that scheme upon its termination) and (ii) up to 3,912,742 shares subject to awards granted under the 2015 Plan or the Cloud Light Scheme that, after the effective date of the 2025 Plan: (x) are forfeited, canceled or expire (whether voluntarily or involuntarily) or settled in cash, or (y) issued under a Prior Plan pursuant to an Award that is forfeited, or repurchased by Lumentum as unvested, for an amount not greater than the original purchase price.

Each share subject to an award under the 2025 Plan counts against the numerical limits of the 2025 Plan as one share for every one share subject thereto. Any shares covered by an award (or portion thereof) which is forfeited, canceled or expires (whether voluntarily or involuntarily) or settled in cash shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares available for issue. Shares that actually are issued under the 2025 Plan will not be returned to the 2025 Plan and will not be available for future issuance under the 2025 Plan, except that if unvested shares are forfeited or repurchased by us for an amount not greater than their original purchase price, such shares will become available for future grant under the 2025 Plan. For stock options and stock appreciation rights that are exercised, the gross number of shares subject to the award will cease to be available under the 2025 Plan, whether or not the award is net settled for a lesser number of shares, or if the shares are utilized to exercise an award. If shares are withheld to pay any tax withholding obligations applicable to an award (or portion thereof), then the gross number of shares subject to the award will cease to be available under the 2025 Plan (or portion thereof).

Administration of the 2025 Plan

Our board of directors, or a committee appointed by the board of directors, administers our 2025 Plan. The administrator has the power to select the employees, directors, and consultants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine performance-based equity awards and the applicable performance criteria, performance period, and performance award formula, to approve forms of award agreements for use under the 2025 Plan, to determine the terms and conditions of awards granted under the 2025 Plan, to amend the terms of any outstanding awards granted under the 2025 Plan (provided that any amendment that would have a materially adverse effect on the grantee’s rights under an outstanding award will not be made without the grantee’s written consent), to construe and interpret the terms of the 2025 Plan and awards, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, and to take other action, not inconsistent with the terms of the 2025 Plan, as the administrator deems appropriate. The administrator may not institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding options or stock appreciation rights may be surrendered or canceled in exchange for awards with a lower exercise price, full value awards, or payments in cash. Under the 2015 Plan, the administrator could institute such a program, but only if we obtained an affirmative vote of holders of the majority of our stockholders. Our board of directors may delegate authority to officers of the Company to grant awards to consultants or employees who are neither directors nor officers, and to exercise other administrative authority with respect to such awards, to the extent permitted by applicable law.

Eligibility and Minimum Vesting Terms

All types of awards may be granted under the 2025 Plan to our employees, non-employee directors, and consultants of our parent or subsidiary corporations. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of ours or any parent or subsidiary corporation of ours. As of August 29, 2025, we had approximately 11,298 employees (including our five executive officers), eight non-employee directors, and approximately 14 consultants. Except with respect to 5% of the maximum number of shares issuable under the Plan, no award will vest earlier than one year following the date of grant; provided, however, that vesting of an award may be accelerated upon the death, disability, or involuntary termination of the service of the grantee, or in connection with a change in control, as defined in the 2025 Plan.

Stock Options

Stock options may be granted under our 2025 Plan. Each option is evidenced by an award agreement that specifies the exercise price, the term of the option, forms of consideration for exercise, and such other terms and conditions as the administrator determines, subject to the terms of the 2025 Plan. The exercise price of options granted under our 2025 Plan must be at least equal to the fair market value of our common stock on the date of grant, except in special, limited circumstances as set forth in the 2025 Plan. The maximum term of an option will be specified in an award agreement, provided the term of an option will be no more than 8 years. However, with respect to any incentive stock option granted to a participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share on the grant date. Generally, the fair market value of our common stock is the closing sales price on the relevant date as quoted on the Nasdaq Global Select market.

31

Back to Contents

Options will be exercisable at such times and under such conditions as determined by the administrator and as set forth in the applicable award agreement. An option is deemed exercised when we receive notice of exercise and full payment of the shares to be exercised, together with applicable tax withholdings. No option granted to an employee who is a non-exempt employee for the purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), will be first exercisable until at least 6 months following the date of grant of such option.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, the option will generally remain exercisable for 90 days. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2025 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Each stock appreciation right is evidenced by an award agreement that specifies the exercise price, the term of the award (which may not exceed eight years), and other terms and conditions as determined by the administrator, subject to the terms of the 2025 Plan and provided that no stock appreciation right granted to an employee who is a non-exempt employee for the purposes of the FLSA will be first exercisable until at least six months following the date of grant of such SAR. The per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. Stock appreciation rights will be exercisable at such times and under such conditions as determined by the administrator and set forth in the applicable award agreement. At the discretion of the administrator, the payment upon exercise of stock appreciation right may be paid in stock, cash, or a combination of both.

Dividend Equivalent Rights

Dividend equivalent rights may be granted under our 2025 Plan. Dividend equivalent rights allow the recipient to receive compensation or a credit to the recipient’s account measured by cash dividends paid with respect to shares of Common Stock. Each dividend equivalent right is evidenced by an award agreement that specifies terms and conditions as determined by the administrator, subject to the terms of the 2025 Plan. All dividend equivalents will be subject to the same terms and conditions, including vesting conditions, as the awards to which they relate and shall not be paid or settled prior to the time that the underlying award vests. No Dividend Equivalents shall be paid with respect to any shares underlying any unvested portion of a 2025 Plan award.

Restricted Stock Awards

Restricted stock may be granted under our 2025 Plan. Restricted stock awards are grants of shares that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Each restricted stock award granted will be evidenced by an award agreement specifying the number of shares subject to the award, any period of restriction, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the 2025 Plan. Restricted stock awards may (but are not required to) be subject to vesting conditions, as the administrator specifies, and the shares acquired may not be transferred by the participant until the vesting conditions (if any) are satisfied. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant without regard to vesting, subject to the limitations set forth in the 2025 Plan with respect to no receipt of dividends, distributions or dividend equivalents prior to vesting. See “Limitations on Awards” section below.

Restricted Stock Units

Restricted stock units may be granted under our 2025 Plan. Each restricted stock unit granted is a bookkeeping entry representing an amount equal to the fair market value of one share. Each restricted stock unit award will be evidenced by an award agreement that specifies the number of restricted stock units subject to the award, any vesting criteria (which may include achieving specified performance criteria or continued service to us), form of payout, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the 2025 Plan. Restricted stock units result in a payment to a participant if any performance goals or other vesting criteria are achieved or the awards otherwise vest. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator may determine in its sole discretion whether a restricted stock unit award will be settled in stock, cash, or a combination of both.

Performance Units and Performance Shares

Performance units and performance shares may be granted under our 2025 Plan. Performance units and performance shares are awards that will result in a payment to a participant if performance criteria established by the administrator are achieved or the awards otherwise vest. Each award of performance units or performance shares will be evidenced by an award agreement specifying the number of units or shares (as applicable), any vesting conditions, the performance period, and other terms and conditions of the award, as determined by the administrator,

32	2025 Proxy Statement

Back to Contents

subject to the terms and conditions of the 2025 Plan. The administrator will establish any performance criteria or other vesting criteria (which may include continued service) in its discretion, which, depending on the extent to which they are met, will determine the number and/ or the value of performance units and performance shares to be paid out. After the grant of performance units or performance shares, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. The administrator may determine in its sole discretion whether a performance unit or performance share award will be settled in stock, cash, or a combination of both.

Limitations on Awards

The maximum number of shares with respect to which awards may be granted to any individual in any fiscal year is 1,000,000 shares. However, in connection with an individual’s commencement of service or first promotion in any fiscal year, an individual may be granted awards for an additional 1,000,000 shares. The limitations in this paragraph do not apply to non-employee directors, who are instead subject to much lower requirements described in the “Non-Employee Director Compensation Limits” below.

No dividends, dividend equivalents, or other distributions shall be paid with respect to any shares underlying any unvested portion of a 2025 Plan award.

Non-Employee Director Compensation Limits

Our 2025 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2025 Plan. However, in any fiscal year, a non-employee director may not be granted equity awards (the value of which will be based on the fair market value determined on the last trading day immediately preceding the date on which the applicable Award is granted to such director) and be provided any other compensation (including without limitation any cash retainers or fees) with an aggregate value of more than $750,000. The 2025 Plan clarifies that this limit does not apply to compensation for services as an employee or consultant and that any equity award granted as a correction of a failure to grant an award in a prior year will be counted against that prior year and not the year of grant, based on the value of our shares that would have applied on the intended date of grant. The 2015 Plan included a $500,000 annual limit for these purposes and did not include the clarifications described in the preceding sentence.

Non-Transferability of Awards

Unless the administrator provides otherwise, our 2025 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of any change in the shares effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our Common Stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of shares, appropriate and proportionate adjustments will be made in the number and kind of shares subject to the 2025 Plan and to any outstanding awards, the maximum number of shares with respect to which awards may be granted to any individual in any fiscal year of ours, and in the exercise or purchase price per share under any outstanding award in order to prevent dilution or enlargement of rights under the 2025 Plan.

Change in Control

Our 2025 Plan provides that in the event of a change in control, as defined in the 2025 Plan, all outstanding awards will terminate unless they are assumed in connection with the change in control. If a portion of an award is neither assumed nor replaced by the successor entity in a change in control, such portion of the award will become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the effective date of such change in control. The 2025 Plan’s definition of “change in control” includes the following corporate events, subject to certain exceptions: a merger or consolidation in which Lumentum is not the surviving entity, or a reverse merger in which Lumentum is the surviving entity, in either case immediately after which former Lumentum shareholders do not hold a majority of shares or former Lumentum board members do not represent a majority of the board of directors; the disposition of substantially all of Lumentum’s assets, other than to one or more subsidiaries of Lumentum; a turnover of a majority of the board of directors over a period of up to eighteen months; the complete liquidation or dissolution of Lumentum; or acquisition by any person or group of persons of ownership of over 50% of the total fair market value or total voting power of Lumentum’s securities. The 2015 Plan’s corresponding definition includes substantially similar provisions, but does not include board turnover alone.

33

Back to Contents

Forfeiture Events

The 2025 Plan allows the administrator to specify in an award agreement that the grantee’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition upon the occurrence of certain specified events, including, but not limited to, termination of service for cause or any action or inaction by the grantee, whether before or after termination of service, that would constitute cause for termination. All awards granted under the 2025 Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition under any Lumentum clawback policy that may be in effect at grant and any other clawback policy that Lumentum is required to adopt to comply with applicable laws, including without limitation pursuant to the listing standards of any national securities exchange or association on which our securities are listed or otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The administrator may require a grantee to forfeit, return or reimburse Lumentum for all or a portion of an award and any amounts paid thereunder pursuant to the terms of the applicable clawback policy or as necessary or appropriate to comply with applicable laws, including without limitation any reacquisition right regarding previously acquired shares or other cash or property. If Lumentum is required to prepare an accounting restatement due to the material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, any grantee who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse Lumentum for the amount of any payment in settlement of an award received by such Grantee during the twelve-month period following the first public issuance or filing of the applicable financial document, and any profits realized by such grantee from the sale of Lumentum securities during that twelve-month period.

Plan Amendment; Termination

Our board of directors may amend, suspend, or terminate the 2025 Plan at any time, provided that no suspension or termination of the 2025 Plan will materially impair any grantee’s rights under awards already granted under the 2025 Plan and no amendment will be made without the approval of our stockholders if such approval is required by applicable laws. Subject to applicable laws, the administrator may amend the terms of any one or more awards without the grantee’s consent even if it does materially impair such grantee’s right if such amendment is done: in a manner specified by the Plan; to maintain the qualified status of the award as an incentive stock option; a change that results in impairment only because it impairs the qualified status of the award as an incentive stock option or resets applicable incentive stock option holding periods; to clarify the manner of exemption from or compliance with section 409A; or as the administrator deems necessary or advisable for the purpose of conforming the Award Agreement to any present or future law, regulation or rule.

Unless sooner terminated by our board of directors, if this proposal is approved, the 2025 Plan will terminate on November 19, 2035.

U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and us of awards granted under the 2025 Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options

A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two-or one-year holding periods described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options

A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

34	2025 Proxy Statement

Back to Contents

Stock Appreciation Rights

A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be treated as long-term or short-term capital gain or loss, depending on the holding period.

Dividend Equivalents

Dividend equivalents will generally be subject to tax as dividends as if they were paid on the vesting date of the underlying award.

Restricted Stock, Restricted Stock Units, Performance Awards and Performance Shares

A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A

Section 409A of the Code (“Section 409A”) provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effects for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2025 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-qualified stock option). However, special rules limit the deductibility of compensation paid to certain current or former executive officers. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2025 PLAN AS OF THE DATE OF THIS FILING. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Summary

Our board of directors believes that it is in the best interests of us and our stockholders to continue to provide employees, consultants, and directors with the opportunity to acquire an ownership interest in us through the grant of equity awards under the 2025 Plan and thereby encourage them to remain in our service and more closely align their interests with those of our stockholders.

35

Back to Contents

Number of Awards Granted to Employees and Non-Employee Directors

No awards have been made under the 2025 Plan, and no awards have been granted that are contingent on the approval of the 2025 Plan. Awards under the 2025 Plan would be made at the discretion of the Compensation Committee or the Board. The number of awards that an employee, or non-employee director may receive under the 2025 Plan is not determinable at this time. The following table sets forth the aggregate number of RSUs and PSUs (at target) granted under the 2015 Plan, the Cloud Light Scheme, and our 2025 Inducement Equity Incentive Plan (the “Inducement Plan”) during fiscal year 2025 to each of our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Name of Individual or Identity of Group and Principal Position	Number of RSUs and PSUs Granted (#)(1)	Dollar Value of Award(s) of RSUs and PSUs granted ($)(2)
Michael Hurlston,(3) President and Chief Executive Officer	288,011	24,740,145
Wajid Ali, Executive Vice President, Chief Financial Officer	73,171	4,126,113
Jae Kim, Senior Vice President, General Counsel and Secretary	32,396	1,826,810
Vincent Retort, Executive Vice President, Modules R&D and New Product Design and Development	86,992	4,905,479
Wupen Yuen, President, Cloud and Networking	77,810	4,387,706
Alan Lowe, Former President and Chief Executive Officer	208,520	11,758,443
All current executive officers as a group	558,380	39,986,253
All current non-employee directors as a group	24,425	1,980,434
All other employees (including all current officers who are not executive officers (as a group))	2,530,844	146,564,593
(1)	Reflects PSU awards at target.
(2)	Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.
(3)	Mr. Hurlston joined the Company in February 2025, and these equity awards represent new-hire grants. See “Summary Compensation Table,” “Fiscal Year 2025 Grants of Plan-Based Awards Table,” and “Mr. Hurlston’s Offer Letter.”

Vote Required

The approval of the 2025 Plan requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal. This vote will also constitute approval of the 2025 Plan under the Nasdaq Listing Rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN.

36	2025 Proxy Statement

Back to Contents

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 28, 2025 was Deloitte & Touche LLP (“Deloitte”). Our Audit Committee has re-appointed Deloitte to audit our consolidated financial statements for our fiscal year ending June 27, 2026. At the Annual Meeting, we are asking our stockholders to ratify the appointment of Deloitte as our independent registered accounting firm for fiscal year 2026. Although ratification by stockholders is not required by law, our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. In the event that the appointment of Deloitte is not ratified by our stockholders, the Audit Committee will review its future selection of Deloitte as our independent registered public accounting firm. Representatives of Deloitte are expected to be present at the Annual Meeting, in which case they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. Notwithstanding the appointment of Deloitte, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our Company by Deloitte, our independent registered public accounting firm, for the fiscal years ended June 28, 2025 and June 29, 2024.

	Fiscal Year 2025 (in thousands)	Fiscal Year 2024 (in thousands)
Audit Fees(1)	$ 3,107	$ 4,641
Audit-Related Fees(2)	–	$ 337
Tax Fees(3)	$ 261	$ 227
All Other Fees(4)	$ 6	$ 6
TOTAL	$ 3,374	$ 5,211
(1)	Audit Fees include fees related to professional services rendered in connection with the audit of Lumentum’s annual financial statements, the audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, reviews of financial statements included in Lumentum’s Quarterly Reports on Form 10-Q, and for audit services provided in connection with other statutory and regulatory filings. In fiscal year 2024, audit fees also include the audit of newly acquired businesses, including related valuation and purchase price allocation accounting.
(2)	Audit-Related Fees include fees for professional services rendered in connection with due diligence, including the acquisition of Cloud Light in fiscal year 2024.
(3)	Tax Fees include fees for professional services rendered in connection with valuation consulting, compliance, and planning services and other tax consulting.
(4)	All Other Fees includes fees for research tool subscriptions.

Auditor Independence

In our fiscal year ended June 28, 2025, there were no other professional services provided by Deloitte, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte.

37

Back to Contents

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Deloitte for our fiscal year ended June 28, 2025 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

38	2025 Proxy Statement

Back to Contents

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing rules and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the board of directors, which is available on our website at www.lumentum.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. Our independent registered public accounting firm, Deloitte, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare our financial statements, which are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management and Deloitte;
•	discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

Based on the Audit Committee’s review and discussions with management and Deloitte, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2025 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the board of directors:

Paul R. Lundstrom (Chair)
Harold L. Covert
Pamela F. Fletcher
Julia S. Johnson

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

39

Back to Contents

EXECUTIVE OFFICERS

The following table sets forth information regarding individuals who serve as our executive officers. The position titles refer to each executive officer’s title at Lumentum as of October 7, 2025. Our executive officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Michael Hurlston	58	President and Chief Executive Officer
Wajid Ali	52	Executive Vice President, Chief Financial Officer
Jae Kim	54	Senior Vice President, General Counsel and Secretary
Vincent Retort	71	Executive Vice President, Modules R&D and New Product Design and Development
Wupen Yuen	56	President, Cloud and Networking

For Mr. Hurlston’s biography, see “Director Nominees.”

Wajid Ali is Lumentum’s executive vice president and chief financial officer. Mr. Ali manages and drives all aspects of Lumentum’s finance organization. Mr. Ali joined Lumentum in February 2019. Before joining Lumentum, he was the senior vice president and chief financial officer at Synaptics, Inc., a leader in solutions for the Internet of Things (IoT) market, from May 2015 to February 2019. Before Synaptics, Mr. Ali was vice president and controller at Teledyne Technologies Inc., an instrumentation, software and engineered systems company. Prior to Teledyne, he served as chief financial officer at DALSA Corp., a semiconductor company that was acquired by Teledyne in 2011. Mr. Ali also held key financial management positions at Advanced Micro Devices, Inc. and ATI Technologies Inc., overseeing the finance functions for large business groups. Mr. Ali has served as a member of the board of directors of TTM Technologies, Inc., a printed circuit board manufacturer, since May 2024. Mr. Ali holds Bachelor of Arts and Master of Arts degrees in Economics from York University; a Master of Business Administration degree from the Schulich School of Business, York University; and CPA, CMA designations from the Chartered Professional Accountants of Ontario, Canada.

Jae Kim has served as Lumentum’s senior vice president, general counsel and secretary since March 2024. Prior to joining Lumentum, Mr. Kim served at GlobalLogic Inc., a Hitachi Group Company providing software development services, as chief administrative and legal officer from June 2022 to March 2024 and as chief legal officer from February 2021 to June 2022. Before GlobalLogic, Mr. Kim was SVP and general counsel at Rambus, Inc., a provider of chips and silicon IP, from 2013 to February 2021. Earlier in his career, Mr. Kim held senior legal roles at Altran/Aricent and Electronics for Imaging, Inc. He also served as an attorney for Wilson Sonsini Goodrich & Rosati and United States Securities and Exchange Commission. Mr. Kim holds a Bachelor of Arts degree in Economics from Boston University and a Juris Doctor degree from the Washington College of Law at American University.

Vincent Retort is Lumentum’s executive vice president, modules R&D and new product design and development. Mr. Retort has been an instrumental leader running R&D, operations, the Transmission business unit, and the 3D sensing business unit at various times since Lumentum’s spinoff from JDSU. He was previously our president of cloud and networking product development and business operations from December 2024 to May 2025, president of industrial tech platform and chief business officer from September 2023 to December 2024, chief operations officer and executive vice president from February 2016 through September 2023, senior vice president, research and development from July 2015 through February 2016 and our general manager of the 3D Sensing business unit from December 2018 through April 2020. Prior to joining Lumentum in connection with Lumentum’s separation from JDS Uniphase Corporation (“JDSU”) in 2015, Mr. Retort was employed by JDSU. Mr. Retort joined JDSU in 2008 as vice president of research & development, communication and commercial optical products (“CCOP”), and became senior vice president of research & development of CCOP in 2011. From 2004 to 2008, Mr. Retort was vice president of product engineering, reliability and quality at NeoPhotonics Corporation, a designer and manufacturer of photonic integrated circuit-based modules and subsystems. From 2002 to 2004, Mr. Retort served as senior director of development engineering, magnetic recording performance at Seagate Technology Holdings plc, an international manufacturer and distributor of computer disk drives. From 2000 to 2002, Mr. Retort served as vice president of product engineering at Lightwave Microsystems Corporation, a communications equipment company. Mr. Retort holds a Master of Science degree in Biological Sciences from Stanford University and a Bachelor of Arts degree in Biology from West Virginia University.

Wupen Yuen is Lumentum’s president of cloud and networking platform. Prior to this role, Mr. Yuen served as senior vice president and general manager for Lumentum’s telecom transmission and datacom business units from December 2022 to October 2023 and August 2022 to December 2022, respectively. Mr. Yuen joined the company through Lumentum’s acquisition in August 2022 of NeoPhotonics, where he had been chief product officer since 2018, and senior vice president and general manager since 2014. From 2005 to 2014, Mr. Yuen held numerous leadership roles within NeoPhotonics, including senior vice president of product and technology development, vice president of product development and engineering, and director of business development. From 2002 to 2004, Mr. Yuen served as chief technology officer of Bandwidth9, a telecommunications tunable laser company. Mr. Yuen holds a PhD and a Master’s degree in Electrical Engineering from Stanford University, and a Bachelor of Science degree in Electrical Engineering from National Taiwan University. He has completed various executive education programs at Harvard Business School and the University of Chicago’s Booth School of Business in innovation, general management, finance, and leadership.

40	2025 Proxy Statement

Back to Contents

COMPENSATION DISCUSSION AND ANALYSIS

This discussion of our executive compensation program is designed to provide our stockholders with an understanding of the compensation for our CEO, CFO, and other executive officers (our “Named Executive Officers” or “NEOs”) for fiscal year 2025. Our NEOs in fiscal year 2025 were:

Executive officers at the end of fiscal year 2025:

•	Michael Hurlston, our president and chief executive officer;
•	Wajid Ali, our executive vice president and chief financial officer;
•	Jae Kim, our senior vice president, general counsel, and secretary;
•	Vincent Retort, our executive vice president, modules R&D and new product design and development; and
•	Wupen Yuen, our president, cloud and networking.

Executive officer for a portion of fiscal year 2025, but not at year end:

•	Alan Lowe, our former president and chief executive officer.

This CD&A addresses our approach to executive compensation, describing our various compensation programs and how compensation decisions are made to support our compensation philosophy, including discussion in the context of our fiscal year 2025 performance. It includes information on the CEO transition that occurred during fiscal year 2025, and a description of and outcomes from our stockholder engagement process.

Executive Summary

Fiscal year 2025 was a transformational year for Lumentum. Long recognized for our leadership in optical components for telecom and networking, we have been actively transforming Lumentum into a key enabler of next-generation datacenter infrastructure to pursue the growth opportunities for our technologies and products in the AI and datacenter markets. With AI workloads accelerating the need for advanced optics and datacenter traffic growing exponentially, Lumentum’s ability to adapt our telecom-hardened technologies to this new environment has made the company highly relevant in the AI revolution and presented us with a significant business opportunity.

Recognizing that the datacenter landscape will continue to undergo rapid transformation driven by AI/ML, cloud computing, and bandwidth-intensive applications, early in 2025, our Board brought in a new CEO, Michael Hurlston, following an extensive search process. Mr. Hurlston has a strong track record of strategic execution, technology leadership, and scaling innovation in fast-changing markets. He brings a fresh perspective and has a clear mandate to expand Lumentum beyond our legacy telecom-focused business toward a more diversified, innovation-driven future.

The transition to new leadership at Lumentum, though still in the early stages, is already producing measurable progress and business results that validate the Board’s decision to appoint a new CEO with a bold vision for growth and execution. Mr. Hurlston has begun to reshape Lumentum’s operational priorities and go-to-market strategy to align with accelerating demand in datacenter infrastructure and high-speed connectivity using our optical expertise, technology, and products.

Given the speed of change of the markets we are competing in and that this was the first CEO transition in the company’s history, it was essential that we manage Mr. Hurlston’s onboarding effectively to avoid disruption, support existing clients and client acquisition activity, and deliver business results. Alan Lowe, our outgoing CEO, had served as Lumentum’s CEO since our inception as a public company, had hired our entire management team, and was responsible for our most critical customer relationships. The Board and Compensation Committee worked proactively to ensure that Mr. Lowe and Mr. Hurlston would collaborate and work as a team through the handoff. We are pleased that the company’s financial results and the new strategic relationships announced in the second half of fiscal year 2025 demonstrate the merits of that decision, as Lumentum has moved from strength to strength through the CEO transition and the months that have followed.

To take full advantage of market opportunities and solidify the transformation of the company and its increased ambition, since Mr. Hurlston’s appointment the Compensation Committee has made certain changes to Lumentum’s executive compensation programs to align executive incentives more directly with revised priorities and operational performance targets and to support Mr. Hurlston’s strategic vision, all while remaining highly focused on driving stockholder value. Ensuring that our executive compensation programs align to long-term stockholder value creation while serving to attract, motivate and retain a first-class executive team continues to be the focus of our multi-year efforts to engage with our stockholders, solicit their feedback, and make informed changes to our compensation programs that best-support evolving business priorities.

At the highest level, here are ten key takeaways from this CD&A:

•	The company returned to strong financial results and stock performance in fiscal year 2025, including an 86% one-year total stockholder return
•	In February 2025, we hired and successfully onboarded Michael Hurlston as CEO
•	Our compensation and transition arrangements with both incoming and outgoing CEO have, as designed, supported a smooth transition and delivered concrete results for stockholders

41

Back to Contents
•	There were no increases in on-target compensation for continuing NEOs in fiscal year 2025
•	We meaningfully changed our executive compensation program for fiscal year 2025 (as previously discussed in our 2024 proxy statement)
•	We continue to evolve our forward-looking executive compensation program to support our long-term transformational goals and increased ambition, including a narrowed and enhanced focus on financial and relative performance goals
•	Our fiscal years 2023 – 2025 Long-Term Incentive Plan Performance Stock Units (PSUs) were earned at 24% of target
•	Our fiscal year 2025 Annual Incentive Plan (AIP) was paid at 132.2% of target after the application of negative discretion discussed in the following bullet
•	The Compensation Committee applied negative discretion to reduce fiscal year 2025 AIP payout by 27.2%, from 181.5% achievement down to 132.2% achievement so that the payout better reflected its view of business performance
•	We received 94.8% support from our stockholders on our Say on Pay advisory vote in November 2024 and, in engagements since our last annual meeting, stockholders have continued to voice support for both our approaches to executive compensation and CEO succession

Fiscal Year 2025 Business Performance

Lumentum’s strategic shift towards AI and datacenter products generated accelerating financial momentum in 2025. The associated surge in customer demand produced both strong financial results and stock performance. This successful pivot, and the continued growth in the cloud and AI-driven infrastructure space, not only supported strong performance in 2025 but should continue to be a key driver of long-term value creation.

	FY 2020	FY 2024	FY 2025	1-Year Change	5-Year Change
	($ in millions, except per share data)			FY24 - FY25	FY20 - FY25
Net Revenue	$1,678.6	$1,359.2	$1,645.0	21.0%	(2.0)%
GAAP Earnings (Loss) per Share	$1.75	($8.12)	$0.37	$8.49	$(1.38)
Adjusted Earnings per Share(1)		$0.44	$2.06	$1.62
GAAP Gross Margin	38.7%	18.5%	28.0%	950bps	(1,070)bps
Adjusted Gross Margin(1)		30.2%	34.7%	450bps
GAAP Operating Margin	12.2%	(31.9)%	(10.9)%	2,100bps	(2,310)bps
Adjusted Operating Margin(1)		(0.6)%	9.7%	1,030bps
(1)	During the first quarter of fiscal year 2025, we refined our methodology for reporting non-GAAP financial measures. Fiscal year 2024 non-GAAP financial measures in this table have been recast to conform to this refined methodology and we have omitted the fiscal year 2020 and 5-Year Change information for our non-GAAP financial measures because of the different methodologies.

Adjusted Earnings per Share, Adjusted Gross Margin and Adjusted Operating Margin are non-GAAP measures that Lumentum discloses to provide additional information about our operating results. Please see Appendix B for a reconciliation of Adjusted Earnings per Share, Adjusted Gross Margin and Adjusted Operating Margin to their nearest GAAP equivalents.

As discussed in the 2024 proxy statement, over the last five years we were considerably impacted by challenges posed to our industry and the markets we serve. As we saw in 2025, however, our sustained progress in executing our strategy to grow our datacenter business and broaden our customer base has already shown positive returns. Our continued investment in new and substantial datacenter and component opportunities, and our ability to build on our success in the networking and industrial markets, have all helped drive positive financial momentum. Our focus on the continued execution of this strategy, along with new CEO Mr. Hurlston’s prior success in these areas, gives us confidence in our growth prospects for fiscal year 2026 and beyond.

Considering these near-term trends and our perspective on growth opportunities, we continue to realign our areas of strategic focus to successfully position Lumentum to achieve our short-term and long-term operating targets and goals. We have embedded certain elements of our operating metrics and strategic goals into our executive compensation programs in fiscal year 2025 as more fully described later in this CD&A.

CEO Transition

In February 2025, Lumentum effected the first CEO transition in its history as a standalone company. Mr. Hurlston was hired to help Lumentum accelerate its momentum in the AI/datacenter market, and to build on Lumentum’s success in the networking and industrial markets. As shown above, the company’s results in fiscal year 2025, particularly during the third and fourth quarters, indicate that Lumentum is capitalizing on the opportunities provided by these high-growth markets and outperforming some of our direct competitors, while maintaining operational excellence.

42	2025 Proxy Statement

Back to Contents

We found Mr. Hurlston through an extensive CEO search process involving the full Board, supported by an executive recruitment team. This search process included both an evaluation of internal candidates identified in our regular succession planning activities as well as external candidates identified by an executive search firm. The Board unanimously determined that Michael Hurlston would be the right CEO at this critical and exciting period for Lumentum.

Mr. Hurlston is a talented leader, most recently President, CEO and board member at Synaptics, a leading manufacturer of semiconductors. In the Board’s view, Mr. Hurlston’s strong 30-year track record of leadership at technology companies including Synaptics, Finisar and Broadcom, his unique blend of public company leadership experience in the photonics industry as well as in the semiconductor space, and his vision for the future of the global photonics industry and Lumentum’s place in it, all equip him to best lead our company to capitalize on the rapidly changing AI- and datacenter-fueled opportunities in our market while delivering sustained profitable growth.

As a part of the succession process, we also entered into a transition agreement with Alan Lowe, our CEO since spinning off from JDSU in 2015 and the leader of the business at Lumentum’s predecessor company (JDSU) since 2007. Mr. Lowe stepped down from the CEO role in February 2025 but, to ensure and support a smooth transition, he agreed to continue to serve as a member of the Board until June 30, 2025 and will serve as a part-time employee advisor through December 15, 2025. Specific details of Mr. Lowe’s transition are in the section titled “Mr. Lowe’s Transition Agreement.”

Both the Compensation Committee and the Board determined it was in our stockholders’ interests to ensure Mr. Lowe continued to be engaged in supporting our transition through this critical time period in the market and in the execution of our long-term strategy. As a result of certain executive management changes, in addition to serving as CEO, Mr. Lowe was also acting as the head of all Lumentum sales at the time of the CEO transition. In the months after Mr. Hurlston joined, Mr. Lowe’s ongoing service and the continuity in leadership was crucial to help ensure landing and finalizing Lumentum’s first strategic relationship with Nvidia, a clean handover of other key customer relationships to Mr. Hurlston, and no undesirable attrition in the executive team, all of which we viewed as essential to guaranteeing that we delivered on our fiscal year 2025 quarter-over-quarter growth targets while solidifying our long-term market position, and driving stockholder value.

We are pleased that these goals were met as part of a successful CEO transition, including: the announcement of our partnership with Nvidia in March 2025, no adverse attrition in our executive ranks, and strong delivery of third quarter, fourth quarter and full fiscal year 2025 results. Furthermore, as discussed above, Mr. Hurlston’s leadership has already translated into stronger performance, a sharper strategic direction in AI-focused photonics, and, based on what we have heard during stockholder engagement to date, improved investor sentiment. The Board thus remains confident in the success of the CEO transition.

Compensation Arrangements for Mr. Hurlston

When setting Mr. Hurlston’s compensation, the Compensation Committee, along with its external compensation consultant Semler Brossy, considered several factors during this transition process, including:

•	Mr. Hurlston’s compensation in his prior role,
•	the unvested equity compensation from his prior role,
•	CEO compensation provided by our peers and recent CEO compensation packages in our industry,
•	strategic priorities to unlock future value for stockholders, and
•	historic stockholder feedback regarding our approach to executive compensation.

We also needed to consider that Mr. Hurlston had recently received a competing offer and that one of our more direct competitors, Coherent, recently hired a new CEO with a significant pay package. We consider the compensation package for Mr. Hurlston to be incredibly aligned with stockholder interests due to its heavy weighting toward performance-based compensation and rigorous performance metrics, while remaining market competitive so that we could attract Mr. Hurlston.

Key elements of initial compensation package:

•	Annual on-target compensation of $12.1 million, a reduction of $0.7 million from the prior CEO
•	A PSU award aligned with the performance metrics in awards granted to the other NEOs for fiscal year 2025
•	A one-time time-based RSU award necessary to recruit Mr. Hurlston from his previous employer
•	A one-time performance-based 4-year PSU award, structured with challenging performance metrics that vests only when Lumentum’s total stockholder return exceeds the performance of the S&P 500 Information Technology (Sector) Index
•	A one-time cash signing bonus necessary to recruit Mr. Hurlston from his previous employer

43

Back to Contents

A significant portion of Mr. Hurlston’s pay is at risk and tied to financial and stock price performance. Mr. Hurlston’s $25 million in initial equity awards include $14 million in target value for PSUs that vest only if the total stockholder return for Lumentum’s common stock for a four-year period beginning on the date of grant outperforms the S&P 500 Information Technology (Sector) Index over that same period. For overperformance by at least 5%, Mr. Hurlston would vest in 50% of the award. Overperformance by at least 25% would result in Mr. Hurlston vesting in 100% of the award. For this and other reasons, we consider Mr. Hurlston’s package to be exceptionally aligned with stockholder interests. For more information on those awards, please see the section titled “Fiscal Year 2025 Equity Awards for Mr. Hurlston” below.

The Compensation Committee sees the quantum of the initial RSUs and PSUs granted to Mr. Hurlston, and the cash signing bonus, as one-time events to attract Mr. Hurlston from his prior employer. The equity awards with a target value of $9 million and most of the cash signing bonus were granted specifically to replace unvested equity and other compensation forgone by Mr. Hurlston with his prior employer in connection with his move to Lumentum. In contrast, Mr. Hurlston’s employment agreement provides that in future fiscal years Mr. Hurlston will be eligible for annual long-term incentive awards with a target opportunity of $10 million, closely aligned with annual equity compensation in our peer group and consistent with grants made to our former CEO for fiscal years 2024 and 2025.

More information on the terms of Mr. Hurlston’s offer letter are in the section titled “Mr. Hurlston’s Offer Letter” below.

Fiscal Year 2025 Say-on-Pay Vote and Stockholder Engagement

Our ongoing stockholder engagement and outreach continue to help shape compensation decisions. Stockholders have expressed appreciation of these efforts as reflected in 94.8% support from our stockholders on our Say on Pay advisory vote in November 2024, a significant increase from 48.5% in the prior year.

Our Compensation Committee takes engagement with stockholders very seriously, and we are encouraged by the significant support for the changes to our executive compensation programs described in our proxy statement for our 2024 Annual Meeting of Stockholders, many of which took effect in fiscal year 2025. As described in the 2024 proxy statement, we made significant compensation program modifications for fiscal year 2025 in response to stockholder feedback. The entire executive compensation program was reviewed in detail, resulting in:

•	Changes to our compensation peer group
•	Changes to our Annual Incentive Plan
•	Changes to our performance-based Long-Term Incentive Plan (LTIP)

Details on Stockholder Outreach Efforts

We believe there is great value in regularly engaging with our stockholders to understand their priorities and seek their feedback on key issues, including executive compensation. In our normal course of business, our Board, including the Compensation Committee, reviews the feedback we gather from stockholders throughout the year.

In fiscal year 2025, we engaged extensively with stockholders in the months leading to our annual meeting to obtain stockholders’ views on executive compensation, governance, and other matters. We extended meeting invitations to 25 of our largest stockholders who collectively represented ownership of over 70% of our outstanding shares. Our Compensation Committee chair, supported by other members of our Compensation Committee, met with all stockholders who agreed to meet with us, representing ownership of approximately 55% of our shares. Our Compensation Committee chair engaged in fulsome discussion on topics primarily related to executive compensation and compensation disclosure.

In the first quarter of fiscal year 2026, we continued this engagement to discuss the strategy behind our CEO transition and the resulting compensation arrangements and to gather stockholder feedback, in addition to generally soliciting input on executive compensation, governance and other matters. We extended meeting invitations to over 25 of our largest stockholders who collectively represented ownership of over 86% of our outstanding shares. Stockholders representing ownership of approximately 37% of our shares agreed to meet. Our Board highly values direct interaction with stockholders. As such, our Compensation Committee chair led all of the engagement calls held in the first quarter. He, along with other members of our Compensation Committee, were able to share directly with stockholders how the Board approached the CEO transition and related executive compensation decisions and solicit any feedback that the Board should consider moving forward. Stockholders voiced appreciation for the Board’s high engagement and thoughtfulness throughout the process.

44	2025 Proxy Statement

Back to Contents
Stockholder Engagement Cycle

Analyze and Prepare

Prior to the Annual Stockholder Meeting, our Board monitors and assesses:

- Prior voting results
- Investor sentiment
- Trends in executive compensation, governance, human capital management, sustainability, social, regulatory and other matters.

Our Board identifies and prioritizes potential topics for stockholder engagement.

Outreach and Engagement

Members of our Board and executive management regularly meet with stockholders and actively solicit input on a range of issues.

A regular 2-way dialogue is maintained where the Board gains deeper understanding of stockholder concerns, and stockholders are provided insight into the Company's processes relating to key governance matters, including executive compensation.

During 2024 and 2025, the Board and executive management met with a significant percentage of our stockholders.

Response and Action

The Board and executive management respond to stockholder feedback with appropriate actions that balances stockholder interest and effective Company management.

As noted in this proxy statement, the Company significantly enhanced the Compensation Discussion and Analysis and implemented changes to the executive compensation program for fiscal years 2025 and 2026.

Continuous Assessment

Regular stockholder engagement and feedback informs the Board's ongoing process of continually enhancing the Company's governance and other processes.

The Board continuously evaluates the stockholder feedback for consistent themes, areas of concern and potential improvement.

45

Back to Contents

Actions Taken in Response to Stockholder Feedback

A common theme of feedback that emerged across our stockholder engagement efforts was a desire for performance measures that increase alignment between stockholder value creation and compensation program outcomes. We therefore reviewed programs for potential improvements with respect to executive compensation, including our annual incentive plan (AIP) and long-term incentive plan (LTIP) structures, compensation peer group, and compensation quantum decisions. These changes were first described in our proxy statement for our 2024 Annual Meeting of Stockholders.

The table below outlines stockholder feedback received with respect executive compensation programs, and responsive actions taken for fiscal year 2025:

GOAL: Increase Alignment of Stockholder Value Creation and Compensation Outcomes

Actions Taken with Respect to Fiscal Year 2025 Compensation

Concerns about performance measurement periods being shorter than the relevant performance period	Concerns about overlapping metrics between short-term and long-term programs	Desire for relative performance vs. peers to factor directly into compensation

•    Changed measurement period of AIP from two half-year periods to one full-year period

•    Removed the ability to “bank” portions of LTIP PSUs based on annual total revenue performance

•    Performance measured at the end of the 3-year performance period will determine payouts of all LTIP PSU components

•    As reported in our 2024 proxy statement, we initially reduced fiscal year 2025 LTIP PSUs total revenue metric to 50% weighting from 70%

•    In August 2025, in connection with our elimination of Strategic Progress Objectives for fiscal year 2025 LTIP awards, we increased the LTIP PSUs total revenue metric to 67% weighting

•    As reported in our 2024 proxy statement, we initially added relative total stockholder return (rTSR) as a metric (25%) in our LTIP PSU design to align pay with stockholder return and reward better performance compared to our market competitors

•    In August 2025, in connection with our elimination of Strategic Progress Objectives for fiscal year 2025 LTIP awards, we increased the LTIP PSUs rTSR metric to 33% weighting

Concern that non-financial PSUs may not be sufficiently rigorous	Concerns that peer group may be out of alignment

•    As reported in our 2024 proxy statement, we initially reduced weighting of Strategic Progress Objectives from 30% to 25% of LTIP PSUs

•    In August 2025, we eliminated Strategic Progress Objectives under the fiscal year 2025 LTIP PSUs and reallocated that portion of the PSUs to financial and rTSR goals on a pro-rata basis resulting in the fiscal year 2025 PSUs being now weighted 67% on total revenue and 33% on rTSR

• Re-baselined peer group based on go-forward strategy and current financial performance, leading to significant revision in peer group composition

46	2025 Proxy Statement

Back to Contents

Based on this feedback, the Compensation Committee approved several significant design changes for the fiscal years 2025 – 2027 PSU awards granted in August 2024.

Fiscal Years 2025 – 2027 PSU Changes

1.   Introduction of relative Total Stockholder Return metric

2.   Reduction in Total Revenue metric weighting

3.   Elimination of Banking for Annual Total Revenue Performance

(1)	As of August 2025

We continue to value and seek feedback from stockholders on all elements of our business and take this feedback seriously, as demonstrated by the changes outlined above for fiscal year 2025. The Compensation Committee will continue to engage with and consider feedback from stockholders to ensure that the executive compensation program remains effective and aligned with stockholder interests and the go-forward priorities of the business.

Forward-Looking Changes to Executive Compensation Programs to Support Evolving Strategic Priorities

As a part of Lumentum’s ongoing strategic evolution, and to support our CEO transition, the Compensation Committee expects to continuously review and assess our executive compensation program to ensure that it incentivizes and motivates our executives, achieves evolving business objectives, increases transparency, improves accountability in goal setting, and better ties executive compensation to the financial outcomes that drive stockholder value. As our business priorities have evolved alongside our changing customer base and growing market opportunities, we expect to evolve our compensation programs accordingly.

The Compensation Committee worked closely with Mr. Hurlston to consider incentive program changes to best support our near-term and long-term strategic and operational objectives, offer performance-based metrics in line with peers and reflect our learnings about Lumentum’s compensation program over recent years. As a result, the following changes were approved for our forward-looking executive compensation programs. We believe that these changes align with Lumentum’s strategic vision and executional priorities and provide a strong foundation for robust goal setting, while also supporting Mr. Hurlston’s strategy to drive increased executive team accountability for delivering financial results:

Fiscal Year 2026 Annual Incentive Plan

•	100% based on financial metrics
•	Introduction of product category financial metrics
•	Earned awards paid entirely in cash to align payouts directly with annual financial results

Fiscal Year 2026 Performance Share Units

•	CEO equity mix increases performance-share orientation to 66% PSU / 34% RSU (other NEOs remain at 50% / 50%)
•	100% of fiscal year 2026 PSUs based on financial metrics and relative total stockholder return (rTSR)
–	50% of fiscal year 2026 PSUs based on 3-year rTSR
–	50% of PSUs based on fiscal year 2026 EPS, with 3-year cliff vesting to ensure focus on retention
•	Strategic Progress Objectives eliminated from Fiscal Year 2026 compensation program

Coming off a prolonged period in which our 3-year goals were rendered moot by market factors in the midst of the performance cycle, we believe these changes significantly increase individual financial accountability, allow us to set aggressive targets while retaining flexibility as Lumentum navigates rapidly evolving markets, improve forecasting ability, and reduce the impact of unforeseen variability on goal setting.

47

Back to Contents

Strategic Progress Objectives

In discussion with Mr. Hurlston, in response to stockholder input, and in recognition of the evolving landscape of accepted practice, we also decided to adjust the structure of PSU awards granted in fiscal years 2023, 2024 and 2025 to reduce or eliminate the impact of Strategic Progress Objectives and promote a focus on financial and relative performance goals. Specifically:

•	For our fiscal year 2023 PSUs, we removed human capital and leadership goals from our Strategic Progress Objectives. The portions of the fiscal year 2023 PSUs subject to those goals were reallocated to other Strategic Progress Objectives on a pro rata basis. The fiscal year 2023 PSUs were paid out at the end of the fiscal years 2023 – 2025 cycle, as described further below.
•	For our fiscal year 2024 PSUs, we removed human capital and leadership goals and froze measurement of the remaining Strategic Progress Objectives. The portions of the fiscal year 2024 PSUs subject to human capital and leadership goals were reallocated to other Strategic Progress Objectives on a pro rata basis. The 30% portion of the fiscal year 2024 PSUs formerly subject to Strategic Progress Objectives was converted into a time-based award that vests through the end of the fiscal year 2024 LTIP vesting period, preserving the requirement of continued service through the fiscal years 2024 – 2026 performance period. Conversion was sized at current projection for the attainment of the adjusted Strategic Progress Objectives (following reallocation described above) as of the end of fiscal year 2025, which we determined to be 125%.
•	For our fiscal year 2025 PSUs, we removed all Strategic Progress Objectives. We reallocated pro rata the 25% of PSUs formerly subject to satisfaction of those objectives to the total revenue and rTSR goals. The fiscal year 2025 PSUs are now weighted 67% on total revenue and 33% on rTSR.

Following these adjustments, all performance-based long-term execution compensation programs (fiscal year 2024 PSUs, fiscal year 2025 PSUs and fiscal year 2026 PSUs) are based solely on financial metrics and relative total stockholder return.

We appreciate our stockholders’ continued willingness to engage with us, their candor, and the valuable feedback we receive when we meet. The Compensation Committee will continue stockholder engagement throughout fiscal year 2026 to collect feedback on the information provided in this proxy statement and our ongoing transformation.

Executive Compensation Approach

Philosophy

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. We believe that:

•	Total compensation should attract, motivate, and retain the talent necessary to achieve our business objectives to increase long-term value and drive stockholder returns.
•	Superior executive talent should be motivated and retained through a strong pay for performance compensation system that provides the opportunity to earn above-average compensation in return for achieving above-average business and financial success.
•	Where appropriate, executives and employees should participate in shared compensation programs to support consistent priorities and align execution throughout the organization.
•	Our compensation practices should continue to evolve to align compensation with recognized best practices.
•	Good compensation program design enables enhanced disclosure to stockholders following completion of the performance period so stockholders can clearly see the link between performance and pay.
•	Discretion should be eliminated from our executive compensation programs where possible. Where an element of subjectivity can work to increase the linkage between company performance and executive pay and discretion is applied, application of that discretion should be unambiguously communicated to stockholders.

Building on this foundation, our executive compensation program is designed to drive the achievement of Lumentum’s key long-term strategic and business goals:

1.	Maximize business and financial performance and deliver long-term value for our customers, employees, and stockholders;
2.	Be indispensable to our customers by designing and manufacturing innovative and market-leading optical and photonic products that enable advanced optical networking, laser, and datacenter technologies and applications; and
3.	Align investors, executives, and employees through an agile, accountable, and financial-performance-driven compensation program that is underpinned by strong pay-for-performance practices.

There are direct links between these three goals and the structure and detail of our executive compensation program.

48	2025 Proxy Statement

Back to Contents

Strong Compensation Governance

The Compensation Committee regularly considers good governance practices and changes in governance practices in executive compensation and corporate governance when overseeing our executive compensation program and evaluates these practices against our business and compensation needs, legal and regulatory developments, and corporate governance changes. The following good governance practices are incorporated into our executive compensation program:

What We Do	What We Don’t Do

•

Pay for performance: When compensation was set for fiscal year 2025, approximately 93% of our current CEO’s and 88% of our non-CEO NEOs’ fiscal year 2025 total target direct compensation was subject to achievement of our strategic, financial or market performance goals.

•

Emphasize long-term equity compensation: We use equity awards to deliver long-term incentive compensation opportunities to our executive officers. These equity awards vest or may be earned over multi-year periods, which better serves our long-term value creation goals and retention objectives.

•

Stock ownership requirements: We maintain Stock Ownership Guidelines for our CEO, NEOs and outside directors.

•

Robust clawback provisions: We maintain a Clawback Policy that provides for the recapture of performance-based awards in the event of a financial restatement.

•

Double trigger change of control vesting in equity awards: In connection with a change in control, we only have “double trigger” acceleration.

•

Compensation Committee Independence: We maintain a compensation committee comprised solely of independent directors.

•

Independent Compensation Committee Advisors: The Compensation Committee engages and retains its own independent advisors and reviews their independence annually.

•

Risk Mitigation: We conduct an annual risk review of our compensation programs.

•

Minimal executive perquisites: We generally do not provide perquisites to our executive officers. The executive officers participate in our health and welfare benefit programs on the same basis as all of our other full-time employees in similar geographies.

•

No change in control tax gross-ups: We do not provide tax gross-ups on change in control-related parachute payments or otherwise make gross-up payments to our executives.

•

No hedging or pledging: Under our insider trading policies, executive officers are prohibited from hedging and pledging Lumentum securities.

•

No resetting of financial targets: Outside of extraordinary circumstances, we do not reset financial goals used to determine performance-based awards payouts for executive officers once established at the beginning of the performance period.

•

No repricing: We do not reprice stock option awards.

49

Back to Contents

Compensation Decision Processes

Overview

Our Board has delegated to the Compensation Committee the responsibility for administering and determining the parameters of our executive compensation program. The Compensation Committee is composed entirely of individuals who are independent directors under the independence standards of the SEC and Nasdaq. Our compensation-setting process for our executive officers includes the following (with tracking of projected incentive plan results throughout the entire cycle):

During the June through August time frame, our CEO and Chief Human Resources Officer provide the Compensation Committee with performance reviews and compensation recommendations for our NEOs (other than our CEO), taking into account input from Semler Brossy (the Compensation Committee’s independent compensation consultant) and referencing benchmarking and other materials and data prepared by Semler Brossy for the Compensation Committee to assist in the analysis and decision-making process.

In August during this cycle, the Compensation Committee approves all compensation for our NEOs (other than our CEO). The Compensation Committee reviews and recommends our CEO’s compensation to the Board, which makes the final decisions regarding our CEO’s compensation.

No member of the management team is present for the discussion or approval of his or her individual compensation, and our Compensation Committee meets in executive session with Semler Brossy with no members of management present as part of its process in considering the data and recommendations.

50	2025 Proxy Statement

Back to Contents
Inputs into the Decision-Making Process
•	Committee Meetings - the Compensation Committee meets at least quarterly, and more often as needed, including several additional scheduled meetings around the beginning of each fiscal year to finalize executive compensation program design and determine executive compensation
•	Independent Compensation Advisor - the Compensation Committee seeks and receives input from Semler Brossy, a national compensation consulting firm, as its independent compensation advisor
•	Peer and Market Data - the Compensation Committee reviews data provided by Semler Brossy on our peer companies, including both market and talent competitors, as well as market survey data
•	Management Input - the Compensation Committee seeks and receives input from our management team, as described above with respect to incentive plan metrics and targets
•	Board Input - the Compensation Committee seeks and receives input from the Board at appropriate key decision points, including with reference to our annual and long-term operating plans
•	Stockholder Feedback - the Compensation Committee seeks and considers stockholder feedback on say-on-pay and related compensation topics

Assessments / Outcomes from the Decision-Making Process
•	Performance Metrics - the Compensation Committee establishes performance metrics for annual incentive awards and performance-based equity awards to support our strategic priorities and with reference to our compensation philosophy
•	Assessment of Performance - the Compensation Committee assesses overall company performance to established performance metrics
•	Payouts - the Compensation Committee reviews the results of performance against incentive plan metrics and determines the amounts of any resulting payouts
•	Assessment of Pay versus Performance - the Compensation Committee regularly reviews achievement forecasts for all active compensation programs, tracks compensation program performance over time, and analyzes pay-versus-performance outcomes for both Lumentum and its peers

Peer Group

The Compensation Committee, with input from Semler Brossy, annually reviews the compensation practices of a peer group of similar companies. The Compensation Committee carefully considered and selected an appropriate group of companies to use for executive compensation review and analysis purposes to provide data that assisted it in making decisions on Lumentum’s executive compensation program.

The Compensation Committee considers multiple factors in selecting appropriate peer companies:

•	Market competitors: similar companies from the perspectives of market, scale, and business model
•	Talent competitors: potential sources and destinations for potential executive talent in the key geographies in which our executives work

In February 2024, when setting criteria for the fiscal year 2025 peer group, the Compensation Committee stated two primary objectives for consideration of Lumentum’s initial positioning against a revised peer group:

Revenue 45-55th Percentile	Market Capitalization 40-50th Percentile

The Compensation Committee believes that the following peer group is representative of appropriately sized companies in the industries in which we compete for customers and for talent.

51

Back to Contents

Fiscal Year 2025 Peer Group

Characteristics of Peer Group

Companies similar in revenue, size, and business operations to Lumentum

Primary Uses

We reference peer group compensation practices when assessing and approving executive compensation in the following areas:

•	Performance and pay relationship
•	Executive compensation levels
•	Realized pay for the CEO
•	Annual and long-term incentive plan design
•	Independent director compensation
•	Equity plan and share usage
•	Change in control and severance
•	Benefits and perquisites

Peer Group Financial Positioning

Financial positioning relative to peers at time of selection as of February 2024

Note: Revenue is on a trailing 12-month basis.

Market capitalization is a 60-day average ending February 1.

The Compensation Committee approved significant changes to the peer group for fiscal year 2025 to reflect our go-forward strategy and to reset the baseline of the peer group to better fit our then-current revenue and market capitalization. While the Compensation Committee makes changes in the peer group from time to time, the Compensation Committee has endeavored to limit change. The group had initially been constructed to position Lumentum near the median from both revenue and market capitalization standpoints. However, Lumentum’s comparability to the group lessened over time and, for fiscal year 2025, the Compensation Committee, with the input of Semler Brossy, undertook a more substantial rebalancing to ensure that Lumentum’s pay and performance outcomes were aligned versus the appropriate market peer group on a relative basis.

Fiscal Year 2024 Peer Group	Fiscal Year 2025 Peer Group
Companies In Italics Removed for Fiscal Year 2025	Companies in Bold Added for Fiscal Year 2025

Ciena	Ciena
Coherent	Coherent
Entegris	Entegris
IPG Photonics	IPG Photonics
MKS Instruments	MKS Instruments
OSI Systems	OSI Systems
Semtech	Semtech
Skyworks Solutions	Skyworks Solutions
Synaptics	Synaptics
Viasat	Viasat
Viavi Solutions	Viavi Solutions
Wolfspeed	Wolfspeed
F5	ADTRAN
Juniper Networks	Advanced Energy
Marvell Technology	Calix
Monolithic Power Systems	Cirrus
National Instruments	Diodes
Qorvo	Extreme Networks
Trimble	MaxLinear
Universal Display

In addition to the peer group, the Compensation Committee also reviews market data from the US Radford Survey for information technology companies with comparable revenue size to assess the competitiveness of our executive compensation programs.

52	2025 Proxy Statement

Back to Contents

Other Inputs to Compensation Decisions

The Compensation Committee also considers input from our management team, company performance, individual performance and experience, and each NEO’s role and/or retention and incentive objectives when making its compensation decisions.

Fiscal Year 2025 Executive Compensation Program Elements

The following program was developed to respond to stockholder feedback and transformational business goals, as described above.

Element	Description and Purpose	Commentary
Base Salary	Base salary levels take into consideration position, qualifications, experience, prior salary level, market data, and the base salaries of our other executive officers	• No changes were made to base salaries in fiscal year 2025 for continuing NEOs
Annual Incentive	Incentive based on achievement of near-term financial and operational objectives Aligns executives with stockholders by promoting success on revenue, operating income, and operational goals

•   No changes were made to individual target incentive opportunities in fiscal year 2025 for continuing NEOs

•   60% of fiscal year 2025 annual incentive based on organic operating income, and 40% based on full-year organic revenue

•   Amounts earned are subject to +/-20% adjustment based on a quality modifier to ensure a focus on quality delivery (fiscal year 2024 modifier was based on strategic objectives)

•   100% of the fiscal year 2025 annual incentive was granted in PSUs that would be earned based on performance up to target levels, to further align annual incentives with stockholder value creation, with any achievement over 100% paid in cash

Long-Term Incentive Plan RSUs	Time-vested RSUs are awarded to promote alignment with stockholders over time

•   No changes were made to individual LTIP opportunity levels in fiscal year 2025 for continuing NEOs.

•   50% of annual LTIP equity awards were made in RSUs

•   Awards vest over 3 years - 1/3 on the first anniversary of grant and quarterly thereafter for two additional years

Long-Term Incentive Plan PSUs	Performance stock units are intended to reward our NEOs for long-term performance through aggressive financial and strategic progress objectives that we believe will create long-term stockholder value

•   50% of annual LTIP equity awards were made in PSUs

•   For our fiscal year 2025 PSUs, we removed all Strategic Progress Objectives. We reallocated pro rata the 25% of PSUs formerly subject to satisfaction of those objectives to the total revenue and rTSR goals. The fiscal year 2025 PSUs are now weighted 67% on total revenue and 33% on rTSR.

•   No awards are “banked” prior to closing of fiscal year 2027. Fiscal year 2024 PSUs permitted banking based on revenue achievement in each of first two years of three-year cycle

53

Back to Contents

Mix of Pay Elements

A significant portion of our CEO and NEO compensation is variable and based on multi-year performance.

(1)	Mr. Hurlston’s figures are based on his intended compensation for fiscal year 2026, which will have a pay mix similar to Mr. Lowe’s fiscal year 2025 package, although more weighted to performance

Performance Metrics and Target Setting

The Compensation Committee reviews and selects the performance metrics used in Lumentum’s compensation programs for both the Annual Incentive Plan and the Long-Term Incentive Plan with the following key principles in mind:

•	Value creation. The Compensation Committee selects metrics that map most directly to Lumentum’s three long-term strategic and business goals and which, when targets are met and/or exceeded, should result in significant stockholder value creation.
•	Controllability. The Compensation Committee historically has found that input metrics are more effective motivators than output metrics because program participants can take actions to directly influence input metrics. Consequently, where appropriate, the committee selects metrics that are more directly controllable through management and/or the employee population performance.
•	Sustainable financial results. The Compensation Committee understands that as Lumentum delivers quarterly and annual results, we are also always building for the future. As a result, the committee gives priority to metrics that underpin the delivery of sustainable financial results for our long-term stockholders and stakeholders.

Our AIP program has a one-year performance period, while our LTIP program for fiscal year 2025 has a three-year performance period. Some metrics are more appropriate to a shorter measurement window, others to a longer window. Lumentum’s AIP is a company-wide program, used to focus and incentivize performance across our entire employee base, from the factory floor to the executive team. Our performance-based LTIP is a program designed specifically for our executive level employees. Some metrics are more relevant to a broad employee population; others are more appropriate and controllable by the executive population. The Compensation Committee considers all these factors in deciding which metrics to use in which program.

54	2025 Proxy Statement

Back to Contents

The following performance metrics were selected for use in Lumentum’s fiscal year 2025 AIP and fiscal year 2025 LTIP programs:

1-Year AIP Metrics		3-Year LTIP Metrics(1)
Metric	Relation to Our Strategy	Metric	Relation to Our Strategy
Adjusted Organic Operating Income 60% of fiscal year 2025 AIP	The Compensation Committee believes that Adjusted Organic Operating Income (adjusted in the same manner as reporting in our earnings releases, and discounting contributions from mid-year acquisitions) is the most appropriate profitability measure through which to incent our employees and that using the non-GAAP adjusted measure is appropriate because it permits consistent period to period comparison. Profitability is a key metric because increasing profitability directly drives stockholder value creation. Rewarding profitable performance motivates an ongoing focus on ensuring we are using our financial resources wisely and effectively.	Total Revenue FY 2027 67% of fiscal year 2025 LTIP PSUs	In the highly competitive markets in which Lumentum operates, and with the new and emerging product opportunities ahead of us, the Compensation Committee believes that long-term growth in Total Revenue (both organic and inorganic) is essential to sustained stockholder value creation. Larger revenue bases lead to reduced manufacturing overhead, more efficient manufacturing operations, increased R&D capacity, and ultimately more profits. Our ability to invest in and capitalize on new market opportunities, such as recent expansions in AI/datacenter infrastructure investment is directly related to Lumentum’s size and our accompanying ability to deploy financial resources, R&D expertise, and manufacturing capacity as needed. We believe that sustained, multi-year growth in Total Revenue will be a significant driver of stockholder value.
Organic Revenue 40% of fiscal year 2025 AIP	The Compensation Committee believes that our ability to generate Organic Revenue directly reflects our ability to create and sell innovative products, our ability to sustain strong customer relationships and maintain customer relevance, and in most cases, the most effective path to increased return on investment. Increasing organic revenue over time is a significant driver of stockholder value. These business results are directly within the purview of a wide range of employees throughout our organization, including our executives.	Relative Total Stockholder Return FY 2025-27 33% of fiscal year 2025 LTIP PSUs	To tie executive compensation more closely to the performance of our stock against industry peers, the Compensation Committee has determined to expand the metrics for executive LTIP awards to include relative total stockholder return performance of Lumentum common stock against the S&P Telecom Select Industry Index.
Quality Modifier Potential ±20% payout adjustment, up to 200% total	The Compensation Committee believes that relatively small variances in product quality can affect not only immediate business results, but also our brand, reputation, and customer relationships. Accordingly, the Compensation Committee has reserved the right to make discretionary adjustments to the payouts under our fiscal year 2025 AIP awards of up to ±20% where the committee determines that such adjustment reflects the impact of product quality on our financial performance.
(1) As of August 2025, after removal of Strategic Progress Objectives

55

Back to Contents

The Compensation Committee recognizes the importance of establishing both realistic and rigorous goals that continue to motivate and retain executives. As such, the committee approves the range of goals for payout at various levels for each selected metric after thorough review, analysis and discussion with the committee’s compensation consultants and executive management. In this process the Compensation Committee considers:

•	Our annual operating plan, as well as forecasts and multi-year plans
•	Risks and opportunities summaries as inputs for appropriate goal selection for each metric
•	Competitive and market share analyses

Fiscal Year 2025 Base Salary

BASE SALARY

Objective/Purpose: To attract and retain highly qualified executive talent

Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time of hire considering his or her position, qualifications, experience, prior salary level, market data, and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salary of each NEO annually considering base salary information for similar positions at companies in our compensation peer group and the survey data, along with input from our management team as described above.

In fiscal year 2025, we made no changes to approved base salary for our continuing NEOs.

On February 7, 2025, Michael Hurlston was appointed Lumentum’s Chief Executive Officer and President. In connection with this appointment and based on arm’s length negotiations in which the Compensation Committee considered Mr. Hurlston’s compensation in his prior role, CEO compensation provided by our peers, and historic stockholder feedback regarding our approach to executive compensation, the Compensation Committee approved an initial base salary of $900,000 for Mr. Hurlston. Mr. Hurlston’s base salary is 10% less than Mr. Lowe’s final base salary as CEO.

	Base Salary for FY 2024 ($)(1)	Base Salary for FY 2025 ($)	% Change in Base Salary
Michael Hurlston	n/a	900,000	n/a
Wajid Ali	556,000	556,000	0.0%
Jae Kim	450,000	450,000	0.0%
Vincent Retort	556,000	556,000	0.0%
Wupen Yuen	504,000	504,000	0.0%
Alan Lowe	1,000,000	1,000,000	0.0%
(1)	Note that actual salaries paid for fiscal year 2024 reflected a temporary reduction as set forth in the “Summary Compensation Table” below.

Fiscal Year 2025 Annual Incentive Plan

ANNUAL INCENTIVES

Objective/Purpose: To incent our NEOs to deliver superior financial performance and create stockholder value over a one-year period

We maintain an annual incentive plan (“AIP”) that is intended to incent both our NEOs and our broader employee population to deliver superior financial performance and create stockholder value over a one-year period. Our AIP is an example of a compensation program shared between executives and other employees and in fiscal year 2025, approximately 93% of Lumentum employees around the world participated in our AIP.

AIP Structure

As discussed above under the heading “Performance Metrics and Target Setting,” the Compensation Committee approved consolidated organic revenue and adjusted organic operating income as the primary performance measures under the AIP for determining incentive amounts for our NEOs in fiscal year 2025. When discussing consolidated organic revenue, the term “consolidated” refers to consolidation across all segments of Lumentum’s business; when setting this goal, we considered scenarios with and without the impact of potential acquisitions to understand how our organic revenue goals related to overall revenue goals for the year.

56	2025 Proxy Statement

Back to Contents

For fiscal year 2025, the bonus pool under the AIP was measured:

•	60% based on adjusted organic operating income for fiscal year 2025, and
•	40% based on organic revenue for fiscal year 2025.

Our rationale for having more emphasis on operating income than revenue is to encourage growth that is achieved profitably. We also shifted from use of strategic measures for adjustment of AIP payouts, as in use for fiscal year 2024 and prior years, to the use of a quality modifier for fiscal year 2025, in light of concerns from the Compensation Committee that AIP adjustments called for by the strategic measure could be improved with an increased emphasis on product quality. The Compensation Committee may adjust AIP payouts by up to 20% in either direction based on the quality modifier. The maximum amount earnable under the AIP is 200% of target.

AIP Financial Goals

In fiscal year 2025, we moved from the use of separate organic operating income goals for each half of the fiscal year to a single, full fiscal year organic operating income goal.

In fiscal year 2025, we returned to a practice of using our business outlook to inform goals for payouts at 100%, following changes in fiscal year 2024 where we used a lowered business outlook (relative to fiscal year 2023) to inform goals for payouts at 50% amid concerns over potential declines in business performance.

We overachieved against the fiscal year 2025 AIP goals in large part due to increased revenue in the AI/datacenter space that was not anticipated at the time these goals were set and a change in product mix that drove a significant increase in operating income compared to forecast. At the same time as the company registered performance well in excess of its outlook at the beginning of the year, the Board noted that the company had not achieved its full potential over the course of the year. As a result, the Compensation Committee determined to reduce AIP payouts for our NEOs by 27.2%, reflecting both the application of the maximum quality modifier and a further discretionary reduction.

Financial Goal	FY 2025 Actual ($)	Threshold ($)	Target ($)	Maximum ($)
		50% Payout	100% Payout	200% Payout
Adjusted Organic Operating Income 60% weight	160.1M	72.6M	121.0M	151.3M
Consolidated Organic Revenue 40% weight	1,645M	1,249M	1,561M	1,717M

The bonus pool created under the AIP with respect to any performance measure is based on a linear interpolation between threshold performance (50% payout) and target performance (100%) and between target performance and maximum performance (200% payout).

AIP Quality Modifier

In fiscal year 2025, we shifted our approach to adjustments to AIP payouts. In recent fiscal years, AIP awards included a strategic measure that modified the AIP payout based on specific operational objectives. In fiscal year 2025, we switched to a modifier specifically related to certain product quality metrics established by the Compensation Committee. Using this modifier, and guided by quality metrics, the Compensation Committee may use its discretion to adjust payouts by up to 20% in either direction. As with all of our compensation programs, the Compensation Committee has ultimate discretion to further adjust results if appropriate to ensure the annual incentive plan outcomes reflect our business results and performance, although the Committee has rarely exercised that power, and we have committed to disclosing if we ever do.

57

Back to Contents

While reviewing performance from fiscal year 2025 and overperformance against the 2025 AIP goals, the Compensation Committee determined to apply a negative adjustment of 27.2% to the company’s total attainment of 181.5% against the fiscal year 2025 AIP goals. In the Compensation Committee’s estimation, this adjustment encompassed the company’s execution against its quality goals and its overall execution against the year’s outlook, including the way the company overachieved its operating income outlook due to changes in product mix.

The result of this application of negative discretion was to limit payouts to executive officers under the 2025 AIP to 132.19%. We believe that this adjustment, while beyond the scope of the quality modifier, is consistent with the goals of the AIP and with the fiscal year outlook set out at the beginning of the year.

Our fiscal year 2026 AIP has been designed without a quality modifier.

AIP PSU Award

100% of the target amount of the fiscal year 2025 AIP was granted as a PSU award, with a maximum payout of 100% in stock. The number of PSUs earned was determined when performance was certified after year-end performance. Any payout under the fiscal year 2025 AIP above 100% was to be paid in cash.

To determine the number of shares subject to the PSU-based portion of each award, the dollar value at target was divided by the volume-weighted average price for July 2024.

Any amounts earned under our fiscal year 2026 AIP will be paid entirely in cash; no PSUs were granted as part of the fiscal year 2026 AIP.

AIP Target Incentive Opportunities

We have designated an AIP target incentive opportunity for each of our executive officers as a percentage of the executive’s annual base salary. This target incentive opportunity for a given fiscal year is multiplied by the payout percentage for that year, as determined by our Compensation Committee, to determine the amount of AIP payment, if any, to the executive for that period.

Generally, we establish the initial AIP target incentive opportunities of our executive officers through arm’s-length negotiation at the time of hire, taking into account his or her position, qualifications, experience, prior salary level, market data, and the AIP target incentive opportunities of our other executive officers at similar levels. Thereafter, our Compensation Committee reviews the AIP target incentive opportunity of each NEO annually together with the NEO’s base salary informed by total target cash compensation information for similar positions and titles at companies in our compensation peer group and the survey data. We also consider the input from our management team, as described above.

In fiscal year 2025, we made no changes to AIP target incentive opportunities for our continuing NEOs.

On February 7, 2025, Michael Hurlston was appointed Lumentum’s Chief Executive Officer and President. In connection with this appointment and based on arm’s length negotiations in which the Compensation Committee considered Mr. Hurlston’s compensation in his prior role, CEO compensation provided by our peers, and historic stockholder feedback regarding our approach to executive compensation, the Compensation Committee approved an initial AIP target incentive opportunity for Mr. Hurlston of 130% of his annual base salary. This represents an increase compared to our prior CEO’s 120% opportunity. Combined with Mr. Hurlston’s somewhat lower base pay, Mr. Hurlston’s annual compensation is more performance-based than our prior CEO’s annual compensation and his overall target cash compensation is lower.

	AIP Target Incentive Opportunity for FY 2024 (as a percentage of base salary)	AIP Target Incentive Opportunity for FY 2025 (as a percentage of base salary)	% Increase
Michael Hurlston	n/a	130%	n/a
Wajid Ali	90%	90%	0.0%
Jae Kim	75%	75%	0.0%
Vincent Retort	100%	100%	0.0%
Wupen Yuen	100%	100%	0.0%
Alan Lowe	120%	120%	0.0%

58	2025 Proxy Statement

Back to Contents

AIP Achievement

Following the end of fiscal year 2025, the Compensation Committee reviewed the achievement of the performance measures under the AIP and determined that (i) adjusted organic operating income performance was above 200% of target, and (ii) consolidated organic revenue performance was at 153.78% of target. As discussed previously, total fiscal year 2025 AIP attainment was reduced by 27.2% and the total fiscal year 2025 AIP payouts for our NEOs were at 132.19% of target opportunity as shown in the table below with amounts up to 100% of target paid in shares and the remainder in cash.

Fiscal Year 2025 AIP Metric	FY 2025 Actual ($)	Payout (%)
Adjusted Organic Operating Income 60% weight	$160.1M	120.00%
Consolidated Organic Revenue 40% weight	$1,645M	61.51%
Discretionary Reduction (including Quality Modifier) as a percentage of the total calculated result		(27.2)%
TOTAL		132.19%

See the section “Historical AIP and LTIP Achievement” further below for an analysis of how this fiscal year 2025 AIP payout compares with prior years.

Fiscal Year 2025 Long-Term Incentive Plan

LONG-TERM INCENTIVES

Objective/Purpose: To promote long-term thinking and long-term value creation, drive achievement of multi-year strategic objectives, align our NEOs’ interests with those of our stockholders, and reward sustained excellence in execution.

We use annual equity awards to deliver long-term incentive compensation opportunities to our NEOs and periodically make additional equity awards to address special situations as they may arise from time to time, such as in connection with new hires, promotions or to provide an additional retention incentive. Our long-term incentives are intended to align the interests of our NEOs with those of our stockholders. Equity awards are subject to time or performance vesting requirements to encourage retention and drive performance.

Fiscal Year 2025 Long-Term Incentive Structure

Performance Stock Units (PSUs)

•   67% of PSUs vesting at the end of three years based on the achievement of our revenue for fiscal year 2027 (after removal of Strategic Progress Objectives)

•   33% of PSUs vesting at the end of three years based on the achievement of relative total  stockholder return goals for the period from fiscal year 2025 to fiscal year 2027 (after removal of Strategic Progress Objectives)

Restricted Stock Units (RSUs)	• RSUs vesting over three years based on continued service

In fiscal year 2025, 50% of each NEO’s long-term incentive award was in the form of PSUs with a three-year performance period, with the remaining 50% of each NEO’s annual equity awards in the form of time-based RSUs. PSU awards related to the fiscal year 2025 AIP are described above under Annual Incentive Plan and not included in this section.

Time-based RSUs granted to our NEOs in fiscal year 2025 vest 1/3 after one year and quarterly for the next two years thereafter subject to the NEO’s continued service through each vesting date. The rationale for time-based RSUs is primarily retention with an alignment to stockholder interests based on equity valuation. The vesting schedule is consistent with common industry practice in the space in which we compete.

Fiscal year 2025 PSUs have performance periods that cover fiscal year 2027 for revenue (requiring revenue growth over the entire fiscal years 2025 – 2027 performance period to achieve) and fiscal years 2025 – 2027 for relative total stockholder return (rTSR). The Compensation Committee believes including multi-year performance requirements is important to further enhance the link between the interests of our stockholders and our NEOs. The PSUs are designed to reward our NEOs for creation of long-term performance through aggressive financial and total stockholder return objectives that we believe will create long-term stockholder value.

59

Back to Contents

Note: As disclosed in our 2024 proxy statement, when the Compensation Committee originally approved grants of the fiscal year 2025 PSUs, it included Strategic Progress Objectives as performance goals with respect to 25% of the fiscal year 2025 PSUs. In August 2025, in connection with efforts to focus more on financial and total stockholder return objectives in our LTIP program, we approved a change to these PSUs to remove all Strategic Progress Objectives and reallocate the fiscal year 2025 PSUs formerly subject to such objectives to financial and total stockholder return goals. Before such reallocation, our fiscal year 2025 PSUs were weighted 50% on total revenue, 25% on rTSR and 25% on Strategic Progress Objectives. After this reallocation, our fiscal year 2025 PSUs are weighted 67% on total revenue and 33% on rTSR.

Fiscal Year 2025 PSUs

The following table describes the rationale for the design of our fiscal year 2025 LTIP PSUs following the Compensation Committee’s action in August 2025 to remove Strategic Progress Objectives:

Metric and Weighting	FY 2027 Total Revenue (revised to 67%)	3-Year relative Total Stockholder Return Objective (revised to 33%)
Metric Rationale	Revenue growth is the most critical financial metric in challenging markets to ensure our ability to execute our new strategy, to grow profitability, and to invest in future generations of our products.	Relative total stockholder return, or rTSR, measures the Total Stockholder Return of our common stock against the total stockholder return of the S&P Telecom Select Industry Index, and has been included to increase the alignment of our compensation with enhanced share performance relative to the index.
Goal Setting	Revenue goals are based on a multi-year planning analysis that is reviewed by the full Board.
	Goals and resulting achievement levels are reviewed against internal plans, as growth rates from current levels, relative to expected market growth, and relative to investor community expectations to ensure their appropriateness.	The Compensation Committee worked closely with Semler Brossy to identify rTSR objectives.
Upside / Downside

The total revenue component can be earned at up to 300% of target.
The Compensation Committee established this higher earning potential to recognize the criticality of revenue growth to our financial success.

If threshold revenue goals are not met, this portion is earned at 0% of target.

The rTSR objective component can be earned at up to 200% of target if a maximum level of +40% to the index is achieved, and at 100% if a target level of 0% to the index is achieved.

If a threshold level of -40% below the index is not earned, this portion is earned at 0% of target. Performance between threshold and target, or target and maximum will result in vesting of a percentage of units based on linear interpolation between the two performance levels.

The Compensation Committee established the maximum earning potential for this portion of the LTIP PSUs at a lower level due to our limited experience with the use of and results of performance against relative total stockholder return objectives.

Aggregate PSU earning is capped at 200% of target, even if the sum of the components exceeds 200%.

60	2025 Proxy Statement

Back to Contents

While in past years a portion of Total Revenue PSUs could be “banked” in each fiscal year in the three-year performance window based on revenue performance in that fiscal year, no such banking is available under the PSUs granted in fiscal year 2025. The Compensation Committee determined to remove banking from fiscal year 2025 PSUs based on stockholder feedback.

Fiscal Year 2025 Equity Awards for Mr. Hurlston

In connection with our hiring of Mr. Hurlston on February 7, 2025, we entered into an offer letter containing employment terms described below under “Mr. Hurlston’s Offer Letter.” This letter included commitments to grant Mr. Hurlston certain RSU and PSU awards as inducements to his hiring, the amounts and terms of which resulted from arm’s length negotiation, in which the Compensation Committee considered Mr. Hurlston’s compensation in his prior role and the level of benefits needed to entice Mr. Hurlston to join us, CEO compensation provided by our peers, and historic stockholder feedback regarding our approach to executive compensation.

These initial hire awards for Mr. Hurlston included:

•	$9,000,000 of time-based RSUs vesting quarterly over three years, with a one-year cliff, necessary to offset pending awards Mr. Hurlston was leaving behind at his previous employer;
•	$2,000,000 of time- and performance-based PSUs on the same terms as the fiscal year 2025 LTIP, to integrate Mr. Hurlston into our LTIP program and compensate him for his efforts at Lumentum in fiscals 2025 – 2027; and
•	$14,000,000 of performance-based PSUs, necessary to incent Mr. Hurlston to leave his previous employer; these PSUs are based on our rTSR performance relative to the TSR of the S&P 500 Information Technology (Sector) Index over a 4-year period beginning on the date of grant, with payout opportunities as follows:

Achievement	Achievement Level	Payout Multiple(1)
Threshold	+5% to S&P 500 Information Technology (Sector) Index	50%
Target	+25% to S&P 500 Information Technology (Sector) Index	100%
Maximum	+40% or greater to S&P 500 Information Technology (Sector) Index	200%(2)
(1)	On achievement below the Threshold level, no portion of the award will be earned and available for vesting. On achievement between two “bands” in the second column of the table, the payout multiple will be calculated by linear interpolation between the two achievement bands and the two associated payout multiples.
(2)	Our absolute TSR for the performance period must be positive for the payout multiple to exceed 100%.

We note that the $14,000,000 PSU incentive requires achievement at above index average performance before it starts paying even at threshold. We believe this demonstrates both the Compensation Committee’s and Mr. Hurlston’s belief in aligning pay with performance and aligning executive and stockholder interests.

Each of these awards was granted to Mr. Hurlston under our 2025 Inducement Equity Incentive Plan which allows for equity awards only as inducements to hire an employee.

The Compensation Committee sees these RSU and PSU awards as one-time events both to attract Mr. Hurlston to join Lumentum and to compensate him for leaving compensation programs in flight at his prior employer. In contrast, Mr. Hurlston’s offer letter provides that in future fiscal years Mr. Hurlston will be eligible for annual long-term incentive awards with a target opportunity more closely aligned with “normal” annual equity compensation in our peer group ($10,000,000) and consistent with grants made to our former CEO for fiscal years 2024 and 2025.

61

Back to Contents

Fiscal Year 2025 Long-Term Incentive Award Target Opportunities

The size of annual equity awards for our NEOs is determined by the Compensation Committee, considering each executive’s role, performance, and data from our compensation peer group and compensation surveys.

	Target Value of Equity Awards Granted ($)	Units Awarded(1)
Michael Hurlston(2)	2,000,000	23,040
Wajid Ali	3,500,000	64,019
Jae Kim	1,400,000	25,607
Vincent Retort	4,200,000	76,283
Wupen Yuen	3,750,000	68,592
Alan Lowe	10,200,000	186,571

(1)	The number of actual units per grant award for all NEOs other than Mr. Hurlston was determined using the volume-weighted average price for July 2024, which was $54.67077. The number of actual shares per grant for Mr. Hurlston was determined using the volume weighted average price for the 60-trading day period ending on February 6, 2025, which was $86.80150.
(2)	For details on other equity awards granted to Mr. Hurlston in fiscal year 2025, please see the section titled “Fiscal Year 2025 Equity Awards for Mr. Hurlston” above.

Achievement and Vesting of Fiscal Year 2023 PSUs

In fiscal year 2023, each NEO’s annual equity awards included PSUs with a three-year performance period, evaluated and potentially vesting after the end of fiscal year 2025. These grants are subject to attainment of goals relating to 3-year Total Revenue weighted 70% of the target opportunity, and goals relating to Strategic Progress Objectives measured over a three-year period, weighted 30% of the target opportunity. The performance period for these fiscal year 2023 PSUs runs from the beginning of our fiscal year 2023 to the end of our fiscal year 2025. Total maximum payout for these fiscal year 2023 PSUs (including both Total Revenue PSUs and Strategic Progress Objective PSUs) is capped at 250%. Achievement on the fiscal year 2023 PSUs is as follows:

Total Revenue: 0% Payout 70% weight	Strategic Progress Objectives: 80% Payout 30% weight	Total Payout: 24%

		Fiscal Year 2023 PSUs Earned(1)
	PSUs Awarded	Total Revenue Earned	Strategic Progress Objectives Earned	Total Earned
Michael Hurlston(2)	n/a	n/a	n/a	n/a
Wajid Ali	21,393	0	5,133	5,133
Jae Kim(2)	n/a	n/a	n/a	n/a
Vincent Retort	25,671	0	6,159	6,159
Wupen Yuen	6,112	0	1,465	1,465

(1)	For information on fiscal year 2023 PSUs vested by Mr. Lowe in connection with his termination of employment, please see the section titled “Potential Payments upon a Termination or Change in Control” below.
(2)	Neither Mr. Hurlston nor Mr. Kim was employed when fiscal year 2023 PSUs were granted; therefore, they were not granted any fiscal year 2023 PSUs

62	2025 Proxy Statement

Back to Contents

Detail on Fiscal Year 2023 PSU Total Revenue Goal and Achievement (70% weighting)

The Compensation Committee determined that Lumentum’s fiscal year 2025 total revenue did not meet the threshold performance level for vesting of these PSUs.

Fiscal Years 2023-25 PSU Revenue Goal and Achievement
$ US millions

These PSUs also provided the opportunity for interim “banking” of a portion of the award based on total revenue performance in fiscal year 2023 and fiscal year 2024. In each year, the threshold level of performance for such year’s interim total revenue goal was not met, and as a result no shares were banked. The resulting payout on the revenue element for the entire 3-year vesting period is 0%.

Total Revenue Metric	Payout	FY 2023 ($M)	FY 2024 ($M)	FY 2025 ($M)
Threshold	50%	1,820	1,934	2,055
Target	100%	2,150	2,295	2,439
Exceed	200%			2,700
Maximum	300%			3,000
Actual		1,767	1,359	1,637
Banked		0%	0%	0%
Earned				0%

Detail on Fiscal Year 2023 PSU Strategic Progress Objectives Achievement (30% weighting)

The fiscal year 2023 PSU Strategic Progress Objectives contain objective non-financial goals that directly link to objective payout scales, demonstrating our commitment to long-term responsible value creation. In August 2025, our Compensation Committee determined to exclude Human Capital/Leadership goals from our fiscal year 2023 PSU Strategic Progress Objectives. The remaining objectives fall into two categories (Product and Sustainability), are individually weighted, and are individually evaluated on a pass/fail basis.

In the Sustainability section, our goal was to reduce Greenhouse Gas Intensity by 25% from a baseline relative to fiscal year 2021. We significantly exceeded this goal (see our forthcoming 2025 Sustainability Report for more information).

We set seven Product goals for the fiscal year 2023 PSUs. Because these Product goals related to multi-year business goals that may still be in progress, it would be harmful to disclose most of these goals because their disclosure would give our competitors insight into our long-term product strategy and our timeline for introducing new products. Four of the seven Product goals were met or exceeded during this three-year performance period.

63

Back to Contents

The Compensation Committee determined that achievement against the Strategic Progress Objectives for the fiscal year 2023 PSUs resulted in 39 of the maximum 60 possible points being earned. The resulting payout on this element was 80% of target.

Fiscal Years 2023-25 PSU Strategic Progress Objectives Achievement

Fiscal Year 2024 Performance-Based Long-Term Incentive Plans

No Units Banked Based on Total Revenue Performance in Fiscal Year 2025

The PSUs granted as part of the fiscal year 2024 LTIP program are currently in the middle of their performance measurement periods, with achievement and vesting at the end of fiscal year 2026. These PSUs provide a “banking” opportunity based on fiscal year 2024 and fiscal year 2025 total revenue achievement. This means that in addition to the threshold, target, exceed and maximum goals for the end of the three-year period, threshold and target goals for total revenue are set for “banking” purposes at the beginning of the three-year performance period for each of the first two years of the performance period. Achievement against these mid-cycle total revenue goals was evaluated for potential “banking” during the performance period.

Fiscal year 2025 total revenue thresholds were not attained for these in-cycle PSU awards. As a result, no fiscal year 2025 LTIP PSUs subject to total revenue achievement were “banked” in fiscal year 2025 for payout at the end of the performance period, as shown below:

Fiscal Year 2024 PSUs Total Revenue Metric(1)	Payout	FY 2024 ($M)	FY 2025 ($M)
Threshold	50%	1,400	1,650
Target	100%	1,550	1,850
Actual		1,359	1,637
Banked		0%	0%

(1)	Complete disclosure of achievement against performance goals, including Exceed and Max goals for each three-year performance period, will be provided at the end of each performance period.

Note that banking with respect to financial goals has been removed for PSU cycles beginning with fiscal year 2025, so the final period where shares may be banked based on attainment of financial goals was for the fiscal year 2024 PSUs based on fiscal year 2025 achievement.

Detail on Fiscal Year 2024 PSU Strategic Progress Objectives

Our 2024 LTIP PSUs were originally granted with 30% of the awards subject to attainment of certain Strategic Progress Objectives, including Product, Sustainability and Human Capital/Leadership goals through fiscal years 2024 through 2026. In August 2025, in connection with an action removing Strategic Progress Objective goals from our LTIP program generally, the Compensation Committee approved changes to remove all Human Capital/Leadership goals and to measure the Strategic Progress Objectives for our 2024 LTIP PSUs based on performance through the end of fiscal year 2025. Of the 30% of 2024 LTIP PSUs subject to Strategic Progress Objectives goals, 125% were considered earned and converted into time-based RSUs vesting on continued service through the vesting date for 2024 LTIP PSUs. We believe this action appropriately balanced the objective of removing Strategic Progress Objectives from our LTIP program with recognizing the achievements that had been made at the time of approval.

64	2025 Proxy Statement

Back to Contents

As with the fiscal year 2023 PSU Strategic Progress Objectives, the fiscal year 2024 PSU Strategic Progress Objectives contain objective non-financial goals that directly link to payout scales. After changes approved by our Compensation Committee in August 2025 to exclude Human Capital/Leadership goals from our fiscal year 2024 PSU Strategic Progress Objectives, the remaining objectives are in two categories (Product and Sustainability), are individually weighted, and are individually evaluated on a pass/fail basis.

In the Sustainability section, our goal was to reduce Greenhouse Gas Intensity by 30% from a baseline relative to fiscal year 2021. We significantly exceeded this goal (see our forthcoming 2025 Sustainability Report for more information).

We set eight Product goals for the fiscal year 2024 PSUs. Because these Product goals related to multi-year business goals that may still be in progress, it would be harmful to disclose most of these goals because their disclosure would give our competitors insight into our long-term product strategy and our timeline for introducing new products. Six of these Product goals were met or exceeded based on performance through the end of fiscal year 2025 or were projected as of August 2025 to be met or exceeded based on performance through the end of fiscal year 2026. One of the products, and therefore its Product goal, was cancelled and points reallocated to the remaining programs.

In the interests of stockholder transparency, we think it is worthwhile to disclose an example goal in the Product section. In the Product category, one goal was to complete and launch our first Optical Circuit Switch product by the end of fiscal year 2026. We have recently disclosed publicly that we have achieved our first commercial wins for our 300x300 Optical Circuit Switch product by booking revenue for shipments to two hyperscale customers, with a third committed for deployment in calendar 2026.

The Compensation Committee determined that achievement against the Strategic Progress Objectives for the fiscal year 2024 PSUs over the shortened period through the end of fiscal year 2025 resulted in 57 of the maximum 65 possible points being earned. The resulting payout on this element was 125% of target.

Fiscal Years 2024-26 PSU Strategic Progress Objectives Achievement

	Fiscal Year 2024 PSUs Earned and Converted to RSUs through Fiscal Year 2025(1)
	PSUs Awarded	PSUs based on Strategic Progress Objectives	Earned based on Strategic Progress Objectives
Michael Hurlston(2)	n/a	n/a	n/a
Wajid Ali	32,797	9,839	12,298
Jae Kim	20,574	6,172	7,715
Vincent Retort	39,357	11,807	14,758
Wupen Yuen	35,140	10,542	13,177

(1)	For information on fiscal year 2024 PSUs vested by Mr. Lowe in connection with his termination of employment, please see the section titled “Potential Payments upon a Termination or Change in Control” below.
(2)	Mr. Hurlston was not employed when fiscal year 2024 PSUs were granted.

65

Back to Contents

Historical AIP and LTIP Achievement

The Compensation Committee continuously assesses achievement levels of its performance-oriented executive compensation programs, including both annual and long-term incentive programs. We use this information to evaluate how effectively executive compensation programs are aligned with business performance and stockholder experience, to understand how accurately the company can set both short-term and long-term performance goals, and to judge how effective the company’s compensation programs are at incenting performance and ensuring retention.

Fiscal year 2025 brought a significant increase in payouts under our AIP, with payouts more than 100% of target levels, generally aligned with positive returns to our stockholders over the last year. Fiscal year 2025’s overachievement in AIP is a change from three previous years of underachievement. Considering the company’s fiscal and equity performance over the last four years, the Compensation Committee assesses that our AIP programs have been successful in directional alignment of pay with performance.

The payout in fiscal year 2025 under our fiscal year 2023 LTIP remains low at 24%, reflecting the ongoing impact of the trough in business performance that Lumentum and many of our competitors experienced in recent years. These depressed fiscal years 2023 – 2025 LTIP results, despite strong performance in fiscal year 2025 as the transformation of our company took hold, result from performance against aggressive absolute long-term business performance goals set prior to a sector-wide reset. Anytime a company encounters sustained depression of long-term incentive payouts, due at least in part to market factors, concerns about executive retention can arise.

However, as part of the Compensation Committee’s ongoing assessment of compensation program performance, we also look continuously at forward-looking performance. With Lumentum’s transformation well underway and Mr. Hurlston’s bold vision for execution and growth already starting to show results, we assess that achievement in the fiscal years 2024 – 2026 long-term incentive cycle is likely to suitably reflect Lumentum’s return to growth, and as such, provides suitable retention power within the executive suite. Furthermore, we assess that Lumentum’s LTIP programs over recent years have aligned and continue to align pay with performance, albeit shifted somewhat in time due to the nature of when goals are set, when achievement is recorded, and when compensation is earned for these programs.

The following graphs show historical payouts under these plans over the past several years and demonstrates the trends described above.

Other Items

Stock Ownership Guidelines

Our stock ownership guidelines require all executive officers and directors to maintain a significant equity investment in Lumentum based on a multiple of his or her base salary or annual cash retainer, respectively.

Title	Ownership Requirement
CEO	5x base salary
All Other Executive Officers	2x base salary
Directors	5x annual cash retainer

Shares owned outright, unvested and vested restricted stock and restricted stock units, and any stock options exercisable within 60 days count toward the ownership requirements. These ownership levels must be attained within five years from the later of the date that changes to the guidelines were approved if serving as a non-employee director at the time of approval or the date of initial election or appointment

66	2025 Proxy Statement

Back to Contents

to the Board, or within five years following appointment in the case of an executive officer. As of our fiscal year end 2025, all of our continuing directors and executive officers were in compliance or on track to achieve compliance with the guidelines based on the Compensation Committee’s review.

Post-Employment Compensation

Our NEOs are provided certain protections in the event of their termination of employment under specified circumstances, including following a change in control of Lumentum. We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication on their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control. For detail on these protections, see “Mr. Hurlston’s Offer Letter,” “Transition Agreement with Mr. Lowe” and “2015 Change in Control and Severance Benefits Plan, as amended” sections below.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not grant equity awards on a predetermined schedule, but typically approve equity awards at regularly scheduled meetings of our Compensation Committee during open trading windows. We have not granted stock options in the last several fiscal years, other than in connection with the exchange and conversion or replacement of Cloud Light stock options in connection with the acquisition of Cloud Light in November 2023. At this time, we do not have plans to grant stock options in the future, but may later determine to do so. We have not granted any options in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we have not taken material nonpublic information into account when determining the timing or terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

Hedging and Pledging Policy

In addition to forbidding the trading of securities (of Lumentum or otherwise) on material nonpublic information, our insider trading policy strictly prohibits hedging or pledging of our securities, as well as engaging in any other derivative securities transaction, using our securities as collateral for loans, and holding our securities in margin accounts.

Clawback Policy

We maintain a compensation recovery (“clawback”) policy in compliance with securities exchange and SEC requirements. Consistent with the requirements, for compensation received after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date), the clawback policy requires us to recover excess incentive-based compensation from current and former executives that is granted, earned or vested based on the attainment of a financial reporting measure in the event of an accounting restatement due to material non-compliance with any financial reporting requirement under U.S. securities laws that was in excess of what would have been received had the incentive-based compensation been determined based on the restated amounts.

Federal Income Tax Consequences

Internal Revenue Code Section 162(m) limits the deductibility of compensation paid by most publicly held companies to certain of their executive officers and other covered employees to $1,000,000 per year. While the Compensation Committee considers the deductibility of compensation as a factor in making compensation decisions, the Compensation Committee retains the flexibility to provide compensation that is consistent with our goals for our executive compensation program even if such compensation is not fully tax deductible. The Compensation Committee may make decisions that result in compensation expense that is not fully deductible when it believes that such payments are appropriate to attract, retain or motivate executive talent.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

The Compensation Committee:

Ian S. Small (Chair)

Isaac H. Harris

Brian J. Lillie

67

Back to Contents

Summary Compensation Table

The following table provides certain summary information concerning the compensation awarded to, earned by, or paid to each of our NEOs for the fiscal year ended June 28, 2025 and, to the extent required under the SEC executive compensation rules, the fiscal years ended June 29, 2024 and July 1, 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael Hurlston(5) President and Chief Executive Officer	2025	315,000	2,000,000	24,740,145	603,353	11,578	27,670,076
Alan Lowe(6) Former President and Chief Executive Officer	2025	711,423	–	33,146,184	386,280	12,163,397	46,407,285
	2024	903,846	–	11,003,208	155,988	14,024	12,077,066
	2023	980,769	–	12,528,619	382,320	14,024	13,905,732
Wajid Ali Executive Vice President and Chief Financial Officer	2025	556,000	–	4,126,113	161,079	3,622	4,846,814
	2024	515,904	–	3,837,416	65,047	4,122	4,422,489
	2023	549,077	–	4,385,372	159,427	3,666	5,097,242
Jae Kim(7) Senior Vice President, General Counsel and Secretary	2025	450,000	150,000	1,826,810	108,641	17,966	2,553,418
	2024	130,530	228,750	1,720,398	–	3,491	2,083,169
Vincent Retort Executive Vice President, Modules R&D and New Product Design and Development	2025	556,000	–	4,905,479	178,976	24,405	5,664,860
	2024	515,904	–	4,573,905	69,852	23,981	5,183,642
	2023	549,077	–	5,164,915	159,427	19,478	5,892,897
Wupen Yuen(8) President, Cloud and Networking	2025	504,000	325,000	4,387,706	162,238	12,228	5,391,172
	2024	449,433	–	5,085,816	60,025	13,069	5,608,344
(1)	Actual salary earned during fiscal years 2025, 2024 or 2023, as applicable.
(2)	Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown are the grant date fair value in the period presented as determined pursuant to FASB ASC Topic 718, which fair value is based on the closing market price of our common stock on the date of grant for RSUs, RSAs and PSUs. The amounts shown include PSU awards (including focal PSU awards, AIP PSU awards and new hire PSU awards), the value of which are calculated based on achievement at target as follows: for fiscal year 2025 PSUs, $14,844,122 (Mr. Hurlston), $6,498,045 (Mr. Lowe), $2,321,069 (Mr. Ali), $2,739,426 (Mr. Retort), $2,453,754 (Mr. Yuen) and $837,955 (Mr. Kim); for fiscal year 2024 PSUs, $5,920,157 (Mr. Lowe), $2,093.218 (Mr. Ali), $2,480,900 (Mr. Retort), $2,220,371 (Mr. Yuen) and $860,199 (Mr. Kim); for fiscal year 2023 PSUs, $6,848,898 (Mr. Lowe), $2,436,470 (Mr. Ali) and $2,826,195 (Mr. Retort). Assuming the highest level of performance is achieved under the applicable performance measures for PSUs (including focal PSU awards, AIP PSU awards and new hire PSU awards), the maximum possible value of the PSUs using the fair value of our common stock on the date that such awards were granted for accounting purposes is: for fiscal year 2025 PSUs, $29,688,243 (Mr. Hurlston), $11,758,386 (Mr. Lowe), $4,126,056 (Mr. Ali), $4,905,422 (Mr. Retort), $4,387,706 (Mr. Yuen) and $1,559,917 (Mr. Kim); for fiscal year 2024 PSUs, $11,003,155 (Mr. Lowe), $2,093,218 (Mr. Ali), $2,480,900 (Mr. Retort), $2,220,371 (Mr. Yuen) and $860,199 (Mr. Kim); for fiscal year 2023 PSUs, $16,537,611 (Mr. Lowe), $5,847,390 (Mr. Ali) and $6,821,705 (Mr. Retort).
(3)	Non-Equity Incentive Plan Compensation for fiscal years 2025, 2024 or 2023 was paid pursuant to the Lumentum Annual Incentive Plan (“AIP”). For fiscal year 2025, the Non-Equity Incentive Plan Compensation reflects the cash payout for fiscal year 2025, which reflects the AIP attainment for fiscal year 2025 in excess of 100%, as well as the payout to Mr. Hurlston as a new hire during fiscal year 2025. The 100% attainment of the AIP for fiscal year 2025, except for Mr. Hurlston, was paid in PSUs and the grant date fair value of such PSUs is reflected in the Stock Award column assuming achievement at target. Pursuant to Mr. Hurlston’s offer letter, his bonus under the AIP was paid in cash at the AIP achievement level for fiscal year 2025 with the amount pro-rated based on his service during fiscal year 2025. For fiscal years 2024 and 2023, except for Mr. Kim, the Non-Equity Incentive Plan Compensation reflects the cash payout for the first half of fiscal years 2024 and 2023, respectively. The second half payout for fiscal years 2024 and 2023, except for Mr. Kim, was paid in PSUs and the grant date fair value of such PSUs is reflected in the Stock Award column assuming achievement at target. Pursuant to Mr. Kim’s offer letter, his bonus under the AIP was paid in cash at target for fiscal year 2024 with the amount pro-rated based on his service during fiscal year 2024. See footnote 7 below.
(4)	All amounts represent 401(k) employer matching contributions, imputed income for group term life insurance, HSA employer matching contributions and internet allowances. In fiscal year 2025, All Other Compensation: for Mr. Hurlston included $9,692 of 401(k) employer matching contributions and $1,885 of imputed income for group term life insurance; for Mr. Lowe included $5,000 of 401(k) employer matching contributions, $4,919 of imputed income for group term life insurance, and $1,000 of HSA employer matching contributions; for Mr. Ali included $2,622 of imputed income for group term life insurance and $1,000 of HSA employer matching contributions; for Mr. Retort included $5,000 of 401(k) employer matching contributions and $19,405 of imputed income for group term life insurance; for Mr. Yuen included $7,326 of 401(k) employer matching contributions and $4,902 of imputed income for group term life insurance; and for Mr. Kim included $14,000 of 401(k) employer matching contributions, $3,366 of imputed income for group term life insurance and $600 of internet allowance.
(5)	Mr. Hurlston joined the Company in February 2025. For fiscal year 2025, the amount in the Bonus column represents a sign-on incentive bonus which, together with approximately $23,000,000 of the amounts in the Stock Awards column, represent incentives designed to compensate Mr. Hurlston for incentive opportunities forfeited by leaving his prior employer.
(6)	The Company entered into a Transition Agreement and Release with Mr. Lowe, dated February 2, 2025 (the “Transition Agreement”), pursuant to which Mr. Lowe resigned as CEO and President effective as of immediately prior to 12:00 a.m. on February 7, 2025. Mr. Lowe remained a member of the Board and a full-time non-executive employee through February 20, 2025, at which time he transitioned to a role as a part-time employee advisor to the Company through December 15, 2025. Upon resignation, Mr. Lowe received a cash severance payment equal to $3,200,000, which is reflected in the Other Income column. As part of his Transition Agreement, Mr. Lowe received accelerated vesting of certain RSUs and PSUs upon his resignation in the amount of $8,952,478, which is also reflected in the Other Income column for fiscal year 2025. As part of his Transition Agreement, Mr. Lowe will also receive accelerated vesting of certain RSUs and PSUs, and the incremental fair value associated with such modification is $21,387,742 and is reflected in the Stock Awarded column for fiscal year 2025. See “Potential Payments upon a Termination or Change of Control.”

68	2025 Proxy Statement

Back to Contents
(7)	Mr. Kim joined the Company in March 2024. For fiscal year 2025, the amount in the Bonus column represents the second 50% of a $300,000 sign-on incentive bonus designed to compensate Mr. Kim for the annual incentive opportunity forfeited by leaving his prior employer, and the amount in the Non-Equity Incentive Plan Compensation column reflects the AIP attainment for fiscal year 2025 in excess of 100%. For fiscal year 2024, the amount in the Bonus column represents (i) the first 50% of the $300,000 sign-on incentive bonus and (ii) a $78,750 portion of a guaranteed bonus under the AIP equal to 75% of annual base salary, all of which were negotiated at the time of Mr. Kim’s hiring. The remainder of the guaranteed cash bonus under the AIP negotiated at the time of Mr. Kim’s hiring was paid in RSUs granted in fiscal year 2025 with a one-year vesting condition, and the grant date fair value of those RSUs is included in the Stock Award column for fiscal year 2025. The 100% attainment of the non-guaranteed portion of Mr. Kim’s fiscal year 2025 AIP participation was paid in PSUs and the grant date fair value of such PSUs is reflected in the Stock Award column assuming achievement at target.
(8)	The amount in the Bonus column represents the second installment of a retention bonus that Mr. Yuen received in connection with Lumentum’s acquisition of Neophotonics.

Fiscal Year 2025 Grants of Plan-Based Awards Table

The following table sets forth information with respect to plan-based compensation in fiscal year 2025 to each NEO, including cash and equity opportunities under the AIP and RSUs and PSUs under our long term incentive plan. The terms of the AIP opportunities are described in “Compensation Discussion and Analysis – Fiscal Year 2025 Annual Incentive Plan,” and the material terms of the equity awards are described in “Compensation Discussion and Analysis – Fiscal Year 2025 Long-Term Incentive Plan”. See “Compensation Discussion and Analysis” for a description of the material factors necessary to an understanding of the information disclosed below.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael Hurlston	N/A(3)	228,214	456,429	912,857
	2/7/2025(4)							103,684	8,906,456
	2/7/2025(5)				80,644	161,287	322,574		13,854,553
	2/7/2025(6)				5,760	11,520	23,040		989,568
	2/7/2025(6)							11,520	989,568
Alan Lowe	N/A	–	–	1,200,000
	8/21/2024(7)				10,975	21,949	21,949		1,237,704
	8/21/2024				46,643	93,285	186,570		5,260,341
	8/21/2024							93,286	5,260,398
Wajid Ali	N/A	–	–	500,400
	8/21/2024(7)				4,576	9,152	9,152		516,081
	8/21/2024				16,005	32,009	64,018		1,804,988
	8/21/2024							32,010	1,805,044
Jae Kim	N/A(8)	–	–	225,000
	8/21/2024(8)							4,732	266,837
	N/A(8)	–	–	112,500
	8/21/2024(8)				1,029	2,057	2,057		115,994
	8/21/2024				6,402	12,803	25,606		721,961
	8/21/2024							12,804	722,018
Vince Retort	N/A	–	–	556,000
	8/21/2024(7)				5,085	10,169	10,169		573,430
	8/21/2024				19,206	38,411	76,822		2,165,996
	8/21/2024							38,412	2,166,053
Wupen Yuen	N/A	–	–	504,000
	8/21/2024(7)				4,609	9,218	9,218		519,803
	8/21/2024				17,148	34,296	68,592		1,933,951
	8/21/2024							34,296	1,933,951
(1)	Reflects the cash portion of the AIP for fiscal year 2025 at maximum of 200% payout where the first 100% of payout is paid in the PSUs granted on August 21, 2024. See footnotes 7 and 8 below.
(2)	Reflects grant date fair value of awards at target computed in accordance with FASB ASC Topic 718. Assumptions underlying the valuations are set forth in footnote 2 to the “Summary Compensation Table” above. These amounts do not correspond to the actual value that may be realized by the NEOs.

69

Back to Contents
(3)	Mr. Hurlston joined the Company in February 2025. He is eligible to earn a target bonus under the AIP for fiscal year 2025 of 130% of his base salary, prorated based on the number of days during the fiscal year on which he is employed by the Company.
(4)	As part of his Employment Agreement, Mr. Hurlston received RSUs, with one-third of the award vesting on the one-year anniversary of the grant date and the remaining 2/3 of the award vesting in substantially equal quarterly installments over the subsequent eight calendar quarters, intended as part of the compensation to Mr. Hurlston for compensation foregone at this prior employer and to motivate strong performance.
(5)	As part of his Employment Agreement, Mr. Hurlston was granted PSUs based on the Company’s total shareholder return as compared to the S&P 400 Information Technology (Sector) Index over the four-year period following the grant date.
(6)	As part of his Employment Agreement, Mr. Hurlston was granted additional RSUs and PSUs in the proportion as other NEOs and consistent with the terms and conditions of the awards previously granted to the other NEOS under the Company’s long-term incentive plan for the fiscal year 2025 to fiscal year 2027 period, except that the RSUs will vest 25% on the one-year anniversary of the vesting commencement date and the remaining 75% vesting in substantially equal quarterly installments over the subsequent six calendar quarters.
(7)	Reflects the PSU portion of the AIP for fiscal year 2025 at threshold of 50% and target of 100%. Any amount in excess of 100% is paid in cash. See footnote 1 above.
(8)	As part of his new hire offer in March 2024, Mr. Kim was guaranteed a minimum of 100% of his AIP target equal to 75% of his base salary for his first year of service from March 2024 to February 2025. He received a cash payout with respect to fiscal year 2024 and, in fiscal year 2025, he received a grant of 4,732 RSUs, subject to a one-year vesting requirement, for the remaining guaranteed amount. The maximum cash payment of $225,000 under non-equity incentive plan awards reflects the cash portion of AIP for the remainder of his first year of service at maximum of 200% payout where the first 100% of payout is paid in the RSUs noted above. For the period in fiscal year 2025, from March 2025 to June 2025, Mr. Kim received an award of 2,057 PSUs in connection with the AIP based on a prorated portion of his annual AIP target. See also footnote 7 to the “Summary Compensation Table” above.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding outstanding equity awards and applicable market values at the end of fiscal year 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Michael Hurlston	02/07/25	103,684		9,824,059
	02/07/25				161,287	(3)	15,281,943
	02/07/25				11,520	(4)	1,091,520
	02/07/25	11,520	(5)	1,091,520
Alan Lowe	08/23/23	15,932		1,509,557
	08/23/23				95,581	(6)	9,056,300
	08/21/24				21,949	(7)	2,079,668
	08/21/24				93,285	(4)	8,838,754
	08/21/24	46,645		4,419,614
Wajid Ali	08/24/22	1,783		168,939
	08/24/22				21,393	(8)	2,026,987
	08/23/23	13,667		1,294,948
	08/23/23				32,797	(6)	3,107,516
	08/21/24				9,152	(7)	867,152
	08/21/24				32,009	(4)	3,032,853
	08/21/24	32,010		3,032,948
Jae Kim	04/15/24	13,716		1,299,591
	04/15/24				20,574	(6)	1,949,387
	08/21/24	4,732	(9)	448,357
	08/21/24				2,057	(7)	194,901
	08/21/24				12,803	(4)	1,213,084
	08/21/24	12,804		1,213,179

70	2025 Proxy Statement

Back to Contents
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Vincent Retort	08/24/22	2,140	202,765
	08/24/22			25,671	(8)	2,432,327
	08/23/23	16,401	1,553,995
	08/23/23			39,357	(6)	3,729,076
	08/21/24			10,169	(7)	963,513
	08/21/24			38,411	(4)	3,639,442
	08/21/24	38,412	3,639,537
Wupen Yuen	08/03/22	421	39,890
	08/03/22	1,233	116,827
	08/03/22	705	66,799
	08/23/22	510	48,323
	08/24/22			6,112	(8)	579,112
	08/23/23	14,643	1,387,424
	08/23/23	7,810	739,998
	08/23/23			35,140	(6)	3,329,515
	08/21/24			9,218	(7)	873,406
	08/21/24			34,296	(4)	3,249,546
	08/21/24	34,296	3,249,546
(1)	Time-based RSUs that vest 1/3 of the awarded units on the one-year anniversary of the grant date and the remainder of the units in equal quarterly installments for two years thereafter.
(2)	Amounts reflecting market value of RSUs and PSUs are based on the price of $94.75 per share, which was the closing price of our common stock as reported on the Nasdaq Global Select Market on June 28, 2025.
(3)	PSUs that vest based on the Company’s performance over the four-year period beginning on the first trading day following the grant date based on the Company’s total shareholder return performance as compared to the S&P 500 Information Technology (Sector) Index. These PSUs vest, once achievement is determined, following the fourth anniversary of the grant date.
(4)	PSUs that vest based on the Company’s performance in fiscal years 2025, 2026 and 2027 and cumulative performance for fiscal years 2025, 2026 and 2027, in each case relative to revenue targets, relative total shareholder return and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest on the earlier of the date achievement is determined after the fiscal year 2027 performance period or the third anniversary of the grant date.
(5)	Time-based RSUs that vest 25% on the one-year anniversary of the vesting commencement date and the remaining 75% vesting in substantially equal quarterly installments over the subsequent six calendar quarters.
(6)	PSUs that vest based on the Company’s performance in fiscal years 2024, 2025 and 2026 and cumulative performance for fiscal years 2024, 2025 and 2026, in each case relative to revenue targets and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest on the earlier of the date achievement is determined after the fiscal year 2026 performance period or the third anniversary of the grant date.
(7)	Reflects the PSU portion of the AIP for fiscal year 2025. The PSUs vest based on the Company’s performance in fiscal year 2025 relative to revenue, operating income and key objectives targets set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest on the earlier of the date achievement is determined or the first anniversary of the grant date.
(8)	PSUs that vest based on the Company’s performance in fiscal years 2023, 2024 and 2025 and cumulative performance for fiscal years 2023, 2024 and 2025, in each case relative to revenue targets and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest on the earlier of the date achievement is determined after the fiscal year 2025 performance period or the third anniversary of the grant date.
(9)	Time-based RSUs that vest in full on the one-year anniversary of the grant date. These RSUs were granted with respect to payments to Mr. Kim under the AIP for a portion of his first year of employment.

71

Back to Contents

Stock Vested in Fiscal Year 2025

The following table sets forth information on vesting of equity awards during fiscal year 2025 for each NEO. The table includes: (i) the number of shares received from the vesting of RSUs and PSUs and (ii) the aggregate dollar value realized upon the vesting of such RSUs and PSUs.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael Hurlston(2)	–	–
Alan Lowe(3)	239,043	17,084,322
Wajid Ali	35,365	2,289,692
Jae Kim	6,858	533,278
Vincent Retort	42,695	2,761,139
Wupen Yuen	35,826	2,391,028
(1)	Represents the amounts realized based on the product of the number of shares acquired and the closing price of our common stock on Nasdaq on the vesting date.
(2)	Mr. Hurlston joined the Company in February 2025.
(3)	Mr. Lowe entered into a Transition Agreement with the Company that accelerated the vesting of a number of his equity awards in fiscal year 2025. See “Mr. Lowe’s Transition Agreement”.

CEO Pay Ratio

Our CEO pay ratio is calculated in accordance with Item 402(u) of Regulation S-K and provides a reasonable estimate of the ratio of our CEO’s annual total compensation to the median of the annual total compensation of all employees other than the CEO.

During fiscal year 2025, we had two individuals serve as our Principal Executive Officer (“PEO”). Mr. Alan Lowe served as CEO until February 6, 2025, and Mr. Michael Hurlston was appointed CEO effective February 7, 2025. Pursuant to Instruction 10 to Item 402(u), we elected to calculate annual total compensation for our PEO using the compensation of Mr. Michael Hurlston, who was serving as CEO on the date we identified our median employee. This approach is permitted under SEC rules and we believe it provides the most meaningful disclosure for shareholders. Fiscal year 2025 compensation also reflects extraordinary amounts associated with the CEO transition, which we describe further in the “Compensation Discussion and Analysis.” The year-over-year increase in our CEO to median employee pay ratio is directly attributable to the extraordinary fiscal year 2025 CEO compensation resulting from the CEO transition and a shift in our median employee based on the increase in hourly manufacturing employees. For more information, see “CEO Transition,” “Compensation Arrangements for Mr. Hurlston” and “Fiscal Year 2025 Executive Compensation Program Elements – Fiscal Year 2025 Equity Awards for Mr. Hurlston” in “Compensation Discussion and Analysis” above.

CEO annual total compensation as reported in Summary Compensation Table:	$27,670,076
Median employee annual total compensation:	$9,595
Ratio of our CEO to median employee:	2,884 to 1

We used the methodology, assumptions and estimates described below to determine the annual total compensation of the “median employee”:

•	We identified the median employee by reviewing the annual salary as of June 28, 2025 plus actual fiscal year 2025 Annual Incentive Plan (AIP) payout including PSU grant value plus actual commission payout during fiscal year 2025.
•	We included employees working on a full-time and part-time basis, which includes employees integrated from recent acquisitions;
•	Cost of living adjustments were not applied;
•	For employees not paid in U.S. dollars, we applied a local currency-to-U.S. dollar exchange rate from Bloomberg on the last business day of the fiscal year; and
•	After we identified the median employee, annual total compensation was then calculated by combining the following:
•	Annual salary as of June 28, 2025;
•	Actual fiscal year 2025 AIP payout (Including PSU grant value);
•	Actual commission payout during fiscal year 2025; and
•	Other actual cash compensation during fiscal year 2025 (overtime, allowance, etc.).

72	2025 Proxy Statement

Back to Contents

Pay Versus Performance

The following table shows the total compensation for our NEOs for the past five fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our PEO (Michael Hurlston, Chief Executive Officer since 2025), former PEO (Alan Lowe, Chief Executive Officer from 2015 to 2025) and on an average basis, our other NEOs (in each case, as determined under SEC rules), our TSR, our prior peer group TSR (NASDAQ 100 Technology Sector Index), our net income, and revenue.

	Alan Lowe		Michael Hurlston
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(2)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)	Net Income ($M)(5)	Revenue ($M)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	$46,407,285	$46,661,132	$27,670,076	$34,152,996	$4,614,066	$11,993,836	$124.46	$199.56	$25.90	$1,645.0
2024	$12,077,066	$9,284,053	$0	$0	$3,864,547	$3,201,388	$66.89	$186.44	($546.5)	$1,359.2
2023	$13,905,732	$6,157,896	$0	$0	$4,514,349	$2,014,899	$74.52	$139.07	($131.6)	$1,767.0
2022	$10,793,744	$10,940,691	$0	$0	$3,837,309	$3,910,681	$102.22	$108.03	$198.9	$1,712.6
2021	$10,299,689	$12,146,329	$0	$0	$3,551,321	$4,214,728	$109.64	$149.90	$397.3	$1,742.8
(1)	The dollar amounts reported in columns (b) and (d) are the amounts of total compensation reported for PEO (Hurlston) and former PEO (Lowe) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(2)	The dollar amounts reported in column (c), (e), and (g) represent the amount of “compensation actually paid” (otherwise known as CAP), as computed in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award. The following table details these adjustments:
The following table details these adjustments for each fiscal year for our PEO and for our non-PEO NEOs on average:

Fiscal Year		Summary Compensation Table Total (a)	Subtract Grant Date Fair Value of Stock Awards (b)	Add Fair Value at Fiscal Year-end of Outstanding and Unvested Options Awards and Stock Awards Granted in Fiscal Year (i)	Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years (ii)	Add Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year (iii)	Adjust for Change in Fair Value of Outstanding Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (iv)	Subtract Fair Value of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year (v)	CAP (c)
2025	PEO Alan Lowe	$46,407,285	($33,146,184)	$21,120,221	$4,887,615	$3,560,574	$3,831,622	$0	$46,661,132
	PEO Michael Hurlston	$27,670,076	($24,740,145)	$31,223,065	$0	$0	$0	$0	$34,152,996
	NEOs	$4,614,066	($3,811,527)	$8,247,898	$2,464,893	$0	$478,506	$0	$11,993,836
2024	PEO Alan Lowe	$12,077,066	($11,003,208)	$9,734,020	($496,704)	$0	$0	($1,027,121)	$9,284,053
	Non-PEO NEOs	$3,864,547	($3,384,415)	$3,053,104	($112,027)	$0	$0	($219,821)	$3,201,388
2023	PEO Alan Lowe	$13,905,732	($12,528,619)	$7,293,688	($4,368,577)	$0	$1,855,672	$0	$6,157,896
	Non-PEO NEOs	$4,514,349	($3,847,814)	$2,206,098	($1,430,875)	$0	$573,141	$0	$2,014,899
2022	PEO Alan Lowe	$10,793,744	($8,901,523)	$8,033,359	($132,894)	$0	$1,148,005	$0	$10,940,691
	Non-PEO NEOs	$3,837,309	($2,957,948)	$2,669,459	($44,163)	$0	$406,023	$0	$3,910,681
2021	PEO Alan Lowe	$10,299,689	($8,565,127)	$8,245,083	$1,274,229	$0	$892,454	$0	$12,146,329
	Non-PEO NEOs	$3,551,321	($2,655,195)	$2,558,147	$446,044	$0	$314,411	$0	$4,214,728
(a)	The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(i-v)	The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year;
(ii)	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years from the end of the prior Fiscal Year to the end of the current Fiscal Year;
(iii)	Change in Fair Value as of Vesting Date (compared to prior Fiscal Year End) of Option Awards and Stock Awards Granted in the Current Year and Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year;
(iv)	Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year;
(v)	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year.
(c)	“Compensation Actually Paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.

73

Back to Contents
(3)	The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows:

2025	Wajid Ali, Vincent Retort, Wupen Yuen, and Jae Kim
2024	Wajid Ali, Vincent Retort, Jason Reinhardt, Judy Hamel, Wupen Yuen, and Jae Kim
2023	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel
2022	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel
2021	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel

(4)	TSR determined in Column (h) is based on the value of an initial fixed investment of $100 in LITE as of June 28, 2020. TSR determined in Column (i) is based on the value of an initial fixed investment of $100 in the NASDAQ 100 Technology Sector Index as of June 28, 2020.
(5)	The dollar amounts in Column (j) are LITE’s GAAP Net Income for each fiscal year (in millions).
(6)	Lumentum’s selected Revenue as their Company Selected Measure, which is the most important financial measure that links company performance with Compensation Actually Paid. Dollar amounts in Column (k) are LITE’s GAAP Revenue for each fiscal year (in millions).

Relationship Between Compensation Actually Paid and Performance Measures

The graphs below illustrate the relationship between compensation actually paid to our PEO, former PEO, and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and Peer Group TSR, (ii) our net income, and (iii) our Revenue, in each case, for the fiscal years 2021 through 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Lumentum Holdings Inc. CAP vs TSR

74	2025 Proxy Statement

Back to Contents
Lumentum Holdings Inc. CAP vs Net Income

Lumentum Holdings Inc. CAP vs Revenue ($M)

Performance Measures

A mix of performance measures are used in order to align executive pay with Company performance. As required by SEC rules, the performance measures identified as the most important for NEOs’ 2025 compensation decisions are listed in the table below, each of which is described in more detail in the CD&A.

Most Important Performance Measures Driving Compensation Actually Paid
Revenue
Operating Income
Product and Sustainability Goals

75

Back to Contents

Mr. Hurlston’s Offer Letter

We entered into an offer of employment with Mr. Hurlston dated January 28, 2025 (the “Hurlston Offer Letter”). Pursuant to the Hurlston Offer Letter, we will pay Mr. Hurlston an annual base salary of $900,000, and an Annual Incentive Plan bonus based on a target opportunity of 130% of his base salary for each fiscal year that he is employed with us, provided that his annual bonus for fiscal year 2025 will be prorated for his days of employment during that year.

Under the Hurlston Offer Letter, we provided Mr. Hurlston with a cash sign-on bonus of $2,000,000, necessary to offset compensation not received from his previous employer. If prior to February 7, 2027, Mr. Hurlston voluntarily terminates his employment for any reason or no reason, or his employment is terminated by us for “Cause” as defined in the Hurlston Offer Letter, he will be required to repay up to 50% of the gross amount of the signing bonus, prorated based on the number of days in the two-year period following his termination date.

Beginning in fiscal year 2026, Mr. Hurlston is eligible for annual long-term incentive awards with a target opportunity of $10 million.

In addition, effective as of his start date, as an inducement material to him entering into employment with us and necessary to recruit him, Mr. Hurlston was granted equity awards as follows:

•	RSUs with a grant date value of $9 million, necessary to offset compensation forfeited at his previous employer, that will vest as to 1/3 of the award on the one year anniversary of the grant date and as to the remaining 2/3 of the award in substantially equal quarterly installments over the subsequent eight calendar quarters, subject to Mr. Hurlston remaining employed with us through the relevant vesting date;
•	RSUs and PSUs on the same terms as the grants made to our executive officers for the fiscal years 2025 – 2027 performance period, with a grant date value of $2 million, with approximately 50% of the value allocated to PSUs and 50% allocated to time-based RSUs that will vest beginning on the one-year anniversary of the grant date and quarterly thereafter, provided that all unvested shares will vest at the same time as the date on which the time-based RSUs granted to the management team under the same fiscal years 2025 – 2027 program vest;
•	rTSR PSUs with a value of $14 million that vest based on our total stockholder return (“TSR”) performance as compared to the S&P 500 Information Technology (Sector) Index (the “Index”) over the four-year period beginning on the first trading day following the grant. The number of shares subject to each of these equity awards will be calculated by dividing the dollar value by the average of the volume weighted average trading price of our common stock during the 60 days preceding the grant date.

The sign-on bonus as well as the Initial Time-Based RSUs and the rTSR PSUs were intended to compensate Mr. Hurlston for compensation foregone at his prior employer and to motivate strong performance.

The rTSR PSUs are eligible to vest over a four-year period beginning on the date of grant, based on the TSR performance of our common stock compared to the TSR of the Index, taking into account the value of the shares or the Index as of a given date by the average closing price over the 90 consecutive trading days ending on the last trading day prior to such date, with payments established based on achievement as set forth in the description above. The rTSR PSUs vest only if the TSR performance of our common stock exceeds the TSR of the Index. The four-year measurement period is designed to reward Mr. Hurlston only if we achieve sustained growth in stock price.

For more information on the terms of those awards, please see the section titled “Fiscal Year 2025 Equity Awards for Mr. Hurlston” above.

The Hurlston Offer Letter also provides that Mr. Hurlston will be eligible to participate in our Amended and Restated Change in Control and Severance Benefits Plan (the “Lumentum CIC Plan”), as described in “2015 Change in Control and Severance Benefits Plan, as amended” below, subject to certain enhancements provided in the Hurlston Offer Letter. Specifically, these enhancements provide that, in the event of a termination of Mr. Hurlston’s employment outside the Coverage Period (as defined in the Lumentum CIC Plan) for a Change in Control by us without Cause (as defined in the Lumentum CIC Plan) or by Mr. Hurlston for Good Reason (as described below), Mr. Hurlston will be entitled to receive (i) severance payments equal to 200% of his annual base salary and 200% of his target annual bonus, (ii) accelerated vesting of 100% of the Initial Time-Based RSU, and (iii) accelerated vesting of the other time-based equity awards that would have vested over the 12-month period following the termination date and (iv) payment or reimbursement of COBRA benefits for up to 18 months. The Hurlston Offer Letter also provides that the definition of “Good Reason” will have the meaning set forth in the Lumentum CIC Plan, but will also include the failure of a successor entity to provide the enhanced severance provisions provided for in the Hurlston Offer Letter as they exist at the time of succession.

76	2025 Proxy Statement

Back to Contents

Mr. Lowe’s Transition Agreement

In connection with the CEO transition, we entered into a transition agreement with Mr. Lowe dated February 2, 2025 (the “Lowe Transition Agreement”). The goal of this agreement was to ensure a smooth, uninterrupted transition for the company between Mr. Lowe and Mr. Hurlston, ensuring that the company maintained business performance and could complete in-flight negotiations with key customers. While significant, the Board believes that this transition agreement was in stockholders’ best interests and has demonstrated concrete results, resulting in stockholders being rewarded with strong financial and stock performance.

In this agreement, we agreed to provide for vesting of certain outstanding RSUs and PSUs held by Mr. Lowe, and Mr. Lowe has agreed to continue in a role as a part-time advisor through December 15, 2025. This allowed for a seamless transition for our business, employees, and stockholders. Crucially, this arrangement helped complete negotiations and establish a key, on-going partnership with Nvidia, as well as stabilizing and ensuring continuity in other key relationships, avoid unwanted attrition in our executive team, and provided the company with a standard release of claims. The new Nvidia relationship and other deals were particularly significant, as they align Lumentum with a trend of fast-growing investment in infrastructure for cloud and AI applications and stand to materially boost our relevance, influence, and growth in the AI-driven datacenter space.

Under the Lowe Transition Agreement, Mr. Lowe resigned from all officer positions with Lumentum and its subsidiaries effective as of end of day on February 6, 2025, except for his position as a member of the Board, which continued until June 30, 2025. Following this resignation, Mr. Lowe transitioned on February 20, 2025 to a role as a part-time employee advisor for a transition period that continues through the filing of this proxy statement and may extend up to December 15, 2025.

In connection with this transition, Mr. Lowe received a lump sum cash severance payment equal to $3,200,000 representing 200% of his base annual salary and 100% of his target annual bonus. In addition, all of Mr. Lowe’s outstanding and unvested time based RSUs immediately vested as to the number of units that would have vested based on Mr. Lowe’s continuous active service for the 12-month period immediately following this transition, and all PSUs granted to Mr. Lowe for the fiscal year 2023 to fiscal year 2025 performance period immediately vested at target levels.

During his transition period from February 20, 2025 to December 15, 2025, Mr. Lowe:

•	is receiving a salary at an annual rate of approximately $85,000;
•	continues to participate in our Annual Incentive Plan for fiscal year 2025 with his target opportunity fixed based on his salary in effect prior to the transition, which will be paid out to the extent earned in August 2025, with cash paid for any attainment over target; and
•	continues to vest in his RSUs and PSUs that remain outstanding and unvested following the acceleration described above.

If Mr. Lowe remains in service through the end of the transition period or is earlier terminated by us without Cause (including due to disability) or due to Mr. Lowe’s death, then, subject to Mr. Lowe (or his beneficiary or estate) entering into and not revoking a Separation Agreement and Release in the form attached to the Transition Agreement (the “Separation Agreement”):

•	all RSUs that remain outstanding and unvested as of immediately prior to his end date will vest as to 100% of the units covered thereby;
•	all PSUs granted for the fiscal years 2024 – 2026 performance period and the fiscal years 2025 – 2027 performance period will vest as if all performance goals were achieved at target, and
•	Mr. Lowe will remain eligible to receive any amounts payable (in cash or shares) under our Annual Incentive Plan for fiscal year 2025 notwithstanding whether this termination occurs before the payment date under that plan in August 2025.

Pursuant to the Transition Agreement, Mr. Lowe has agreed to release us and our affiliates from certain claims and has agreed to a non-defamation covenant, subject to certain limitations as set forth in the Transition Agreement.

77

Back to Contents

2015 Change in Control and Severance Benefits Plan, as amended

In April 2015, the board of directors of JDSU approved the Lumentum 2015 Change in Control and Severance Benefits Plan (the “Lumentum CIC Plan”), which was last amended by the Lumentum Compensation Committee in August 2023. Pursuant to the plan, participants, including the NEOs, will receive cash payments, COBRA reimbursements, and accelerated vesting of options, restricted stock units, performance-based equity awards and other securities under the following circumstances. Mr. Lowe’s severance and transition arrangements are set forth in the Lowe Transition Agreement described above. Mr. Hurlston is a participant in the Lumentum CIC Plan, as modified by the terms of the Hurlston Offer Letter as described above.

In the event a participant’s employment is terminated without “cause” (as defined in the Lumentum CIC Plan) or the participant resigns for “good reason” (as defined in the Lumentum CIC Plan), in either case, occurring outside the date beginning on the public announcement by Lumentum of an intent to consummate a change in control of Lumentum and ending 12 months following the consummation of the change in control (such period, the “Coverage Period”), the participant will be entitled to receive from the Company (subject to the executive signing and not revoking a release of claims that becomes effective in accordance with the Lumentum CIC Plan):

A.	accelerated vesting of unvested Lumentum time-based equity awards held at the time of termination as to the number of shares that otherwise would vest over the nine-month period following the termination date;
B.	acceleration of performance-based equity awards (other than with respect to equity based awards issued in connection with the Company’s annual incentive plan) as follows:
•	if a participant’s termination date occurs before the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting as to the product of (i) the target number of units or shares subject to such portion of the performance-based equity award, as applicable, multiplied by (ii) the quotient derived from the number of full months the participant remained in continuous service from the beginning of the performance period through termination date, over the total months from the beginning of the performance period through the end of the applicable vesting period for such portion, plus
•	if a participant’s termination date occurs on or after the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting as to the number of units or shares subject to such portion of the performance-based equity award, as applicable, which have been earned, but not yet vested as of the termination date (or in the event that the determination of the achievement for such completed performance period has not yet been approved by the compensation committee as of the termination date, then the number of units or shares subject to such earned award that will be earned as of the date the compensation committee determines the achievement of the performance objective for such performance period);

C.	a lump sum payment (less applicable tax and other withholdings) equal to 100% of the participant’s annual base salary as of the termination date plus 100% of the greater of the participant’s target annual bonus for the year in which employment terminated or the mean average of the participant’s annual bonuses paid in the 3 years preceding the year in which employment was terminated; and
D.	reimbursement of COBRA premiums for the lesser of 12 months or the maximum allowable COBRA period.

In the event of a qualifying termination (as defined below), each of the participants will be entitled to receive:

A.	accelerated vesting of outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for completed performance periods and at 100% of the target achievement level for uncompleted performance periods) (effective as of the later of the date of termination or the date of the consummation of the change in control);
B.	a lump sum payment (less applicable tax and other withholdings) equal to two years’ base salary plus 200% of the greater of the participant’s target annual bonus for the year in which employment terminated or the mean average of the participant’s annual bonuses paid in the 3 years preceding the year in which employment was terminated; and
C.	reimbursement of COBRA premiums for the lesser of 18 months or the maximum allowable COBRA period.

A qualifying termination under the Lumentum CIC Plan is (i) any involuntary termination without cause or resignation for good reason during the Coverage Period, or (ii) any termination due to disability or death occurring within 12 months following a change in control of Lumentum.

A change in control of Lumentum includes the acquisition by any person of more than 50% of the fair market value or voting power of outstanding Lumentum voting stock, a merger of Lumentum unless the Lumentum stockholders retain more than 50% of the voting power of the securities of the surviving entity and the Lumentum directors constitute a majority of the surviving entity’s board of directors, or a sale of substantially all of the assets of Lumentum.

In the event a participant’s employment is terminated due to death or disability outside of a change in control period, (subject to the executive, or their successor, signing and not revoking a release of claims that becomes effective in accordance with the agreement), the participant will receive vesting acceleration of 100% of outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for which the applicable performance period has been completed, or at 100% of target achievement level for performance periods that are not completed).

A participant is any participant designed by the Compensation Committee of the Board. An eligible executive is any individual employed by Company or any of its subsidiaries in the United States or Canada and on a United States or Canada payroll who is at or above the Senior Vice President level.

The Lumentum CIC Plan is administered by the Compensation Committee of our board of directors.

78	2025 Proxy Statement

Back to Contents

Potential Payments upon a Termination or Change in Control

The following table describes potential payments and benefits that would have been received or receivable by each NEO if employment had been terminated under various circumstances on June 28, 2025, the last day of our most recent fiscal year, under the Lumentum CIC Plan as amended in August 2023, and as modified by the Hurlston Offer Letter with respect to Mr. Hurlston. Mr. Lowe’s payments and benefits are set forth below and reflect the terms of the Lowe Transition Agreement as described above. Except as otherwise noted, the value of accelerated equity is based on a price per share of $94.75, the closing stock price on June 27, 2025, the last trading day of our most recent fiscal year.

			Before Change in Control	Within Change in Control Period
Name	Benefit	Termination upon Death or Disability outside Change in Control Period ($)	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason ($)
Michael Hurlston	Salary		1,800,000	1,800,000
	AIP(1)		2,340,000	2,340,000
	Equity Awards	27,289,042	10,354,659	27,289,042
	COBRA		35,138	52,707
	Total	27,289,042	14,529,797	31,481,749
Wajid Ali	Salary		556,000	1,112,000
	AIP(1)		500,400	1,000,800
	Equity Awards	11,731,945	6,950,355	11,731,945
	COBRA		25,375	38,063
	Total	11,731,945	8,032,130	13,882,808
Jae Kim	Salary		450,000	900,000
	AIP(1)		337,500	675,000
	Equity Awards	5,538,801	1,946,323	5,733,702
	COBRA		35,138	52,707
	Total	5,538,801	2,768,961	7,166,508
Vincent Retort	Salary		556,000	1,112,000
	AIP(1)		556,000	1,112,000
	Equity Awards	14,078,429	7,479,337	14,078,429
	COBRA		25,437	38,155
	Total	14,078,429	8,616,774	16,340,584
Wupen Yuen	Salary		504,000	1,008,000
	AIP(1)		504,000	1,008,000
	Equity Awards	12,681,530	6,388,898	11,808,124
	COBRA		39	58
	Total	12,681,530	7,396,936	13,824,182

(1)	The AIP is comprised of PSUs for amounts up to target with cash paid for amounts above target in 2025. The value of the AIP above is calculated at target.

79

Back to Contents
Name	Benefit		$
Alan Lowe		Transition Agreement(1)
	Cash Severance		3,200,000
	AIP		2,034,014
	Equity Awards		14,015,225
	Total		19,249,239
		Separation Agreement(2)
	Salary continuation		70,000
	Equity Awards		23,824,224
	Total		23,894,224
(1)	Mr. Lowe’s benefits reflect the benefits to which Mr. Lowe became entitled pursuant to the Lowe Transition Agreement as of February 6, 2025, the last date of his employment as Chief Executive Officer. Pursuant to the terms of the Lowe Transition Agreement, Mr. Lowe was entitled to continue to participate in the 2025 AIP which would be paid out to the extent earned in August 2025. The AIP is comprised of PSUs for amounts up to target with cash paid for amounts above target in 2025. The value of the AIP above is calculated based on actual achievement. The value of accelerated equity under the Transition Agreement is based on the stock price of $92.67, the closing price of our common stock on February 6, 2025.
(2)	Pursuant to the Separation Agreement, Mr. Lowe is entitled to a pro rata annual salary of $85,000 (equal to $70,000 for the term of the Separation Agreement), continued vesting of time- based equity awards and acceleration of certain PSUs if he continues to provide services through December 15, 2025. If Mr. Lowe is earlier terminated by Lumentum without cause (including due to disability) or due to Mr. Lowe’s death, he would be entitled to 100% acceleration of all remaining time-based awards and the PSUs subject to the Separation Agreement. The salary component would cease. Consistent with the assumption of a termination of employment as of the last day of the fiscal year, the value of accelerated equity under the Transition Agreement is based on the stock price of $94.75, the closing price of our common stock on June 27, 2025, the last trading day of our most recent fiscal year.

Equity Compensation Plan Information

The following table sets forth information about shares of Lumentum’s common stock that may be issued under Lumentum’s equity compensation plans, including compensation plans that were not approved by Lumentum’s stockholders, if any. Information in the table is as of June 28, 2025.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	3,429,806	0	2,210,613
Equity compensation plans not approved by security holders(3)	1,326,169	7.96	469,882
TOTAL	4,755,975	–	2,680,495
(1)	As of June 28, 2025, there were 48,086 shares of our common stock RSU awards under the following plans, which were assumed in connection with our acquisition of NeoPhotonics: the NeoPhotonics Corporation 2020 Equity Incentive Plan, the NeoPhotonics Corporation 2010 Equity Incentive Plan and the NeoPhotonics Corporation 2011 Inducement Award Plan.
No further grants may be made under any of these plans.
(2)	Includes our 2015 Plan. As of June 28, 2025, there were no options or RSAs outstanding under the 2015 Plan. There is no exercise price for RSUs.
(3)	On November 28, 2023 we adopted and assumed the Cloud Light Share Option Scheme (the “Cloud Light Scheme”) in connection with the Cloud Light acquisition and we have reserved a total of 1.5 million shares of common stock for issuance thereunder, of which stock options covering 1.15 million shares were granted at the Cloud Light Closing date. As of June 28, 2025, there were 649,708 options and 241,568 shares subject to RSUs outstanding under the Cloud Light Share Option Scheme. In February 2025, our board of directors approved the 2025 Inducement Equity Incentive Plan (the “Inducement Plan”) in accordance with Listing Rule 5625(c)(4) of the corporate governance rules of the Nasdaq Stock Market. As of June 28, 2025 there were no options or RSAs outstanding under the Inducement Plan. There is no exercise price for RSUs.
The purposes of the Cloud Light Scheme are to attract and retain the best available personnel, to provide additional incentive to employees, directors, consultants and advisers of Lumentum and our subsidiaries and to promote the success of the business of Lumentum and our subsidiaries. Following the Cloud Light acquisition, the Cloud Light Scheme provides for awards of non-statutory stock options and restricted stock units with respect to Lumentum’s common stock, which may be made to employees, directors, consultants and advisors of Lumentum and its subsidiaries who were not service providers of Lumentum or its subsidiaries prior to the Cloud Light acquisition.
The Inducement Plan has substantially the same terms as the 2015 Plan and was approved for the purpose of granting awards to new hires, including our new CEO.

80	2025 Proxy Statement

Back to Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reports the number of shares of our common stock beneficially owned as of August 29, 2025 by (i) all persons who are known to us to be beneficial owners of five percent or more of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and named executive officers as a group. We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or exercisable within 60 days of August 29, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 70,843,924 shares of our common stock outstanding as of August 29, 2025. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131.

Name and Address of Beneficial Owner		Number of Shares Beneficially Owned
5% or more Stockholders	Number	Percentage
The Vanguard Group(1)	7,196,087	10.2%
FMR LLC(2)	6,947,252	9.8%
BlackRock Inc.(3)	6,234,351	8.8%
Capital World Investors(4)	5,739,568	8.1%
Invesco Ltd.(5)	3,949,194	5.6%
Directors and Named Executive Officers
Michael E. Hurlston	–	*
Harold L. Covert	–	*
Pamela F. Fletcher	6,575	*
Isaac H. Harris	13,651	*
Penelope A. Herscher	45,688	*
Julia S. Johnson	18,724	*
Brian J. Lillie	21,314	*
Paul R. Lundstrom	–	*
Ian S. Small	24,866	*
Wajid Ali	9,755	*
Jae Kim	1,294	*
Vincent Retort	46,857	*
Wupen Yuen	23,638	*
Alan S. Lowe	95,571	*
All directors and executive officers as a group (14 persons)	307,933	*
*	indicates ownership of less than 1% of our common stock.
(1)	Based solely on a Schedule 13G/A filing by The Vanguard Group dated February 13, 2024, reporting shared voting power over 25,331 shares, sole dispositive power over 7,100,370 shares, and shared dispositive power over 95,717 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)	Based solely on a Schedule 13G/A filing by FMR LLC dated August 6, 2025, reporting that FMR LLC has sole voting power with respect to 6,859,925 shares and sole dispositive power over 6,947,252 shares and Abigail P. Johnson has sole dispositive power over 6,947,252 shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(3)	Based solely on a Schedule 13G/A filing by Blackrock Inc. dated January 24, 2024, reporting sole voting power over 6,075,411 shares and sole dispositive power over 6,234,351 shares. The address for Blackrock Inc. is 50 Hudson Yards, New York, NY 10001.
(4)	Based solely on a Schedule 13G/A filing by Capital World Investors, a division of Capital Research and Management Company and its investment management subsidiaries and affiliates, dated August 13, 2025, reporting sole voting power and sole dispositive power over 5,739,568 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(5)	Based solely on a Schedule 13G/A filing by Invesco Ltd. dated May 9, 2025, reporting sole voting power over 3,917,385 shares and sole dispositive power over 3,949,194 shares. The address for Invesco Ltd. is 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309.

81

Back to Contents

RELATED PERSON TRANSACTIONS

There were no transactions, nor are there any currently proposed transactions or series of similar transactions, since the beginning of our last fiscal year, to which we were, or are to be, a participant, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of such individuals, had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for reviewing and approving or ratifying related party transactions. We have a formal written policy providing that a related party transaction is any transaction between us and an executive officer, director, nominee for director, beneficial owner of more than 5% of any class of our capital stock, or any member of the immediate family of any of the foregoing persons, in which such party has a direct or indirect material interest and the aggregate amount involved exceeds $120,000. In reviewing any related party transaction, our Audit Committee is to consider the relevant facts and circumstances available to our Audit Committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Our Audit Committee has determined that certain transactions will be deemed to be pre-approved by our Audit Committee, including certain executive officer and director compensation, transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares and the aggregate amount involved does not exceed the greater of $200,000 or 2% of the company’s total revenues, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally. If advance approval of a transaction is not feasible, the chair of our Audit Committee may approve the transaction and the transaction may be ratified by our Audit Committee in accordance with our formal written policy.

82	2025 Proxy Statement

Back to Contents

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and holders who beneficially own greater than 10% of our common stock, to file certain reports of securities ownership and changes in such ownership with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to report any known failure to file by these dates in this Proxy Statement.

To the Company’s knowledge, based solely on a review of the copies of the reports filed with the SEC and on written representations from certain reporting persons that no other reports were filed, we believe all filings required by our officers, directors, and person s who own more than 10% of our outstanding common stock were timely filed for the fiscal year ended June 28, 2025 through the date of this Proxy Statement, except for the following:

•	Due to administrative error the Forms 4 for Alan Lowe, Wajid Ali, Jae Kim, Vincent Retort, Matthew Sepe and Wupen Yuen, reporting equity grants made on August 21, 2024, that should have been filed by August 23, 2024 were filed on August 30, 2024.

Note About Forward-Looking Statements

Various statements in this Proxy Statement, including estimates, projections, objectives and expected results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are generally identified by the words “believe,” “expect,” “anticipate,” “intend,” “opportunity,” “plan,” “project,” “will,” “should,” “could,” “would,” “likely” and similar expressions and include statements about our strategies, markets, business and opportunities. Forward-looking statements are based on current assumptions that are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements, including the risks and uncertainties discussed in Item 1A – Risk Factors of the Form 10-K for the fiscal year ended June 28, 2025 included in the Annual Report provided with our proxy materials as well as our other filings with the Securities and Exchange Commission. We undertake no obligation to update, or revise publicly, any forward-looking statements.

References to our website in this Proxy Statement are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement.

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended June 28, 2025 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our Annual Report are posted on our website at www.lumentum.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Lumentum Holdings Inc., Attention: Investor Relations, 1001 Ridder Park Drive, San Jose, California 95131.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Jose, California October 7, 2025

83

Back to Contents

APPENDIX A

Lumentum Holdings, Inc.
2025 Equity Incentive Plan

1.	Establishment and Purpose of the Plan. The Lumentum Holdings, Inc. 2025 Equity Incentive Plan was adopted effective as of November 19, 2025. The Plan replaces the Company’s Amended and Restated 2015 Equity Incentive Plan (the “Prior Plan”) and the Amended and Restated Share Option Scheme of Cloud Light Optoelectronics Limited (the “Cloud Light Scheme”). The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance.
2.	Definitions. As used herein, the following definitions shall apply:
	(a)	“Administrator” means the Board or any of the Committees appointed to administer the Plan.
	(b)	“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
	(c)	“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
	(d)	“Assumed” means that pursuant to a Change in Control either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Change in Control with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which preserves the compensation element of the Award existing at the time of the Change in Control as determined in accordance with the instruments evidencing the agreement to assume the Award.
	(e)	“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, or other right or benefit under the Plan.
	(f)	“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
	(g)	“Board” means the Board of Directors of the Company.
	(h)	“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Active Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) gross negligence, willful misconduct or dishonesty in the performance of such Grantee’s duties to the Company or a Related Entity; (ii) material and willful violation of any federal or state law that, if made public, would injure the business or reputation of the Company or a Related Entity; (iii) refusal or willful failure to comply with any specific lawful direction or order of the Company or a Related Entity or the material policies and procedures of the Company or a Related Entity, including but not limited to the Code of Business Conduct and Insider Trading Policy of the Company or Related Entity, as well as any obligations concerning proprietary rights and confidential information of the Company or Related Entity; (iv) conviction (including a plea of nolo contendere) of a felony, or of a misdemeanor involving dishonesty, breach of trust, or physical or emotional harm to any person; (v) substantial and continuing willful refusal to perform such Grantee’s duties; or (vi) material breach of any agreement with the Company or a Related Entity.
	(i)	“Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, or a transaction in which both (A) securities representing more than fifty percent (50%) of the total combined voting power of the surviving entity are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934), directly or indirectly, immediately after such merger or consolidation by persons who beneficially owned Company common stock immediately prior to such merger or consolidation and (B) the members of Company’s Board of Directors immediately prior to the transaction (the “Existing Board”) constitute a majority of the Board of Directors of the surviving entity or its parent entity immediately after such merger or consolidation;
(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than a sale, transfer or other disposition to one or more subsidiaries of Company);
(iii) any reverse merger in which Company is the surviving entity but in which either (A) persons who beneficially owned, directly or indirectly, Company common stock immediately prior to such reverse merger do not retain immediately after such reverse merger direct or indirect beneficial ownership of securities representing more than fifty percent (50%) of the total combined voting power of Company’s outstanding securities or (B) the members of the Existing Board do not constitute a majority of the Board of Directors of the Company’s parent entity immediately after such reverse merger;

A-1	2025 Proxy Statement

Back to Contents
(iv)	a change in the composition of the Board over a period of eighteen (18) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;
(v)	the complete liquidation or dissolution of the Company; or
(vi)	the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to Company’s stockholders, open market purchases or any other transaction or series of transactions, of stock of Company that, together with stock of Company held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the then outstanding stock of Company entitled to vote generally in the election of the members of the Board; but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Change in Control.

Notwithstanding the foregoing, to the extent that any amount constituting nonqualified deferred compensation within the meaning of Section 409A (including any applicable final, proposed or temporary regulations and other administrative guidance promulgated thereunder) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of Company or a change in the ownership of a substantial portion of the assets of Company within the meaning of Section 409A of the Code.

(j)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(k)	“Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan or to which authority to administer the Plan is delegated.
(l)	“Common Stock” means the common stock of the Company.
(m)	“Company” means Lumentum Holdings Inc., a Delaware corporation.
(n)	“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who (a) is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity and (b) does not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act; provided, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(o)	“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least eighteen (18) months or (ii) have been Board members for less than eighteen (18) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
(p)	“Continuous Active Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Active Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Active Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.
(q)	“Director” means a member of the Board or the board of directors of any Related Entity.
(r)	“Disability” means a disability as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the foregoing, Section 409A Deferred Compensation payable pursuant to the Plan on account of the Disability of a Grantee shall be paid only if and when such Grantee has become disabled within the meaning of Section 409A.
(s)	“Dividend Equivalent Right” means a right entitling the Grantee to compensation or to a credit for the account of such Grantee measured by cash dividends paid with respect to Common Stock. Each Dividend Equivalent Right will be subject to the same terms and conditions, including vesting conditions, as the Award to which it relates and shall not be paid or settled prior to the time that the underlying Award vests.

A-2

Back to Contents
(t)	“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(u)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(v)	“Fair Market Value” means, as of any date, the value of one share of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sale price of a Share as quoted on such exchange or system on the date of determination (or, if no closing sale price was reported on that date, on the last trading date such closing sale price was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, provided that, if applicable, the Fair Market Value of a Share shall be determined in a manner that complies with Section 409A; or
(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
(w)	“Full Value Award” means the grant of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares under the Plan with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant.
(x)	“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(y)	“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
(z)	“Incentive Stock Option” means an Option intended to qualify, and which does qualify, as an incentive stock option within the meaning of Section 422 of the Code.
(aa)	“Non-Qualified Stock Option” means an Option not intended to qualify, or which does not qualify, as an Incentive Stock Option.
(bb)	“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(cc)	“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
(dd)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ee)	“Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.
(ff)	“Performance Units” means an Award which may be earned in whole or in part based upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
(gg)	“Plan” means this 2025 Equity Incentive Plan, as may be amended from time to time.
(hh)	“Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.
(ii)	“Replaced” means that pursuant to a Change in Control the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
(jj)	“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

A-3	2025 Proxy Statement

Back to Contents
(kk)	“Restricted Stock Unit” means a grant of a right to receive in cash or stock, as established by the Administrator, the market value of one Share.
(ll)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(mm)	“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
(nn)	“Section 409A” means Section 409A of the Code.
(oo)	“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(pp)	“Share” means a share of the Common Stock.
(qq)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.	Shares Subject to the Plan.
(a)	Maximum Number of Shares Issuable. Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is the sum of (i) three million one hundred eighty-seven thousand four hundred seventy-three (3,187,473) Shares, plus (ii) any Shares subject to awards granted under the Prior Plan or the Cloud Light Scheme (or portions thereof), that, on or after the Effective Date, are forfeited, canceled or expire (whether voluntarily or involuntarily) or settled in cash, plus (iii) any Shares that actually have been issued under the Prior Plan or Cloud Light Scheme pursuant to an Award that are forfeited, or repurchased by the Company as unvested, for an amount not greater than their original purchase price; provided, however, the maximum number of Shares to be added to the Plan pursuant to the preceding clauses (ii) and (iii) shall not in the aggregate exceed three million nine hundred twelve thousand seven hundred forty-two (3,912,742). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.
(b)	Share Counting. Any Shares subject to an Award will be counted against the numerical limits of this Section 3 as one (1) Share for every Share subject thereto. Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) or settled in cash shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company for an amount not greater than their original purchase price, such Shares shall become available for future grant under the Plan. With respect to Options and SARs that are exercised, the gross number of Shares subject to the Award will cease to be available under the Plan (whether or not the Award is net settled for a lesser number of Shares, or if Shares are utilized to exercise such an Award). In addition, if Shares are withheld to pay any withholding taxes applicable to an Award (or portion thereof), then the gross number of Shares subject to such Award (or portion thereof) will cease to be available under the Plan.
(c)	Assumption or Replacement of Awards. The Administrator may, without affecting the number of Shares reserved or available for issuance hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.
4.	Administration of the Plan.
(a)	Plan Administrator.
(i)	Authority of Administrator. The Plan shall be administered by the Administrator. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Administrator, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Administrator in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
(ii)	Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(iii)	Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and exercise other administrative authority with respect to such Awards, in each case to the extent permitted by the Applicable Laws, and the Board may limit such authority as the Board determines from time to time.

A-4

Back to Contents
	(iv)	Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
(b)	Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
	(i)	to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
	(ii)	to determine whether and to what extent Awards are granted hereunder;
	(iii)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
	(iv)	to approve forms of Award Agreements for use under the Plan;
	(v)	to determine the terms and conditions of any Award granted hereunder including, for the avoidance of doubt, the ability to determine that an award may continue to vest after the termination of a Grantee’s Continuous Active Service and to establish the requirements for the continuation of vesting;
	(vi)	to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would have a materially adverse effect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;
	(vii)	to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;
	(viii)	to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and
	(ix)	to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
(c)	Option or SAR Repricing. The Administrator shall not approve a program providing for either (i) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a Share (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (ii) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section 4(c) shall not be construed to apply to (x) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (y) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (z) an adjustment pursuant to Section 10.
(d)	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to handle and defend the same.
5.	Eligibility.
(a)	Persons Eligible for Awards. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
(b)	Participation in the Plan. Awards are granted solely at the discretion of the Administrator. Eligibility to be granted an Award shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.
6.	Terms and Conditions of Awards.
(a)	Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

A-5	2025 Proxy Statement

Back to Contents
(b)	Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.
(c)	Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria established by the Administrator. Partial achievement of any specified performance criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(d)	Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(e)	Deferral of Award Payment. Consistent with the requirements of Section 409A, if applicable, and other Applicable Laws, the Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(f)	Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(g)	Limitations on Awards.
(i) Annual Limits. The maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company shall be 1,000,000 Shares. In connection with a Grantee’s (i) commencement of Continuous Active Service or (ii) first promotion in any fiscal year of the Company, a Grantee may be granted Awards for up to an additional 1,000,000 Shares, which shall not count against the limit set forth in the preceding sentence of this subsection 6(g)(i). The foregoing limitations shall not apply to any Awards issued to Directors who are not also Employees; instead the limitations under Section 6(g)(ii) shall apply to such Directors. In addition, the foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. If any Awards are canceled, the canceled Awards shall continue to count against the maximum number of Shares or dollar amount with respect to which Awards may be granted to the Grantee. If the vesting or receipt of Shares under the Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to the Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).
(ii) Nonemployee Director Compensation Limits. No Director who is not also an Employee shall be granted within any fiscal year of the Company one or more equity awards (including Awards pursuant to the Plan) (the value of which will be based on the Fair Market Value determined on the last trading day immediately preceding the date on which the applicable Award is granted to such Director) and be provided any other compensation (including without limitation any cash retainers or fees) which in the aggregate have a value in excess of $750,000. Any equity awards (including Awards granted under the Plan) or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than a Director, will be excluded for purposes of this section. Further, any equity awards (including Awards granted under the Plan) granted as a correction of a failure to grant an award for a prior year or years will be counted against such prior year or years and not against the year in which such awards are granted (and the value of any such corrective award will be based on the Fair Market Value determined on the last trading day immediately preceding the date on which the award was intended to be granted to such Director).
(iii) Minimum Vesting. Except with respect to five percent (5%) of the maximum number of Shares issuable under the Plan pursuant to Section 3(a), no Award shall vest earlier than one year following the date of grant of such Award; provided, however, that (A) such limitation shall not preclude the acceleration of vesting of such Award upon the death, disability, or involuntary termination of Service of the Grantee or in connection with a Change in Control, as determined by the Administrator in its discretion, and (B) such limitation shall not apply to awards granted to non-employee Directors that vest on the earlier of (x) the day of or the day prior to the next annual meeting of stockholders of the Company, and (y) the one-year anniversary of the grant date of such Award.

A-6

Back to Contents
(iv) Dividends, Dividend Equivalents, and Other Distributions. No dividends, Dividend Equivalents, or other distributions shall be paid with respect to any Shares underlying any unvested portion of an Award.
(h)	Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(i)	Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option or SAR shall be no more than eight (8) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Subject to the foregoing, unless otherwise specified by the Administrator in the grant of an Option or SAR, each Option and SAR shall terminate eight (8) years after the date of grant of such Award, unless earlier terminated in accordance with its provisions.
(j)	Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing but subject to Applicable Laws and local procedures, the Grantee may designate a beneficiary of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
(k)	Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such later date as is determined by the Administrator.
7.	Award Exercise or Purchase Price, Consideration and Taxes.
(a)	Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
	(i)	In the case of an Incentive Stock Option:
		(A)	granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
		(B)	granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
	(ii)	In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
	(iii)	In the case of a SAR, the base amount on which the stock appreciation is calculated shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
	(iv)	In the case of other Awards, such price as is determined by the Administrator.
	(v)	Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
(b)	Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
	(i)	cash;
	(ii)	check;
	(iii)	surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for such period, if any, as required by the Company to avoid adverse accounting treatment;
	(iv)	with respect to Options, by delivery of a properly executed exercise notice followed by a procedure pursuant to which (A) the Company will reduce the number of Shares otherwise issuable to the Grantee upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the Shares with respect to which the Option is exercised, and (B) the Grantee shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued;

A-7	2025 Proxy Statement

Back to Contents
	(v)	with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
	(vi)	any combination of the foregoing methods of payment.
(c)	Taxes.
	(i)	Tax Withholding in General. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax (including social insurance) withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company or Related Entity employing the Grantee shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.
	(ii)	Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to a Grantee upon the exercise or settlement of an Award, or to accept from the Grantee the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company or Related Entity employing the Grantee. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Grantee to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the Shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of the Company or Related Entity employing the Grantee and to remit an amount equal to such tax withholding obligations to such employer in cash.
8.	Exercise of Award.
(a)	Procedure for Exercise.
	(i)	Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement; provided however, that no Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option or SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).
	(ii)	An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).
(b)	Exercise of Award Following Termination of Continuous Active Service.
	(i)	An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Active Service only to the extent provided in the Award Agreement.
	(ii)	Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Active Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
	(iii)	Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Active Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.
9.	Conditions Upon Issuance of Shares.
(a)	Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)	As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

A-8

Back to Contents
10.	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company set forth in Section 6(g)(i), and in the exercise or purchase price per Share under any outstanding Award in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. The Administrator in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of performance criteria and performance periods. The adjustments determined by the Administrator pursuant to this Section shall be final, binding and conclusive.
11.	Change in Control.
	(a)	Termination of Award to Extent Not Assumed in Change in Control. Effective upon the consummation of a Change in Control, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Change in Control.
	(b)	Acceleration of Award Upon Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Change in Control.
	(c)	Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option the exercisability of which is accelerated under this Section 11 in connection with a Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.
12.	Compliance with Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A, as determined by the Administrator in good faith, to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with any Award that may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A. In connection with effecting such compliance with Section 409A, the following shall apply:
	(a)	Notwithstanding anything to the contrary in the Plan, to the extent required to avoid tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan on account of, and during the six (6) month period immediately following, the Grantee’s termination of Continuous Active Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s “separation from service” within the meaning of Section 409A (or the Grantee’s death, if earlier).
	(b)	Neither any Grantee nor the Company shall take any action to accelerate or delay the payment of any amount or benefits under an Award in any manner which would not be in compliance with Section 409A.
	(c)	Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent that any Section 409A Deferred Compensation would become payable under the Plan by reason of a Change in Control, such amount shall become payable only if the event constituting the Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which would result in the payment of Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Award to be Assumed or Replaced in accordance with Section 11(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such Award would have been settled in accordance with its then existing settlement schedule, an amount or amounts equal in the aggregate to an amount which preserves the compensation element of the Award at the time of the Change in Control.
	(d)	Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A.

A-9	2025 Proxy Statement

Back to Contents
	(e)	Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any tax or penalty on any Grantee under Section 409A and neither the Company nor the Administrator will have any liability to any Grantee for such tax or penalty.
13.	Stockholder Approval; Term of Plan. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. Subject to such approval, the Plan will become effective upon the later to occur of (a) the date of its initial adoption by the Board, and (b) the date of its initial approval by the Company’s stockholders (such later date, the “Effective Date”). The Plan will continue in effect for a term of ten (10) years from the Effective Date, unless terminated earlier under Section 14. Notwithstanding the foregoing, no Incentive Stock Options may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan (or if earlier, termination of the Plan pursuant to Section 14).
14.	Amendment, Suspension or Termination of the Plan.
	(a)	Subject to Section 14(c) below, the Board, in its sole discretion, may amend, suspend or terminate the Plan or any part thereof, at any time and for any reason.
	(b)	The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.
	(c)	Subject to Section 14(d) below, no amendment, suspension or termination of the Plan or an Award that materially impairs the rights of any Grantee will be effective as to such Grantee without a signed, written agreement authorized by the Administrator and by such Grantee and the Company.
	(d)	Subject to any limitations of Applicable Laws and notwithstanding Section 14(c) of the Plan, the Administrator may amend the terms of any one or more Awards without the affected Grantee’s consent even if it does materially impair such Grantee’ right if such amendment is done:
(i) in a manner specified by the Plan;
(ii) to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422;
(iii) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422 or resets the Incentive Stock Option holding periods applicable to the Award;
(iv) to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax or interest under Code Section 409A(a)(1)(B); or
(v) to amend any Award Agreement, to take effect retroactively or otherwise, as the Administrator deems necessary or advisable for the purpose of conforming such Award Agreement to any present or future law, regulation or rule applicable thereto.
	(e)	No Award may be granted during any suspension of the Plan or after termination of the Plan, but no such suspension or termination of the Plan will affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such suspension or termination. No termination of the Plan alone (including termination of the Plan under Section 13 above) shall constitute an amendment, suspension or termination of any then outstanding Award.
15.	Reservation of Shares.
	(a)	The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
	(b)	The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
16.	Rights as a Stockholder.
	(a)	A Grantee shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in Section 10 or another provision of the Plan.
	(b)	During any period in which Shares acquired pursuant to an Award remain subject to vesting conditions, the Grantee shall have all of the rights of a stockholder of the Company holding shares of Common Stock, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares, subject to the limitations set forth in Section 6(g)(iv) of the Plan.
17.	Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following: (a) by delivering to the Grantee evidence of book entry shares of Common Stock credited to the account of the Grantee, (b) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (c) by delivering such Shares to the Grantee in certificate form.
18.	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

A-10

Back to Contents
19.	No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Active Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Active Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Active Service has been terminated for Cause for the purposes of this Plan.
20.	No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
21.	Forfeiture Events.
(a) The Administrator may specify in an Award Agreement that the Grantee’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Continuous Active Service for Cause or any action or inaction by a Grantee, whether before or after termination of Continuous Active Service, that would constitute Cause for termination of Continuous Active Service. Notwithstanding any provisions to the contrary under the Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition under any Company clawback policy that may be in effect at grant and any other clawback policy that the Company is required to adopt to comply with Applicable Laws, including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (collectively, the “Clawback Policy”). The Administrator may require a Grantee to forfeit, return or reimburse the Company for all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 21(a) specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Grantee to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Related Entity.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Grantee who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Grantee during the twelve-(12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Grantee from the sale of securities of the Company during such twelve- (12-) month period.
22.	No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Related Entity’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Related Entity to take any action which such entity deems to be necessary or appropriate.
23.	Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
24.	Choice of Law, Jurisdiction and Venue. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules. Any action or proceeding by any person to enforce rights under the Plan or any Award granted hereunder shall be brought only in a state or federal court located in the State of Delaware. By accepting an Award hereunder, each Grantee irrevocably submits to the exclusive jurisdiction of such courts with respect to any such action or proceeding and waives the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

A-11	2025 Proxy Statement

Back to Contents

APPENDIX B

Reconciliation of GAAP and Non-GAAP Financial Measures

The Letter to Stockholders and the Compensation Discussion and Analysis section (“CD&A”) of this Proxy Statement contains non-GAAP financial measures for net income per share, gross margin and operating margin. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. Specifically, the Company believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to monitor, manage, evaluate and measure such operating performance. However, investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Moreover, the non-GAAP financial measures we present may be different from non-GAAP measures used by other companies or may not be comparable to similarly titled measurements reported by other companies, limiting their usefulness for comparison purposes. We do not consider non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial measures, and the non-GAAP financial measures used in this Proxy Statement should not be considered in isolation from measures of financial performance prepared in accordance with GAAP.

Non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin exclude certain items as set forth in the reconciliation tables below. The presentation of these and other similar items in Lumentum’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the table below ($ in millions, except per share data):

	FY 2024(1)	FY 2025
Net revenue	$1,359.2	$1,645.0
Gross profit on GAAP basis	251.5	459.9
Stock-based compensation	31.7	36.9
Other charges, net	16.6	(10.4)
Integration related costs	18.1	2.9
Amortization of acquired intangibles	83.9	82.2
Amortization of inventory fair value adjustments	8.3	-
Gross profit on non-GAAP basis	$410.1	$571.5
Gross margin* on GAAP basis	18.5%	28.0%
Gross margin* on non-GAAP basis	30.2%	34.7%
* gross margin is calculated as gross profit divided by net revenue

Loss from operations on GAAP basis	$(434.0)	$(180.1)
Stock-based compensation	128.8	177.2
Intangible assets write-off	-	2.7
Acquisition related costs	13.3	1.2
Integration related costs	27.0	9.2
Other charges, net	25.8	12.3
Amortization of acquired intangibles	150.6	149.7
Amortization of inventory fair value adjustments	8.3	-

B-1

Back to Contents
	FY 2024(1)	FY 2025
Restructuring and related charges	72.6	22.8
Gain on sale of facility	-	(34.9)
Income (loss) from operations on non-GAAP basis	$(7.6)	$160.1
Operating Margin on a GAAP basis	(31.9)%	(10.9)%
Operating margin on a non-GAAP basis	(0.6)%	9.7%
* operating margin is calculated as income(loss) from operations divided by net revenue

Net income (loss) on GAAP basis	$(546.5)	$25.9
Stock-based compensation	128.8	177.2
Intangible assets write-off	-	2.7
Acquisition related costs	13.3	1.2
Integration related costs	27.0	9.2
Other charges, net	25.8	12.3
Amortization of acquired intangibles	150.6	149.7
Amortization of inventory fair value adjustments	8.3	-
Restructuring and related charges	72.6	22.8
Foreign exchange (gains) losses, net	(0.7)	4.2
Non-cash interest expense on convertible notes and other expenses	14.9	3.0
Gain on sale of facility	-	(34.9)
Non-GAAP income tax reconciling adjustments	135.7	(226.9)
Net income on non-GAAP basis	$29.8	$146.4
Net income (loss) per share on a GAAP basis	$(8.12)	$0.37
Net income per share on non-GAAP basis (diluted)	$0.44	$2.06
Shares used in per share calculation - diluted on GAAP basis	67.3	69.6
Non-GAAP adjustment	0.4	1.6
Shares used in per share calculation - diluted on non-GAAP basis	67.7	71.2
(1)	During the first quarter of fiscal year 2025, we refined our methodology for reporting non-GAAP financial measures. Fiscal year 2024 non-GAAP financial measures in this table have been recast to conform to this refined methodology.

B-2	2025 Proxy Statement

Back to Contents

Back to Contents	Back to Contents

LUMENTUM HOLDINGS INC.
1001 RIDDER PARK DR.
SAN JOSE, CA 95131

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LITE2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79746-P37865	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LUMENTUM HOLDINGS INC.

The Board of Directors recommends you vote FOR
each of the following nominees:

1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Penelope A. Herscher	☐	☐	☐
	1b.	Pamela F. Fletcher	☐	☐	☐
	1c.	Isaac H. Harris	☐	☐	☐
	1d.	Michael E. Hurlston	☐	☐	☐
	1e.	Julia S. Johnson	☐	☐	☐
	1f.	Brian J. Lillie	☐	☐	☐
	1g.	Paul R. Lundstrom	☐	☐	☐
	1h.	Ian S. Small	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.	☐	☐	☐
3.	To approve the 2025 Equity Incentive Plan.	☐	☐	☐
4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2026.	☐	☐	☐
NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V79747-P37865

LUMENTUM HOLDINGS INC.
Annual Meeting of Stockholders
November 19, 2025 8:00 A.M. PST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael Hurlston, Wajid Ali and Jae Kim, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LUMENTUM HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders which will be a virtual meeting conducted via the Internet, to be held at 8:00 A.M., PST on November 19, 2025, at www.virtualshareholdermeeting.com/LITE2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side